EXECUTION COPY


              FRANCHISE RECEIVABLE FUNDING AND SERVICING AGREEMENT


                          Dated as of October 14, 1999


                                  by and among


                              CNL APF PARTNERS, LP,
                                  as Borrower,


                          NEPTUNE FUNDING CORPORATION,
                                   as Lender,


                    CNL FINANCIAL SERVICES, LP, as Servicer,

                                       and

             COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A.,
                   "RABOBANK INTERNATIONAL", NEW YORK BRANCH,
                  as the Collateral Agent and as the Deal Agent

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                                TABLE OF CONTENTS

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                                                                                                               Page
ARTICLE I  DEFINITIONS............................................................................................1
   SECTION 1.1.  Certain Defined Terms............................................................................1
   SECTION 1.2.  Terms............................................................................................1
   SECTION 1.3.  Incorporation....................................................................................1
   SECTION 1.4.  Interpretation...................................................................................1
ARTICLE II  ADVANCES..............................................................................................1
   SECTION 2.1.  Advances.........................................................................................1
   SECTION 2.2.  Procedures for Advances..........................................................................1
   SECTION 2.3.  Reduction of the Program Amount..................................................................1
   SECTION 2.4.  Liquidity Advances...............................................................................1
   SECTION 2.5.  Note.............................................................................................1
   SECTION 2.6.  Repayments.......................................................................................1
   SECTION 2.7.  Interest.........................................................................................1
   SECTION 2.8.  Fees.............................................................................................1
   SECTION 2.9.  Time and Method of Payments......................................................................1
   SECTION 2.10.  Additional Costs; Capital Requirements..........................................................1
   SECTION 2.11.  Breakage Costs..................................................................................1
   SECTION 2.12.  Taxes...........................................................................................1
ARTICLE III  CONDITIONS TO LENDING................................................................................1
   SECTION 3.1.  Conditions Precedent to Effectiveness of Agreement...............................................1
   SECTION 3.2.  Conditions Precedent to All Advances.............................................................1
ARTICLE IV  REPRESENTATIONS AND WARRANTIES........................................................................1
   SECTION 4.1.  Representations and Warranties of the Borrower...................................................1
   SECTION 4.2.  Representations and Warranties of the Servicer...................................................1
ARTICLE V  GENERAL COVENANTS OF THE BORROWER......................................................................1
   SECTION 5.1.  Affirmative Covenants of the Borrower............................................................1
   SECTION 5.2.  Negative Covenants of the Borrower...............................................................1
   SECTION 5.3.  Borrower Hedging Instruments.....................................................................1
ARTICLE VI  COLLECTIONS AND DISBURSEMENTS; FEES...................................................................1
   SECTION 6.1.  Establishment of Accounts........................................................................1
   SECTION 6.2.  Funding of Collection Account....................................................................1
   SECTION 6.3.  Borrowing Excess.................................................................................1
   SECTION 6.4.  Disbursements From the Collection Account -- Payment Date Procedures.............................1
   SECTION 6.5.  Notification by Servicer.........................................................................1
   SECTION 6.6.  Investment of Collections........................................................................1
   SECTION 6.7.  Termination Procedure............................................................................1
ARTICLE VII  APPOINTMENT OF THE SERVICER..........................................................................1
   SECTION 7.1.  Appointment of the Servicer......................................................................1
   SECTION 7.2.  Duties and Responsibilities of the Servicer......................................................1
   SECTION 7.3.  Authorization of the Servicer....................................................................1
   SECTION 7.4.  Servicing Fees...................................................................................1
   SECTION 7.5.  Negative Covenants of the Servicer...............................................................1
   SECTION 7.6.  Reporting........................................................................................1
   SECTION 7.7.  Limited Partnership Existence....................................................................1
   SECTION 7.8.  No Recourse......................................................................................1
   SECTION 7.9.  Cooperation With Requests for Information or Documents...........................................1
   SECTION 7.10.  Successor Servicer..............................................................................1
   SECTION 7.11.  Transfer of Servicing...........................................................................1
ARTICLE VIII  GRANT OF SECURITY INTERESTS.........................................................................1
   SECTION 8.1.  Borrower's Grant of Security Interest............................................................1
   SECTION 8.2.  Delivery of Collateral...........................................................................1
   SECTION 8.3.  Borrower Remains Liable..........................................................................1
   SECTION 8.4.  Covenants of the Borrower and Servicer Regarding the Collateral..................................1
   SECTION 8.5.  Limited Recourse.................................................................................1
   SECTION 8.6.  Release of Collateral............................................................................1
   SECTION 8.7.  Substitution.....................................................................................1
ARTICLE IX  TERMINATION EVENTS....................................................................................1
   SECTION 9.1.  Termination Events...............................................................................1
   SECTION 9.2.  Servicer Event of Default........................................................................1
   SECTION 9.3.  Control of Lockbox Account.......................................................................1
ARTICLE X  REMEDIES...............................................................................................1
   SECTION 10.1.  Actions Upon Termination Event..................................................................1
   SECTION 10.2.  Application of Proceeds.........................................................................1
   SECTION 10.3.  Exercise of Remedies............................................................................1
   SECTION 10.4.  Waiver of Certain Laws..........................................................................1
   SECTION 10.5.  Power of Attorney...............................................................................1
ARTICLE XI  INDEMNIFICATION.......................................................................................1
   SECTION 11.1.  Indemnities by the Borrower.....................................................................1
   SECTION 11.2.  Indemnities by the Servicer.....................................................................1
ARTICLE XII  MISCELLANEOUS........................................................................................1
   SECTION 12.1.  Notices, etc....................................................................................1
   SECTION 12.2.  Binding Effect; Assignability; Termination......................................................1
   SECTION 12.3.  Costs, Expenses and Taxes.......................................................................1
   SECTION 12.4.  The Deal Agent..................................................................................1
   SECTION 12.5.  Confidentiality.................................................................................1
   SECTION 12.6.  No Proceedings..................................................................................1
   SECTION 12.7.  Amendments; Waivers; Consents...................................................................1
   SECTION 12.8.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL....................................1
   SECTION 12.9.  Execution in Counterparts; Severability.........................................................1
   SECTION 12.10.  Descriptive Headings...........................................................................1
   SECTION 12.11.  Recourse Against Certain Parties...............................................................1
   SECTION 12.12.  Signed, sealed and delivered in the............................................................1
ARTICLE XIII  WARRANTY DEED.......................................................................................1


                                    SCHEDULES

SCHEDULE 1........List of Pledged Receivables
SCHEDULE 2........Concentration Limits and Tiers
SCHEDULE 3........Approved Concepts
SCHEDULE 4                          List of Lockbox Account Banks, Lockboxes and Lockbox Accounts
SCHEDULE 5                          Licenses and Permits of Borrower and Servicer Applied for but not Obtained
SCHEDULE 6                          Trade Names and Former Names
SCHEDULE 7                          Addresses for Notice / UCC Locations

                                    EXHIBITS

EXHIBIT A..................Forms of Borrower's Notice
                                    - Funding Request
                                    - Repayment of Advance
                                    - Reduction of Program Amount
                                    - Termination of Program Amount
     EXHIBIT A-1...........Form of Final Transaction Summary
EXHIBIT B                  Settlement Agent's Letter
                                    - Loan
                                    - Lease
EXHIBIT C                  Form of Note
EXHIBIT D                  List of Litigation Matters
EXHIBIT E                  Form of Officer's Certificate as to Insolvency
EXHIBIT F                  Form of Monthly Report
EXHIBIT G                  Copy of Servicer's Credit and Collection Policies
EXHIBIT H                  Form of Estoppel Letter
EXHIBIT I                  Successor Servicer
EXHIBIT J                  The Deal Agent
EXHIBIT K                  Form of Obligor Note
EXHIBIT L                  Required Lease Provisions
EXHIBIT M                  Approved Environmental Assessment Firms
EXHIBIT N                  [Reserved.]
EXHIBIT O                  Form of Opinion (Counsel to Borrower - Mortgages
EXHIBIT P-1                Form of Franchise Receivable Assignment - Loan
EXHIBIT P-2                Form of Franchise Receivable Assignment - Lease
EXHIBIT Q                  Form of Pledged Receivable Supplement

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                  FRANCHISE RECEIVABLE FUNDING AND SERVICING AGREEMENT, dated as of October 14, 1999 (the "Agreement") by and among CNL APF PARTNERS, LP, a Delaware limited partnership (the "Borrower"), NEPTUNE FUNDING CORPORATION, a
Delaware  corporation   ("Neptune"  or  the  "Lender"),   COOPERATIEVE  CENTRALE
RAIFFEISEN-BOERENLEENBANK, B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH ("Rabobank"), as collateral agent (in such capacity, the "Collateral Agent") and as deal agent (in such capacity, the "Deal Agent"), and CNL FINANCIAL SERVICES, LP, a Delaware limited partnership, as servicer (the "Servicer").

                              W I T N E S S E T H:



                  WHEREAS, the Borrower is engaged in the business of, among other things, making secured Franchise Loans to, and entering into Franchises Leases with, Obligors owning or operating specified properties under Approved Concepts, and acquiring such Franchise Loans, and the properties subject to Franchise Leases, from its affiliates;


                  WHEREAS, the Borrower and the Lender intend that the Lender will make Advances to the Borrower from time to time, such Advances to be secured by the Collateral;


                  WHEREAS, the Deal Agent has been requested and is willing to act as agent on behalf of the Lender in connection with the making and financing of such Advances;


                  WHEREAS, in order to effectuate the purposes of this Agreement, the Borrower, the Lender and the Deal Agent desire that a servicer be appointed to perform certain servicing, administrative and collection functions in respect of the Collateral;


                  WHEREAS, the Servicer has been requested and is willing to perform such servicing, administrative and collection functions in respect of the Collateral; and


                  WHEREAS, in order to secure the Advances made to the Borrower by the Lender and the other Borrower Secured Obligations, the Borrower intends to grant to the Collateral Agent a security interest in the Franchise Receivables and the other Collateral.

                  NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
         SECTION 1.1.......Certain Defined Terms.

                  As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):


                  Additional Amounts: Any amounts payable to any Affected Party under Sections 2.10 and 2.11.

                  Additional Costs:  As defined in Section 2.10(b).

                  Advance:  As defined in Section 2.1.


                  Adverse Claim: With respect to any Person, any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest in any property of such Person.


                  Affected Party: The Lender, the Deal Agent, any Liquidity Lender, any letter of credit provider to the Lender, or any affiliate of the foregoing persons.


                  Affiliate: As to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For the purposes of this definition, the terms "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or to cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.


                  Aggregate Eligible Investment Value: As of the date of any calculation, an amount equal to the sum of the Eligible Investment Values of all Eligible Investments which are owned by the Borrower on such date and were acquired with Collections on account of principal payments on Franchise Loans or rental payments on Franchise Leases deposited in the Collection Account, reduced by the sum of all amounts received by the Borrower in respect of the principal of such Eligible Investments through such date of calculation.


                  Aggregate Eligible Receivable Value: As of the date of any calculation, an amount equal to (i) the aggregate Receivable Basis of all Eligible Receivables, minus (ii) an amount equal to the sum of (x) the aggregate Receivable Basis of all Eligible Receivables which are Defaulted Receivables,
(y) 50% of the aggregate Receivable Basis of all Eligible Receivables which are Delinquent Receivables and (z) the aggregate Excess Concentration Amounts (as defined in Schedule 2).


                  Aggregate Unpaids: At any time, an amount equal to the aggregate outstanding principal balance of the Advances, all accrued and unpaid Yield and all other unpaid Borrower Secured Obligations at such time.


                  Agreement: This Franchise Receivable Funding and Servicing Agreement, dated as of October 14, 1999, as amended, modified, supplemented or restated from time to time.Applicable Margin: Has the meaning given to such term in the Fee Letter.


                  Appraised Value: With respect to any property which secures a Franchise Loan or is the subject of a Franchise Lease, the fair market thereof as disclosed in a report prepared by an Approved Valuation Company using market standard valuation methods for valuing property of the relevant type and otherwise satisfactory to the Deal Agent.


                  Approved Valuation Company: Valuation Associates or such other accounting, investment banking or valuation firm as shall have been approved in writing by the Deal Agent.


                  Approved  Concept:   The  restaurant  concepts  set  forth  in
Schedule 3, as revised from time to time by the Borrower, with the written approval of the Deal Agent.


                  Basic Documents: This Agreement, the Note, the Fee Letter, the Franchise Receivable Assignments, the Custodial Agreement, the Liquidity Agreement and all agreements, instruments, guarantees, certificates, financing statements or other documents (including, without limitation, all Mortgages, Mortgage Assignments and Hedging Instruments, but not including Pledged Receivables) executed and/or delivered in connection herewith or therewith.


                  Borrower: CNL APF Partners, LP, a Delaware partnership, and any successor thereto.

                  Borrower Account Collateral:  As defined in Section 8.1(c).

                  Borrower Assigned Agreements:  As defined in Section 8.1(b).


                  Borrower Notice: A written notice, in the form of Exhibit A, to be used for each borrowing, repayment of each Advance, or termination or reduction of the Program Amount and Optional Prepayments of Advances.


                  Borrower Secured Obligations: All obligations of every nature of the Borrower to the Lender or any other Secured Party, now or hereafter existing, under this Agreement or any other Basic Document, and all amendments, extensions or renewals hereof or thereof, whether for principal, interest, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owned with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Lender or any such Secured Party as a preference, fraudulent transfer or otherwise.


                  Borrowing Base: At any time, the sum of (i) 85% of the Aggregate Eligible Receivable Value as of such date, plus (ii) the Aggregate Eligible Investment Value as of such date, plus (iii) the aggregate amount of Collections on account of principal payments on Franchise Loans and rental payments on Franchise Leases on deposit in the Collection Account on such day (excluding any such Collections invested in Eligible Investments).


                  Borrowing Excess: For any date, as disclosed in the most recently submitted Borrower Notice or Monthly Report, the amount, if any, by which the aggregate outstanding principal balance of the Advances as of such date exceeds the lesser of (i) the Program Amount and (ii) the Borrowing Base.

                  Breakage Costs:  As defined in Section 2.11.


                  Business Day: Any day of the year other than a Saturday, Sunday or any day on which banks generally are required, or authorized, to close in New York, New York.


                  Cash Flow: As to any calculation at the level of an Obligor (which shall be deemed to include its consolidated Affiliates), an amount equal to (a) the sum of (i) net income, (ii) income tax, (iii) interest expense, (iv) all non-cash amounts in respect of depreciation and amortization, (v) all non-recurring expenses, (vi) the amount of any management fees paid by such Obligor in excess of 2% of annual sales and (vii) all operating lease or rent expense, less (b) all non-recurring income.


                  As to any  calculation  at the Unit level,  an amount equal to
(a) the sum of (i) net income, (ii) income tax, (iii) interest expense, (iv) all non-cash amounts in respect of depreciation and amortization, (v) all non-recurring expenses, (vi) the amount of any management fees paid with respect to such Unit in excess of the greater of 2% of annual sales or $20,000 and (vii) all operating lease or rent expense, less (b) all non-recurring income.

                  Closing Date: October 14, 1999.

                  Collateral:  As defined in Section 8.1.

                  Collateral Agent: Rabobank in its capacity as Collateral agent for the Lender and the other Secured Parties, and any successor thereto in such capacity.

                  Collection Account: The account maintained with the Depositary described in Section 6.1(b).

                  Collection Account Deficiency: For any Payment Date, any deficiency in the amounts on deposit in the Collection Account necessary to make the payments required under Sections 6.4(a)(i) through (v).


                  Collection Period: Each calendar month, except that the first Collection Period shall be the period from and including the Closing Date to and including the last day of the calendar month in which the Closing Date occurs.


                  Collections: All cash collections and other Proceeds of the Collateral including, without limitation, (i) all payments of principal and interest in respect of Franchise Loans, (ii) all basic rent and percentage rent payments in respect of Franchise Leases, (iii) all late charges, penalties, fees and interest arising in connection with any Franchise Receivable and recoveries with respect to Franchise Receivables that have been written off as uncollectible, (iv) all payments made to or for the benefit of the Borrower under any Obligor Document or Basic Document and (v) all cash proceeds from the sale, re-lease or other disposition of any of the Collateral; provided, however, that "Collections" shall not include any payments made in respect of Franchise Leases (including without limitation payments for insurance, real estate tax and sales tax) except as described in items (ii) and (v).


                  Commitment: The commitment of the Lender to make Advances to the Borrower, on the terms and conditions set forth herein, in an aggregate principal amount not to exceed at any one time outstanding the Program Amount.


                  Commitment   Termination   Date:   The   earlier  of  (i)  the
Termination Date and (ii) the Scheduled Commitment Termination Date.

                  Company Obligor:  A franchisor of an Approved Concept.


                  Concentration  Limits:  The Concentration  Limits set forth in
Schedule 2, as revised from time to time by the Borrower with the prior written approval of the Deal Agent.

                  Covered Taxes:  As defined in Section 2.12.


                  CP Rate: For any day during any Yield Period, a rate equivalent to the sum of (i) the per annum rate equivalent to the weighted average of the per annum rates paid or payable by the Lender from time to time as interest on commercial paper notes or otherwise (by means of interest rate hedges or otherwise and taking into consideration any incremental carrying costs associated with short-term promissory notes issued by the Lender maturing on dates other than those certain dates on which the Lender is to receive funds) in respect of the promissory notes issued by the Lender that are allocated, in whole or in part, by the Deal Agent (on behalf of the Lender) to fund or maintain the Advances during such period, as determined by the Deal Agent (on behalf of the Lender) and reported to the Borrower and the Servicer, which rates shall reflect and give effect to (A) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Deal Agent (on behalf of the Lender) and (B) other borrowings by the Lender, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the CP Rate, the Deal Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum, plus (ii) the Applicable Margin.


                  Credit and Collection Policies: The credit, collection, customer relations and service policies and procedures of the Servicer in effect on the Closing Date, a description of which is attached as Exhibit G and as such policies and procedures may hereafter be amended, modified or supplemented from time to time in accordance with Section 7.5(e).


                  Custodian: U.S. Bank National Association or such other custodian as the Collateral Agent may appoint.

                  Custodial Agreement: That certain Custodial Agreement dated as of the date hereof among the Custodian, Collateral Agent, Deal Agent, Servicer and Borrower.

                  DCR: Duff & Phelps Credit Rating Co. and any successor thereto.


                  Deal Agent: Rabobank, in its capacity as agent for the Lender hereunder, and any successor thereto in such capacity.


                  Debt: As to any Person at any date, all liabilities, obligations and indebtedness (actual or contingent) of such Person (a) for borrowed money, (b) evidenced by promissory notes, bonds, debentures, notes or other similar instruments, (c) to pay the deferred purchase price of property or services, (d) as lessee under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (e) secured by any lien or other charge upon a property or asset owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (f) under any interest rate swap, interest rate cap, interest rate floor, interest rate collar, or other hedging instrument or agreement, (g) under reimbursement agreements or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of letters of credit opened to provide for payment of goods and services purchased in the ordinary course of business),
(h) under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above, or (i) for liabilities in respect of unfunded vested benefits under plans covered by ERISA. For the purposes hereof, all liabilities, obligations and indebtedness shall be without duplication and the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Debt of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Debt, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Debt of another Person, or to supply funds to or in any manner invest in another Person in connection with the Debt of such Person.


                  Defaulted Receivable: With respect to any Collection Period, any Franchise Receivable (i) that is more than 90 days past due in the payment of principal or interest or rent as of the end of such Collection Period, (ii) as to which the Obligor thereunder has become the subject of an Event of Bankruptcy, or (iii) that has been, or should be, considered defaulted or has been, or should be, placed on non-accrual status in accordance with the Credit and Collection Policies.


                  Delinquency Ratio: With respect to any Collection Period, the ratio, expressed as a percentage, the numerator of which is the aggregate Receivable Basis of all Eligible Receivables greater than 60 days past due in the payment of interest or principal or rent that are not Defaulted Receivables, and the denominator of which is the Aggregate Eligible Receivable Value, in each case as of the last day of such Collection Period.


                  Delinquent Receivable: With respect to any Collection Period, any Franchise Receivable that is greater than 60 days past due in the payment of principal or interest or rent as of the end of such Collection Period.

                  Depositary:  Rabobank.


                  Determination Date: With respect to any Payment Date, the last day of the immediately preceding calendar month.

                  Dollar and $: Lawful currency of the United States of America.


                  Effective Date: The date on which the conditions  specified in
Section 3.1 shall have been satisfied.


                  Eligible Assignee: (a) A Person whose short-term unsecured and unguaranteed obligations are rated at least A-1 by S&P and D-1 by DCR, or whose obligations under the Liquidity Agreement are guaranteed by a Person whose short-term ratings are at least A-1 by S&P and D-1 by DCR, or (b) such other Person satisfactory to the Lender, the Deal Agent and each of the rating agencies rating any of the short-term commercial paper notes issued by the Lender.

                  Eligible Investments: One or more of the following types of investments:


                  (a)......marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States which have a maturity of not more than 270 days from the date of acquisition;


                  (b)......marketable  obligations,  the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States and which have a maturity of not more than 270 days from the date of acquisition;


                  (c)......bankers'  acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in Dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term securities of which are rated at least A-1 by S&P and, if rated by DCR, at least D-1 by DCR and, if rated by Moody's, at least P-1 by Moody's;


                  (d)  .....repurchase  obligations with a term of not more than ten days for underlying securities of the types described in clauses (a), (b) and (c) above entered into with any bank of the type described in clause (c) above;


                  (e)......commercial  paper  rated at least A-1 by S&P and,  if rated by DCR, at least D-1 by DCR and, if rated by Moody's, at least P-1 by Moody's; and


                  (f)......demand  deposits,  time deposits or  certificates  of deposits (having original maturities of no more than 365 days) of depositary institutions or trust companies incorporated under the laws of the United States or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; providedthat at the same time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be rated at least A-1 by S&P and, if rated by DCR, at least D-1 by DCR and, if rated by Moody's, at least P-1 by Moody's.


                  Eligible Investment Value: As of the date of any calculation, for any Eligible Investment, the cash purchase price paid (which may include accrued interest through the date of such purchase) to acquire such Eligible Investment for the Collection Account; provided, however, if such Eligible Investment was not acquired for cash, then the Eligible Investment Value for such Eligible Investment shall be the amount agreed upon by the Borrower and the Deal Agent at the time such Eligible Investment was acquired.


                  Eligible Obligor: Any Obligor liable, or any group of Obligors who together are jointly and severally liable, for a Franchise Receivable, and which Obligor individually, or group of Obligors collectively, satisfies each of the following requirements at the time such Franchise Receivable is added to the Pledged Receivables hereunder and, to the extent provided below, at all other times:


                  (a)......at  all times,  the Obligor is a franchisee  under an
Approved Concept, or is a Company Obligor that is operating restaurants within an Approved Concept;


                  (b)......at all times, the Obligor is a U.S. Person as defined under the IRC, unless otherwise approved by the Deal Agent in its sole discretion;


                  (c)......the  Obligor (i) is a Company  Obligor or has entered into a franchise agreement with respect to the Approved Concept and is in compliance with all material terms and conditions of such franchise agreement, or (ii) if the Obligor is not a Company Obligor and is seeking funding with respect to construction of all or part of a restaurant and such restaurant remains uncompleted at the time such Franchise Receivable is added to the Pledged Receivables hereunder, the Obligor shall have executed a franchise agreement with an Approved Concept within seven (7) months after the time such Franchise Receivable is added to the Pledged Receivables hereunder;


                  (d)......the  Obligor is not an Affiliate of the Borrower,  or
if it is an Affiliate of the Borrower, the Lender, in its sole discretion, shall have given its prior written consent to such Person qualifying as an "Eligible Obligor";


                  (e)......the  Obligor is not  delinquent in the payment of (to the extent liable therefor) any ground rent, taxes or other assessment attachable to the collateral securing the Franchise Receivable (or, in the case of a Franchise Lease, any of the Real Property which is the subject of such Franchise Lease), unless the proceeds of such Franchise Receivable are used to cure such delinquency;


                  (f)......the  Obligor is a Company  Obligor or the term of the
Obligor's franchise agreement is at least equal to the remaining term of the related Franchise Receivable or allows for renewal periods or successor franchise agreements the cumulative term of which will be greater than or equal to the term of such Franchise Receivable;

                  (g)......to  the  knowledge of the Borrower and the  Servicer,
(i) the Obligor is not in default in any material respect under any existing Franchise Receivable or other lease or loan agreement with any lender or landlord (unless such default will be cured by virtue of the funding under the Franchise Receivable), (ii) the Obligor, if a franchisee, is not in default under any franchise agreement and (iii) no Event of Bankruptcy has occurred with respect to such Obligor during the preceding five (5) years;


                  (h)......the  Obligor or Affiliates thereof operate and manage at least four (4) additional casual dining restaurants or at least four (4) additional quick service restaurants under Approved Concepts; and


                  (i)......the  Obligor or  Affiliates  thereof have operated or managed one or more Approved Concepts for at least three (3) years.


                  Eligible Receivable: A Franchise Receivable (i) which is a Pledged Receivable, and (ii) which, unless otherwise agreed to in writing by the Deal Agent, satisfies each of the following requirements at the time such Franchise Receivable is added to the Pledged Receivables hereunder and, to the extent provided below, at all other times:


                  (a)......at all times such Franchise  Receivable is either (i)
a Fee Simple Loan, a Ground Lease Loan or an Enterprise Loan or (ii) a Franchise Lease consisting of a triple-net lease on Real Property, fee title of which Real Property is vested in the Borrower free and clear of any Adverse Claim or Restrictions on Transferability (other than Permitted Liens);


                  (b)......such Franchise Receivable was originated,  documented and closed in accordance with the terms of the Credit and Collection Policies (excluding for these purposes policies relating to minimum LTV Ratios) and in the ordinary course of business of the Borrower or a Transferring Affiliate;


                  (c)......such  Franchise Receivable was originated pursuant to a commitment letter issued in the name of the Borrower or a Transferring Affiliate in connection with one or more Units to be operated under an Approved Concept;


                  (d)......at  all  times  such  Franchise   Receivable  has  an
amortization schedule and final maturity (in the case of a Franchise Loan) or an original lease term (in the case of a Franchise Lease) of no more than 20 years;


                  (e)......such   Franchise   Receivable  on  the  date  of  its
origination and the related Funding Date is not a Defaulted Receivable or a Delinquent Receivable;


                  (f)......such  Franchise  Receivable at all times is evidenced by (i) in the case of a Franchise Loan, one or more notes (provided that there shall not be more than one note per Unit site) in substantially the form attached hereto as Exhibit K, each of which is duly endorsed in blank or (ii) in the case of a Franchise Lease, one or more leases (provided that there shall not be more than one lease per Unit site) which satisfies each of the requirements specified in Exhibit L;


                  (g)......payment on the Franchise Receivable is, at all times, due monthly; and such Franchise Receivable either has a fixed Receivable Yield equal to or greater than the equivalent yield to maturity on a ten (10) year U.S. Treasury Security (the "Treasury Rate") plus 250 basis points, or a floating Receivable Yield equal to or greater than LIBOR plus 250 basis points;


                  (h)......at  all  times,  each  Obligor  in  respect  of  such
Franchise  Receivable  has  been  instructed,   or  has  received  coupon  books
instructing it, to remit all payments to a Lockbox;


                  (i)......such   Franchise   Receivable   was   originated   in
accordance with and, together with the related Obligor Documents, satisfies any and all requirements of, all applicable federal, state, and other applicable laws and regulations (including, without limitation, all such laws and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity and usury);


                  (j)......at  all times,  such Franchise  Receivable has an LTV
Ratio that is no greater than (i) 70% if such Franchise Receivable is a Fee Simple Loan, (ii) 60% if such Franchise Receivable is an Enterprise Loan or a
Ground  Lease Loan and (iii) 94% if such  Franchise  Receivable  is a  Franchise
Lease;


                  (k)......the consolidated FCCR at the Obligor level in respect of such Franchise Receivable equals or exceeds 1.20x and the FCCR at the Unit level for each Unit related to such Franchise Receivable equals or exceeds 1.10x; provided, that if such Franchise Receivable is a Franchise Lease whose Obligor operates and manages (or has Affiliates which operate or manage) at least 10 separate Units under Approved Concepts, the FCCR at the Unit level for each Unit related to such Franchise Receivable need not equal or exceed 1.10x;


                  (l)......at all times, such Franchise Receivable,  if a Ground
Lease Loan or an Enterprise Loan, is supported by a lease term on the premises at least as long as such Franchise Receivable's final maturity, or is subject to renewals or options to renew that, if exercised, will cause such lease term to exceed the Franchise Receivable's final maturity;


                  (m)......at all times, the Borrower shall be the owner of such
Franchise Receivable free and clear of any Adverse Claims other than Permitted Liens, and all filings (including, without limitation, all Mortgages, Mortgage Assignments and financing statements described in the definition of "Obligor Documents") required in order to cause (i) the Borrower to have a first priority perfected security interest in, and lien on, the collateral securing such Franchise Receivable, (ii) in the case of a Franchise Lease, the legal and beneficial ownership of the Real Property which is the subject of such Franchise Lease to be vested in the Borrower, free and clear of any Adverse Claims and Restrictions on Transferability (other than Permitted Liens) and (iii) the Collateral Agent to have a first priority perfected security interest in, and lien on, all Collateral relating to such Franchise Receivable (including, without limitation, any Real Property securing any Franchise Loan or the subject of any Franchise Lease) have, in each case of clauses (i), (ii) and (iii), been duly filed and recorded with all appropriate Governmental Authorities or have been released to the title insurer or local recording office for timely filing and recording in the ordinary course and all fees in respect of such filings have been paid in full;


                  (n)......at  all  times,   the  property  which  secures  such
Franchise Receivable (and, in the case of a Franchise Lease, all property which is the subject of such Franchise Lease) is insured against loss or damage by all hazards (except for earthquake and flood hazards) included in standard extended coverage and the Collateral Agent is named as an additional insured and loss payee;


                  (o)......at  all  times  such  Franchise   Receivable,   if  a
Franchise Lease or a fixed rate Franchise Loan, is covered by a Hedging Instrument (either individually or on a portfolio basis) acceptable to the Deal Agent and (i) in the case of a fixed rate Franchise Loan, has a prepayment penalty sufficient to cover any swap breakage costs associated with early termination (in whole or in part) of such Hedging Instrument to the extent such Franchise Loan is prepayable and (ii) in the case of a Franchise Lease, is non-cancelable for five (5) years (subject to certain exceptions relating to casualty and condemnation and substitution of leases as set forth in the lease provisions attached hereto as Exhibit L) and, to the extent the Obligor or any of its Affiliates has any option or obligation to purchase the property which is the subject of such Franchise Lease, such Franchise Lease or the relevant agreement under which such option or obligation arises provides that such purchase shall be made at a purchase price equal to at least 115% of the Rent Cost Basis of such property, provided that such minimum purchase price requirement shall not apply with respect to a Franchise Lease if (i) the Deal Agent shall have agreed in writing that such Franchise Receivable may be treated as an Eligible Receivable hereunder notwithstanding its failure to satisfy such requirement and (ii) after giving effect to such treatment, no more than 20% of the Maximum Funded Collateral Amount would consist of Franchise Leases which fail to satisfy such requirement


                  (p)......all Real Property securing or supporting  payments on such Franchise Receivable (including, in the case of a Franchise Lease, all Real Property subject to such Franchise Lease) is in compliance with all Environmental Laws, as confirmed by (i) in the case of an Enterprise Loan or a Ground Lease Loan, an environmental questionnaire and other environmental due diligence obtained and completed in accordance with the Credit and Collection Policy with respect to such Real Property no more than six months prior to originating such Franchise Loan and (ii) in the case of a Franchise Lease or a Fee Simple Loan, an Environmental Site Assessment obtained and completed in accordance with the Credit and Collection Policy with respect to such Real Property no more than six months prior to origination of such Franchise Lease or Fee Simple Loan;


                  (q)......a complete set of Obligor Documents has been executed and delivered with respect to such Franchise Receivable, which Obligor Documents
(i) at all times, together with such Franchise Receivable, are in full force and effect and constitute the legal, valid and binding obligation of each related Obligor, enforceable against each such Obligor in accordance with its terms and, at the time such Franchise Receivable is added to the Pledged Receivables hereunder, are not subject to any dispute, offset, counterclaim or defense whatsoever, (ii) if such Franchise Receivable is a Franchise Loan, such Franchise Loan at all times is substantially in a form that has been approved by the Deal Agent (such approval not to be unreasonably withheld), or if such Franchise Receivable is a Franchise Lease, such Franchise Lease at all times complies with the Required Lease Provisions set forth in Exhibit L and (iii) have been received by the Custodian within fifteen (15) Business Days of such Franchise Receivable being included in the Pledged Receivables;


                  (r)......at all times, the collateral  securing such Franchise
Receivable (and, in the case of a Franchise Lease, the Real Property which is the subject of such Franchise Lease) is located in the United States or a territory of the United States or in any other country approved by the Deal Agent (in its sole discretion);


                  (s)......the Obligor with respect to such Franchise Receivable is an Eligible Obligor;


                  (t)......in the case of a Franchise Loan, such Franchise Loan, if originated at the same time as other Franchise Loans having the same Obligor, is cross-defaulted with such other Franchise Loans, such that a default under one such Franchise Loan will constitute a default under the other such Franchise Loans;


                  (u)......if  such  Franchise  Receivable  was  originated by a
Transferring Affiliate, then such Franchise Receivable has been duly assigned to the Borrower by such Transferring Affiliate in accordance with a Franchise Receivable Assignment and all consideration required to be paid by the Borrower to such Transferring Affiliate with respect to such assignment has been paid in full;


                  (v)......in  the case of a Franchise  Lease,  if after  giving effect to the inclusion of such Franchise Lease in the Collateral the aggregate Receivable Basis for all Franchise Leases covering property in the same State would be equal to or greater than $15,000,000, then the Deal Agent shall have received an opinion substantially in the form attached hereto as Exhibit O covering the laws of such State from counsel reasonably satisfactory to the Deal Agent (it being understood that such opinion need only be delivered once for each applicable State);


                  (w)......in  the case of a Franchise Loan, the debt obligation under such Franchise Receivable constitutes an "instrument" or a "general intangible" within the meaning of the UCC of the jurisdiction which governs perfection of a security interest in such Franchise Receivable; and


                  (x)......such  Franchise  Receivable  has not  been  extended, amended, forgiven, discharged, waived, canceled or otherwise modified in any material respect at any time since it was initially included in the Collateral except as permitted by Section 5.2(b) and Section 7.5(b); provided that the Borrower may consent to the assignment of any Franchise Lease not subject to assignment restrictions in the related franchise agreement so long as the assignee is an Eligible Obligor hereunder.


                  Enterprise Loan: Any Franchise Loan secured by a first priority perfected security interest in, or lien on, the Obligor's rights as lessee to access and operate the related Unit.


                  Environmental Laws: Any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued, by the United States of America, any state of the United States and any political subdivision of any of the foregoing (and any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over any Obligor, the Borrower, any Transferring Affiliate or any of their respective property) relating to environmental matters in any jurisdiction where any Obligor, any Transferring Affiliate or the Borrower owns, leases or operates its property or under federal law .


                  Environmental Site Assessment: A Phase I environmental site assessment and testing report prepared according to ASTM standards which presents a description of the subject real property, its location, surroundings, use, proposed use and any associated environmental issues and problems, or such further environmental audit and testing report as shall be recommended in the Phase I environmental site assessment and testing report from time to time, conducted by an Environmental Site Assessment Firm.


                  Environmental Site Assessment Firm: Any of the environmental audit firms listed on Exhibit M hereto, and any other environmental audit firm of national standing which specializes in environmental audits and inspections which firms shall from time to time be approved in writing by the Deal Agent.


                  ERISA: The Employee Retirement Income Security Act of 1974, as it may be amended from time to time and the regulations promulgated thereunder.


                  Eurodollar Disruption Event: With respect to any day occurring in any Yield Period, any of the following: (a) a determination by any Liquidity Lender on such day that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States Dollars in the London interbank market to make, fund or maintain any Liquidity Loan during such Yield Period, (b) a determination by any Liquidity Lender on such day that the rate at which deposits of United States Dollars are being offered to such Liquidity Lender in the London interbank market does not accurately reflect the cost to such Liquidity Lender of making, funding or maintaining any Liquidity Loan during such Yield Period or (c) the inability of any Liquidity Leader on such day to obtain United States Dollars in the London interbank market to make, fund or maintain any Liquidity Loan to be made by it during such Yield Period.


                  Event of Bankruptcy: With respect to any specified Person, the occurrence of any of the following events:


                  (a)......a  case  or  other  proceeding  shall  be  commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such Person under any law (foreign or domestic) relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 days or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws (foreign or domestic) now or hereafter in effect; or


                  (b)......such  Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due.


                  Facility Maturity Date: The earliest of (i) the Termination Date, (ii) the Scheduled Facility Maturity Date, (iii) the third anniversary of the Scheduled Commitment Termination Date and (iv) the third anniversary of any borrowing by the Lender under the Liquidity Agreement to fund an Advance to the Borrower, if such borrowing shall remain outstanding as of such third anniversary.


                  FCCR: The "fixed charge coverage ratio" (i) as to any calculation at the Obligor level is the ratio of (a) the Obligor's Cash Flow for the trailing twelve months, to (b) the Obligor's Fixed Charges for such period, and (ii) as to any calculation at the Unit level is the ratio of (x) the Unit's Cash Flow for the trailing twelve months, to (y) the Unit's Fixed Charges for such period.


                  Fee Letter: The fee letter agreement dated as of the date hereof, among the Borrower, the Servicer, the Lender and the Deal Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.


                  Fee Simple Loan: Any Franchise Loan secured by a first priority perfected security interest in, or lien on, the Obligor's (or that of any Affiliate of the Obligor) fee simple ownership interest in the land and building on which the related Unit will be located.


                  Final Transaction Summary: A final transaction summary for each Franchise Receivable and each that is the subject of a proposed Advance, in substantially the form of Exhibit A-1.


                  Fixed Charges: As to any Obligor or Unit, all of such Obligor's or Unit's annual payments (principal and interest) due on (i) all loans, (ii) capital lease obligations and (iii) operating leases or rent.

                  Franchise Lease:


                  (a)......all  obligations  of an Obligor under a lease entered into in connection with a Unit, including the right to payment of any rent, interest or finance charges and other obligations of such Obligor with respect thereto;


                  (b)......the Real Property which is the subject of such lease, together with all security interests in, or other liens on, any other property securing or purporting to secure the Obligor's obligations in respect of such lease;


                  (c)......all   guarantees,   indemnities  and  warranties  and
proceeds thereof, proceeds of insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such obligations and all other Obligor Documents and Basic Documents relating to such lease;


                  (d)......all  right, title and interest of the Borrower or any
Affiliate of the Borrower in, to and under any related franchise agreements;

                  (e)......all Collections with respect to any of the foregoing;
and

                  (f)......all  Proceeds  with respect to any of the  foregoing;

             provided, that no Franchise Lease may relate to more than one Unit.

                  Franchise Loan:


                  (a)......indebtedness of an Obligor arising in connection with one or more Units, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto;


                  (b)......all  security interests in, or liens on, any property
(whether real or personal) securing or purporting to secure payment by the Obligor;


                  (c)......all   guarantees,   indemnities  and  warranties  and
proceeds thereof, proceeds of insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of such indebtedness and all other Obligor Documents and Basic Documents relating to such indebtedness;


                  (d)......all right, title and interest of the Borrower and any
Affiliate of the Borrower in, to and under any related franchise agreements;

                  (e)......all Collections with respect to any of the foregoing;
and


                  (f)......all  Proceeds  with respect to any of the  foregoing;
provided, that any Franchise Loan may relate to one or more Units.

                  Franchise Receivable:  A Franchise Lease or a Franchise Loan.


                  Franchise Receivable Assignment: The instrument of assignment of Pledged Receivables from a Transferring Affiliate to the Borrower in substantially the form of Exhibit P-1 for Franchise Loans and Exhibit P-2 for Franchise Leases.

                  Funding Date:  Each day on which an Advance is made.


                  Funding Request: A Borrower Notice requesting an Advance and including the items required by Section 2.2.


                  GAAP: Generally accepted accounting principles as in effect in the United States, consistently applied, as of the date of such application.


                  Governmental Authority: The United States of America, any state, local or other political division thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.


                  Ground Lease Loan: Any Franchise Loan secured by a first priority perfected security interest in, or lien on, the Obligor's ownership of the building in which the related Unit is located and its rights as lessee of the property on which such building is situated.


                  Hedge Counterparty: An entity acceptable to the Deal Agent (i) whose commercial paper or short-term deposit rating is, at the time it enters into a Hedging Instrument with the Borrower, at least D-1 by DCR (if rated by DCR) and at least A-1 by S&P and, if rated by Moody's at least P by Moody's (ii) which shall have, at the time it enters into a Hedging Instrument with the Borrower, a long-term unsecured debt rating of at least A by S&P, and (iii) which has entered into a Hedging Instrument.


                  Hedging Instrument: Any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement or other interest rate hedging instrument or agreement acceptable to the Deal Agent and entered into by the Borrower with a Hedge Counterparty, with payment dates to Borrower no less frequently than quarterly.


                  Income Taxes: Any federal, state, local or foreign taxes based upon, measured by, or imposed upon gross or net income, gross or net receipts, capital, net worth, or the privilege of doing business, including without limitation franchise taxes, and any minimum taxes or withholding taxes based upon any of the foregoing, including any penalties, interest or additions to tax imposed with respect thereto.

                  Indemnified Amounts:  As defined in Section 11.1(a).

                  Indemnified Party:  As defined in Section 11.1(a).

                  Ineligible Receivable:  As defined in Section 8.7.


                  Investments: With respect to any Borrower Account Collateral, the certificates, instruments or other Eligible Investments in which amounts credited to the accounts included in the Borrower Account Collateral are invested from time to time.


                  IRC: The U.S. Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  Lender:  Neptune, together with its successors and assigns.


                  Lien: With respect to any item of property, (a) any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise, in respect of such property or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such property.


                  Liquidity Agreement: The Liquidity Agreement dated as of October 14, 1999, among Neptune, Rabobank, as the Liquidity Agent for the Liquidity Lenders, and the Liquidity Lenders from time to time parties thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.


                  Liquidity Lender: Any financial institution from time to time party to the Liquidity Agreement as a "Lender" thereunder.


                  Liquidity Loan: An "Advance" under (and as defined in) the Liquidity Agreement.


                  Loans: Any indebtedness, including Advances, evidenced by the Note and issued by the Borrower to an Affected Party.

                  Lockbox:  A post office box to which Collections are remitted.


                  Lockbox Account: A depository account, lockbox account or similar account in which any Collections are collected or deposited, which account shall be in the name of "CNL Financial Services, LP, as servicer."


                  Lockbox Account Bank: Any bank or other financial institution at which a Lockbox Account has been established.


                  Lockbox Agreement: An agreement among a Lockbox Account Bank, the Servicer and the Deal Agent in form and substance satisfactory to the Deal Agent and the other parties thereto.


                  LTV Ratio: With respect to any Franchise Receivable, a fraction, expressed as a percentage, the numerator of which is the Receivable Basis of such Franchise Receivable, and the denominator of which is (i) in the case of a Franchise Lease, the Appraised Value of the Real Property which is the subject of such Franchise Lease and (ii) in the case of a Franchise Loan, the Appraised Value of the collateral securing such Franchise Loan. The Appraised Value of any such property shall be determined as of a date on or about the date on which the relevant Franchise Receivable was originated.


                  Material  Adverse Effect: A material adverse effect on (i) the financial condition, business or operations of the Borrower, the Servicer or any Transferring Affiliate, (ii) the ability of the Borrower, the Servicer or any Transferring Affiliate to perform its obligations under any Basic Document,
(iii) the legality, validity or enforceability of any Basic Document, (iv) the Borrower's or the Collateral Agent's interest in the Collateral generally or in any significant portion of the Collateral or the perfection or validity of any such interest, (v) the collectibility of the Franchise Receivables included in the Collateral generally or of any material portion of such Franchise Receivables or (vi) the value of the Real Property included in the Collateral generally or any material portion of such Real Property.

                  Maximum Funded Collateral Amount:  $172,900,000.

                  Maximum Lawful Rate:  As defined in Section 2.7(c).


                  Monthly Report: A report in the form of Exhibit F with blanks appropriately completed.

                  Moody's: Moody's Investors Services, Inc. and any successor thereto.


                  Mortgage: Any mortgage, deed of trust, security agreement, assignment of lease or rent, or other Lien or security interest granted in respect of Real Property executed by (i) an Obligor or guarantor of an Obligor to secure such Obligor's obligations under or with respect to any Franchise Receivable or (ii) the Borrower to secure the payment of the Borrower Secured Obligations.


                  Mortgage Assignment: A mortgage assignment forming part of the Obligor Documents pursuant to which the Borrower shall make a collateral assignment of a Mortgage to the Collateral Agent.

                  Note:  As defined in Section 2.5(a).


                  Note Interest: For any Yield Period, the aggregate accrued and unpaid Yield with respect to each Advance that was outstanding at any time during such Yield Period.


                  Obligor: With respect to any Franchise Receivable, the Person or Persons obligated to make payments with respect thereto, including any guarantor thereof.

                  Obligor Documents: With respect to:

                  (a)......any Franchise Loan:
                  (i) the original promissory note (x) executed in favor of the Borrower and endorsed by the Borrower in blank, or endorsed to
         "COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., NEW YORK BRANCH, as Collateral Agent" and any note given in substitution therefor or (y) executed in favor of an Affiliate of the Borrower and endorsed by such Affiliate to the Borrower and endorsed by the Borrower in blank, or endorsed by the Borrower to "COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A., NEW YORK BRANCH, as Collateral Agent" and any note given in substitution therefor;
                  (ii) an original recorded Mortgage executed by the Obligor in favor of the Borrower (or, if such Franchise Loan was originated by a Transferring Affiliate, such Transferring Affiliate) securing the above note; provided, that, in lieu of a recorded document, the Custodian may accept a copy certified by the records office or an escrow or title company, with the original to be delivered to the Custodian within 180 days of the date of delivery of the above note to the Custodian; provided, further, that if within such 180 day period the original recorded instrument cannot be delivered solely because of a delay caused by the recording office to which such instrument was delivered for recordation, the Borrower or the Servicer on behalf of the Borrower shall deliver to the Custodian and the Deal Agent an Officer's Certificate stating that such delay has occurred and shall use all reasonable efforts to cause the original recorded instrument to be delivered to the Custodian within one (1) year of the date of delivery of the above note by the Borrower to the Custodian;
                  (iii) the original or a copy, certified by the records office or an escrow or title company, of a Mortgage Assignment by the Borrower to the Collateral Agent in recordable form, and the original or a copy, certified by the records office or an escrow or title company, of a properly recorded assignment or assignments of the related mortgage or deed of trust from the original holder, through any subsequent transferees, to the Borrower;
                  (iv) a copy of the executed franchise agreement(s) and collateral assignment(s) thereof to the Borrower or the Transferring
         Affiliate, as applicable, if permitted by franchisor, the executed pre-franchise agreement, if any, or such other documentation evidencing the franchisor's approval of the Obligor;
                  (v) evidence of the Appraised Value of the property securing such Franchise Loan; (vi) evidence satisfactory to the Deal Agent that (A) all legal and beneficial ownership of such Franchise Loan is vested in the Borrower free and clear of any Adverse Claims other than Permitted Liens (including, in the case of a Franchise Loan originated by any Transferring Affiliate, a Franchise Receivable Assignment duly executed and delivered by such Transferring Affiliate) and (B) the Borrower has a first priority perfected security interest in, and lien on, the property securing such Franchise Loan including, without limitation, title insurance policies in form and substance, and issued by title insurance companies, satisfactory to the Deal Agent, and an assignment endorsement naming the Collateral Agent as the insured and loss payee;
                  (vii)    [Reserved.];
                  (viii)   a copy of any guaranties;
                  (ix) if any of the above items were executed pursuant to a power of attorney, a copy of such; and
                  (x) a  list  of any  other  documents  in  addition  to  items
         (a)(i)-(ix) above relating to such Franchise Loan which are being delivered to the Custodian;
                  (b)......any Franchise Lease:
                  (i) a copy of the original lease executed in favor of the Borrower or a Transferring Affiliate;
                  (ii) an original recorded Mortgage in favor of the Collateral Agent on the Real Property which is the subject of such Franchise Lease; provided, that, in lieu of a recorded document, the Custodian may accept a copy certified by the records office or an escrow or title, with the original to be delivered to the Custodian within 180 days of the date of delivery of the above lease to the Custodian; provided, further, that if within such 180 day period the original recorded instrument cannot be delivered solely because of a delay caused by the recording office to which such instrument was delivered for recordation, the Borrower or the Servicer on behalf of the Borrower shall deliver to the Custodian and the Deal Agent an Officer's Certificate stating that such delay has occurred and shall use all reasonable efforts to cause the original recorded instrument to be delivered to the Custodian within one (1) year of the date of delivery of the above note by the Borrower to the Custodian;
                  (iii) a copy of the executed franchise agreement(s), if any, and such other documentation evidencing the franchisor's approval of the Obligor, in each case in the franchisor's customary form, and any other document creating a purchase option or right of first refusal in the Obligor or any Affiliate thereof, together with, if thirty (30) or more days have expired since the commencement of the term of such Franchise Lease, a copy of a notice sent to such Obligor requesting an estoppel letter in the form attached hereto as Exhibit H or such other form as the Obligor is obligated to provide, if applicable, under the Franchise Receivable;
                  (iv) evidence of the Appraised Value of the property which is the subject of such Franchise Lease;
                  (v) evidence satisfactory to the Deal Agent that (A) all legal and beneficial ownership of such Franchise Lease and the fee title to the Real Property which is the subject of such Franchise Lease is vested in the Borrower free and clear of any Adverse Claims or Restrictions on Transferability other than Permitted Liens (including, if such Franchise Lease was originated by a Transferring Affiliate, a Franchise Receivable Assignment duly executed and delivered by such Transferring Affiliate) and (B) that the Collateral Agent has a first priority perfected security interest in, and lien on, such Real
         Property including, without limitation, title insurance policies or commitments in form and substance, and issued by title insurance companies, satisfactory to the Deal Agent, naming the Collateral Agent as the insured;
                  (vi)     a copy of any guaranties;
                  (vii) if any of the above items were executed pursuant to a power of attorney, a copy of such; and
                  (viii) a list of any  other  documents  in  addition  to items
         (a)(i)-(viii) above relating to such Franchise Loan which are being delivered to the Custodian;


                  (c)......in  the case of any Franchise  Receivable  secured in part by personal property, the following, as and to the extent applicable in accordance with the terms of such Franchise Receivable:

                  (i) to the extent not covered above a copy of executed security agreements relating to furnishings, fixtures, equipment and other property securing such Franchise Receivable;
                  (ii) copies of all UCC filings with respect to furnishings, fixtures, equipment and other property securing such Franchise Receivable, the originals thereof to be delivered promptly to the Custodian upon their return from filing offices; and
                  (iii) if any of the above items were executed pursuant to a power of attorney, a copy of such; and

                  (d)......in  the case of any Ground  Lease Loans or  Leasehold
Loans, copies of any landlord waivers and estoppel certificates.


                  Officer's Certificate: With respect to any Person, a certificate of such Person signed on its behalf by the Chairman of the Board, Chief Executive Officer, the President, a Vice President, the Treasurer, the Secretary, or any other duly authorized officer of such Person acceptable to the Deal Agent.


                  Optional Prepayment of Advances: The option of the Borrower to repay an Advance pursuant to a Borrower Notice and in accordance with Section 2.6.


                  Optional Repayment Amount: The principal amount (not less than $1,000,000) of any Optional Prepayment of Advances, plus the interest accrued on such principal amount through the prepayment date, as set forth in any Borrower Notice.

                  Other Costs:  As defined in Section 12.3(a).


                  Parent:  CNL  American   Properties  Fund,  Inc.,  a  Maryland
corporation, and any successor thereto.


                  Payment Date: The 20th day of each month or, if such day is not a Business Day, the next succeeding Business Day, commencing the 20th day of the month after the month in which the Closing Date occurs. The Termination Date and the Facility Maturity Date shall each be deemed to be a Payment Date whether or not they occur on the 20th day of a month.
                  Permitted Liens:

                  (i) any Lien (A) granted by an Obligor in favor of a Transferring Affiliate, which Lien shall have been assigned by such Transferring Affiliate to the Borrower in accordance with a Franchise Receivable Assignment and further assigned by the Borrower to the Collateral Agent in accordance with this Agreement, (B) granted by an Obligor in favor of the Borrower, which Lien shall have been assigned by the Borrower to the Collateral Agent in accordance with this Agreement, or (C) granted by the Borrower in favor of the Collateral Agent or the Custodian in accordance with this Agreement;
                  (ii) inchoate Liens with respect to the payment of taxes, assessments or governmental charges or claims either not yet due, or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained, to the extent appropriate;
                  (iii) Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other Liens imposed by law created in the ordinary course of business for amounts either not yet due, or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained, to the extent appropriate;
                  (iv) zoning restrictions, easements, licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other similar charges or encumbrances on the use of Real Property which do not materially interfere with the ordinary conduct of the business of the relevant Obligor or the Borrower, as the case may be, and which do not materially adversely affect the value of such Real Property and are acceptable to lending institutions generally;
                  (v) subordinate Liens identified in any title insurance policies issued with respect to any Real Property securing payment on a Franchise Loan or which is the subject of a Franchise Lease, so long as such title insurance policies insure that (A) in the case of a Franchise Loan, the Mortgage in favor of the Borrower (and its successors and assigns) is senior to such Lien and (B) in the case of a Franchise Lease, the Mortgage in favor of the Collateral Agent is senior to such Lien; and
                  (vi) any purchase option or right of first refusal which an Obligor of a Franchise Lease or its Affiliate may have under such Franchise Lease or another document, or any other rights of the Obligor under such Franchise Lease.

                  Person: An individual,  partnership,  corporation, including a business trust, limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, Governmental Authority or any other entity of whatever nature.


                  Pledged Receivable:  Each Franchise  Receivable  identified on
Schedule 1, together with any other Franchise Receivables identified by the Borrower in a Pledged Receivable Supplement pursuant to Section 2.2(g); provided, that no Franchise Loan may constitute a Pledged Receivable hereunder until the Deal Agent has specifically confirmed in writing to the Borrower, mentioning this definition of "Pledged Receivable," that it has received satisfactory evidence that compliance with this Agreement and the other Basic Documents is sufficient to establish Lender's first priority perfected security interest in promissory notes evidencing Franchise Loans.

                  Pledged Receivable Supplement.  As defined in Section 2.2(g).


                  Proceeds: With respect to any Collateral, whatever is receivable or received upon the sale, lease, license, exchange, collection, liquidation, or foreclosure or other disposition of such Collateral, whether such disposition is voluntary or involuntary, and including any and all proceeds of any insurance, indemnity, warranty or guaranty payable in respect of any such Collateral.


                  Program Amount: An amount equal to $147,000,000; provided, that the Program Amount may be adjusted from time to time pursuant to Section 2.3, further provided, that after the Commitment Termination Date, the Program Amount shall be zero.


                  Rabobank:  Cooperatieve  Centrale   Raiffeisen-Boerenleenbank,
B.A., "Rabobank International", New York Branch, and any successor thereto.

                  Rating Agency:  Each of DCR and S&P.


                  Real Property: Any real property consisting of a land lot and/or any building and related improvements thereon.


                  Receivable Basis: At any time (i) with respect to any Franchise Loan, the outstanding principal amount thereof at such time and (ii) with respect to any Franchise Lease, the Rent Cost Basis thereof at such time; provided, that upon the expiration of 30 days after termination of a Franchise Lease (whether such termination occurs by reason of a default by the Obligor or for any other reason) the Receivable Basis of such Franchise Lease shall be equal to zero.


                  Records: With respect to any Franchise Receivable, all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by the Servicer, the Borrower or any Transferring Affiliate with respect to such Franchise Receivable and the related Obligors, other than the Obligor Documents.


                  Receivable Yield: With respect to (i) any Franchise Loan, the rate per annum at which interest accrues on the Receivable Basis thereof, as specified in the note evidencing such Franchise Loan and (ii) any Franchise
Lease,  the annual rent  payments  payable by the Obligor  under such  Franchise
Lease,  expressed  as a percentage  of the  Receivable  Basis of such  Franchise
Lease.


                  Regulatory Change: Any change after the Closing Date in federal, state or foreign law or regulations (including, without limitation, Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, judgement, directive or request applying to any Affected Party under any federal, state or foreign law or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

                  Release Request:  As defined in Section 8.6(a).


                  Rent Cost Basis: With respect to any Franchise Lease, the full cost incurred by the Borrower (or, if such Franchise Lease was originated by a Transferring Affiliate of the Borrower, by such Transferring Affiliate) to acquire fee title to such Real Property, and shown as the "rent cost basis" in Borrower's internal property records. By way of description and not of limitation, the term "Rent Cost Basis" may include any or all of the following:
(a) with respect to Real Property which is fully constructed and operating at the time of Borrower's (or Transferring Affiliate's) acquisition thereof, the purchase price of such Real Property, or, with respect to Real Property which is not fully constructed at the time of Borrower's (or Transferring Affiliate's) acquisition thereof, the total of the actual cost of the land plus Borrower's approved "hard" construction costs and "soft" costs for the improvements; (b) all Borrower (or Transferring Affiliate) approved closing costs incurred by Obligor, including title insurance premiums, transfer taxes or stamps, survey costs and recording fees; (c) all closing and acquisition costs, which may include appraisal fees, environmental audits, closing fees, legal fees, travel and lodging expenses related to the physical inspection of the property by a Borrower representative, and related miscellaneous out-of-pocket expenses of Borrower.


                  Report Date: The 10th day of each month or, if such day is not a Business Day, the next succeeding Business Day.


                  Restrictions on Transferability: Any material condition to, or restriction on, the ability of the holder or an assignee of the holder of any right, title or interest in any property to sell, assign, transfer or otherwise liquidate such right, title or interest in a commercially reasonable time and manner or which would otherwise materially deprive the holder or any assignee of the holder of the benefits thereof, provided, however, that any restriction included in a franchisor's customary franchise agreement shall not be deemed a Restriction on Transferability.


                  Revolving Period: The period commencing on the Closing Date and ending on the day immediately prior to the Commitment Termination Date.


                  S&P:   Standard  &  Poor's,  a  division  of  The  McGraw-Hill
Companies, Inc., and any successor thereto.


                  Schedule of Payments: For any Franchise Receivable, the schedule of payments disclosed in, or required under the terms of, such Franchise Receivable.


                  Scheduled Commitment Termination Date: October 10, 2000 as such date may be extended by the Lender in its sole discretion in accordance with Section 2.1(b).


                  Scheduled Facility Maturity Date: The fifth year anniversary of the Closing Date.


                  Scheduled Payment: For any Franchise Receivable, the periodic installment payment or rent amount disclosed in the Schedule of Payments for such Franchise Receivable.


                  Secured Parties: The Lender, the Deal Agent, the Collateral Agent, the Hedge Counterparties, the Custodian, all other Indemnified Parties and their respective successors and assigns.


                  Servicer: CNL Financial Services, LP, or any Person designated as Successor Servicer, and its successors and permitted assigns from time to time hereunder.

                  Servicer Event of Default:  As defined in Section 9.2.


                  Servicer Termination Notice: A notice by the Deal Agent to the Servicer that a Servicer Event of Default has occurred and that the Servicer's appointment hereunder has been terminated.

                  Servicing Fee:  The Servicing Fee set forth in the Fee Letter.

                  Servicing Records: All Records prepared and maintained by the Servicer.


                  Subordinated   Debt:   Any  debt  of  the  Borrower  which  is
subordinated in right of payment to the obligations of the Borrower under this Agreement.


                  Sub-Servicer: Any Person with whom the Servicer enters into a Sub-Servicing Agreement.


                  Sub-Servicing Agreement: Any written contract between the Servicer and any Sub-Servicer, relating to servicing, administration or collection of Eligible Receivables as provided in Section 7.1, in such form as has been approved in writing by the Servicer and the Deal Agent.


                  Subsidiary: As to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are at the time directly or indirectly owned or controlled by such Person.

                  Successor Servicer:  As defined in Exhibit I.


                  Successor Servicing Fees and Expenses: The fees and expenses payable by the Borrower to the Successor Servicer, as agreed to by the Borrower, the Lender and the Deal Agent.


                  Taxes: Any and all present or future taxes, levies, imposts, deductions, charges or withholdings (including all liabilities with respect thereto) that are imposed by any government or other taxing authority.


                  Termination  Date: The date so designated  pursuant to Section
9.1 as a result of a Termination Event.

                  Termination Event:  As defined in Section 9.1.


                  Tier: A classification of Approved Concepts by relative strength. The strongest Approved Concepts shall be in Tier I and the least credit-worthy Approved Concepts shall be in Tier IV. The Approved Concepts in each Tier shall be specified in Schedule 2 hereto as revised from time to time with the written approval of the Deal Agent.

                  Transfer Request:  As defined in Section 8.5(a).


                  Transferring Affiliate: An Affiliate of the Borrower that has been approved in writing by the Deal Agent. CNL American Properties Fund, Inc. shall be deemed to have been approved as a Transferring Affiliate.


                  UCC: The Uniform Commercial Code as from time to time in effect in the specified jurisdiction.


                  Unit: A restaurant unit which is the subject of a franchise agreement or is operated by a Company Obligor.


                  Yield: For each Yield Period and any Advances outstanding during such Yield Period (or portion thereof), the sum of the products (determined daily for each Advance which is outstanding on any day during such Yield Period) of:

                                                 YR x C x 1/360
                  where:

                           YR       =       the Yield Rate on such day applicable to such Advance;
and

                           C        =       the amount of such Advance.


                  Yield Period: For any Payment Date, the period beginning with and including the day next following the end of the preceding Yield Period and ending on and including such Payment Date, except that in the case of the first Yield Period, such Yield Period shall be the period beginning with and including the Effective Date and ending on and including the first Payment Date.


                  Yield Rate: For each day in a Yield Period on which an Advance is outstanding: (i) to the extent such Advance is funded through the issuance of commercial paper, a rate equal to the CP Rate for such day, and (ii) to the extent such Advance is funded through a "LIBO Rate Advance" or a "Base Rate Advance" under and as such terms are defined in the Liquidity Agreement, the sum of the Applicable Margin and, with respect to such LIBO Rate Advance, the Adjusted LIBO Rate (as defined in the Liquidity Agreement) in effect for such day, or, with respect to such Base Rate Advance, the Base Rate (as defined in the Liquidity Agreement) in effect for such day. References in this Agreement to the Liquidity Agreement and the terms contained therein refer specifically to the Liquidity Agreement as in effect on the date of determination after giving effect to all amendments and modifications thereto that have been approved by the Borrower but without regard to any amendments or modifications thereto that have not been approved by the Borrower.

         SECTION 1.2.......Terms.

                  All accounting terms not specially defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC of the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. All hourly references herein shall refer to New York City time.

         SECTION 1.3.......Incorporation.

                  Whenever this Agreement incorporates the provision in any of the exhibits attached hereto, such provisions shall be deemed to be a part of this Agreement as fully to all intents and purposes as though such provisions had been set forth in full in this Agreement.

         SECTION 1.4.......Interpretation.

                  Except as otherwise indicated, all agreements defined in this Agreement refer to the same as from time to time amended or supplemented or as the terms of such agreements are waived or modified in accordance with their terms. The term "including" means "including without limitation"

                                   ARTICLE II

                                    ADVANCES
         SECTION 2.1.......Advances.

                  (a)......The  Borrower  may from time to time,  at its option, request that the Lender make advances (each, an "Advance") to it during the Revolving Period and the Lender shall, subject to the terms and conditions hereinafter set forth, make each such Advance on a Funding Date.


                  (b)......The  Borrower may,  within 60 days, but no later than
45 days, prior to the Scheduled Commitment Termination Date, by written notice to the Deal Agent, make written request for the Lender to extend the Scheduled Commitment Termination Date. The Deal Agent will give prompt notice to the Lender of its receipt of such request for extension of the Scheduled Commitment Termination Date. The Lender shall make a determination, in its sole discretion, within 30 days of the Deal Agent's receipt of such request for extension as to whether or not it will agree to extend the Scheduled Commitment Termination Date; provided, however, that the failure of the Lender to make a timely response to the Borrower's request for extension of the Commitment Termination Date shall be deemed to constitute a refusal by the Lender to extend the Scheduled Commitment Termination Date.

         SECTION 2.2.......Procedures for Advances.

                  (a)......In  the  case  of  each  borrowing,  repayment  of an
Advance, termination, increase or reduction of the Program Amount, or Optional Prepayments of Advances, the Borrower shall give the Deal Agent a Borrower Notice. Each Borrower Notice shall specify the amount (subject to Section 2.1 hereof) of Advances to be borrowed or repaid and the Funding Date or repayment date (which shall be a Business Day).


                  (b)......Subject  to  the  conditions  described  herein,  the
Borrower may request an Advance from the Lender by delivering to the Deal Agent or the Collateral Agent, as applicable, at certain times the information and documents set forth in this Section 2.2; provided, however, that such Advance, when combined with all other Advances then outstanding, shall not exceed the lesser of the Program Amount and the Borrowing Base.


                  (c)......No  later than 10:00 a.m.  (New York City time) three
(3) Business Days prior to the proposed Funding Date, the Borrower shall notify the Deal Agent of the proposed Funding Date and shall deliver to the Deal Agent a credit report and transaction summary for each Franchise Receivable to be funded with the proceeds of the proposed Advance setting forth the credit underwriting by the Borrower of such Franchise Receivable, including, without limitation, a description of the Obligor and the terms of such Franchise Receivable. By 5:00 p.m. (New York City time) on the next Business Day, the Deal Agent shall use its reasonable efforts to confirm to the Borrower the receipt of such items and whether it has reviewed such items and found them to be complete and in proper form. If the Deal Agent makes a determination that the items are incomplete or not in proper form, it will communicate such determination to the Borrower. The Borrower will then take such steps as the Deal Agent determines to be necessary to correct the problem(s). In the event of a delay in the actual Funding Date due to the need to correct any such problems, the Funding Date shall, subject to the satisfaction of the conditions set forth in Article III, be the day that is two (2) Business Days after the day on which the Deal Agent confirms to the Borrower that items are acceptable as submitted, or that the problems have been corrected.


                  (d)......No  later than 5:00 p.m.  (New York City time) on the
Business Day prior to the proposed Funding Date, the Borrower shall deliver to the Deal Agent the following:

                  (i) a Funding Request meeting the requirements set forth in subsection (e) below; (ii) a Final Transaction Summary for each Franchise Receivable to be funded with the proceeds of the proposed Advance;
                  (iii)    a disbursement and authorization form; and
                  (iv) a settlement agent's letter substantially in the form of Exhibit B from outside counsel to the Borrower concerning its receipt of certain documentation, and its transmission of certain documents to title insurance companies relating to the funding of the Eligible Receivable(s) related to such Advance.
                  A copy of item (iv) shall also be delivered to the Custodian.


                  (e)......Each  Funding  Request  shall  specify the  aggregate amount of the requested Advance, which shall be in an amount equal to $400,000 or increments of $1,000 in excess thereof. Each Funding Request shall be accompanied by a report prepared by the Servicer, containing the same information as provided in the form of the Monthly Report as of the times both immediately before and immediately after the making of the requested Advance, and representing that all conditions precedent for a funding have been met, including a representation by the Borrower that the requested Advance would not result in a Borrowing Excess.


                  (f)......On the Funding Date following the satisfaction of the applicable conditions set forth in this Section 2.2 and Article III, the Deal Agent, on behalf of the Lender, shall give the Borrower the confirmation number of the wire transfer of immediately available funds sent by the Deal Agent to the Borrower or its designee at the account specified in the Funding Request.


                  (g)......The  Borrower  may at any  time  add a new  Franchise
Receivable to the Collateral by delivering a written notice to the Deal Agent in the form attached hereto as Exhibit Q (a "Pledged Receivable Supplement"), whereupon Schedule 1 shall automatically be deemed to have been amended to add such new Franchise Receivable to the list of Pledged Receivables set forth therein.

         SECTION 2.3.......Reduction of the Program Amount.

                  The Borrower may, upon at least thirty (30) Business Days' notice to the Deal Agent, terminate in whole or reduce in part the portion of the Program Amount that exceeds the aggregate outstanding principal amount of Advances; provided, that each partial reduction of the Program Amount shall not be less than $5,000,000. Each notice of reduction or termination pursuant to this Section 2.3 shall be irrevocable.

         SECTION 2.4.......Liquidity Advances.

                  Prior to the occurrence of a Termination Event, the Lender shall cause any Base Rate Advance under and as defined in the Liquidity Agreement, the aggregate principal amount of which is at least $5,000,000, to be converted to a LIBO Rate Advance under and as defined in the Liquidity Agreement at the earliest available date for such conversion in accordance with the terms thereof but not later than one month following the date of such Base Rate Advance, unless a Eurodollar Disruption Event shall have occurred and be continuing.

         SECTION 2.5.......Note.

                  (a)......The  Advances made by the Lender  hereunder  shall be evidenced by a duly executed promissory note of the Borrower in substantially the form of Exhibit C hereto (the "Note"). The Note shall be dated the initial Funding Date and shall be duly completed. The Note shall be payable to the Lender in a principal amount up to the Program Amount. The Advances evidenced by the Note shall be payable as provided in Article VI.


                  (b)......The  Deal Agent as agent for the Lender  may,  in its discretion, enter on a schedule attached to the Note a notation (which may be computer generated) with respect to each Advance made hereunder of: (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof. The failure of the Deal Agent to make any such notation on the schedule to the Note shall not limit or otherwise affect the obligation of the Borrower to repay the Advances in accordance with their respective terms as set forth herein.

         SECTION 2.6.......Repayments.

                  (a)......Notwithstanding  any other  provision to the contrary appearing elsewhere in this Agreement, the aggregate outstanding principal amount of all Advances shall be due and payable on the Facility Maturity Date. The Advances shall be repaid as and when necessary, as set forth in Sections 6.3 and 6.4, to eliminate any Borrowing Excess.


                  (b)......Advances,   including  any  Optional   Prepayment  of
Advances, may be repaid at any time and from time to time, in whole or in part, upon ten (10) days' prior written notice to the Lender or such shorter period of time as agreed to in writing by the Borrower and the Lender. No prior written notice shall be required in the case of a repayment pursuant to Section 6.3. All repayments of Advances or any portion thereof shall be not less than the Optional Repayment Amount and shall be made together with payment of (i) all
Note Interest accrued on the amount repaid to (but excluding) the date of such repayment, (ii) any Breakage Costs payable under Section 2.11, and (iii) any loss, cost or expense relating to the early termination of any Hedging Instrument related to any such Advance. Any amounts so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder during the Revolving Period.

         SECTION 2.7.......Interest.

                  (a)......The Borrower shall pay to the Lender, as set forth in
Section 6.4, the Note Interest on the unpaid principal amount of each Advance for the period commencing on and including the Funding Date of such Advance until but excluding the date such Advance shall be paid in full. Note Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.


                  (b)......Notwithstanding the foregoing, the Borrower shall pay interest on the unpaid Note Interest, on any Advance or any installment thereof, and on any other amount payable by the Borrower hereunder (to the extent permitted by law) that shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise) for the period commencing on the due date thereof to (but excluding) the date the same is paid in full at a rate per annum equal to the Base Rate (as defined in the Liquidity Agreement) plus 2%.


                  (c)......Anything  in the  Basic  Documents  to  the  contrary notwithstanding, if at any time the rate of interest payable by any Person under the Basic Documents exceeds the highest rate of interest permissible under any applicable law (the "Maximum Lawful Rate"), then, so long as the Maximum Lawful Rate would be exceeded, the rate of interest under such Basic Document shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under such Basic Document is less than the Maximum Lawful Rate, such Person shall continue to pay interest under such Basic Document at the Maximum Lawful Rate until such time as the total Note Interest received from such Person is equal to the total interest that would have been received had the applicable law not limited the interest rate payable under such Basic Document. In no event shall the total interest received by the Lender under the Basic Documents exceed the amount which the Lender could lawfully have received, had the interest due under such Basic Documents been calculated since the Closing Date at the Maximum Lawful Rate.

         SECTION 2.8.......Fees.

                  (a)......On each Payment Date, the Servicing Fee shall be paid to the Servicer, and the Successor Servicing Fees and Expenses shall be paid to the Successor Servicer, out of Collections available for such purpose pursuant to Section 6.4.


                  (b)......On  the Closing Date, the Borrower shall pay the Deal
Agent all fees required to be paid to the Deal Agent pursuant to the terms and provisions of the Fee Letter.

         SECTION 2.9.......Time and Method of Payments.

                  Subject to the provisions of Sections 6.3 and 6.4, all payments of principal, Note Interest, fees and other amounts (including indemnities) payable by the Borrower hereunder shall be made in Dollars, in immediately available funds, to the Deal Agent not later than 11:00 a.m. (New York City time) on each Payment Date. On each Payment Date amounts on deposit in the Collection Account shall be withdrawn to make required payments in accordance with Section 6.4. Any such payment made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or Note Interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. All payments hereunder and under the Note shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Note. Upon payment in full of the Note, following the Facility Maturity Date, the Deal Agent as agent for the Lender shall mark the Note "paid" and return it to the Borrower.

         SECTION 2.10......Additional Costs; Capital Requirements.

                  (a)......In  the  event  that  any  existing  or  future  law,
regulation  or  guideline,   or   interpretation   thereof,   by  any  court  or
administrative or governmental authority charged with the administration thereof, or compliance by any Affected Party with any request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against commitments made by any Affected Party under this Agreement, the Liquidity Agreement or any of the program documents relating to the issuance of the Lender's commercial paper notes funding any Advances, and the result of any event referred to above is to impose upon any Affected Party or increase any capital requirement applicable as a result of the making or maintenance of such Affected Party's commitment under this Agreement, the Liquidity Agreement or such other program document (which imposition of capital requirements may be determined by each Affected Party's reasonable allocation of the aggregate of such capital increases or impositions), then, upon demand made by the Deal Agent on behalf of such Affected Party as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrower shall immediately pay to the Deal Agent for the benefit of such Affected Party from time to time as specified by the Deal Agent additional amounts which shall be sufficient to compensate such Affected Party for such imposition of or increase in capital requirements. A certificate setting forth in reasonable detail the amount necessary to compensate such Affected Party as a result of an imposition of or increase in capital requirements submitted by the Deal Agent to the Borrower shall be conclusive, absent manifest error, as to the amount thereof.


                  (b)......In  the event that any Regulatory  Change shall:  (i)
change the basis of taxation of any amounts payable to any Affected Party in respect of any Loans (other than taxes imposed on the net or taxable income of such Affected Party by the United States of America or the jurisdiction in which such Affected Party has its principal office); (ii) impose or modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Affected Party; or
(iii) impose any other conditions affecting this Agreement in respect of Loans (or any of such extensions of credit, assets, deposits or liabilities); and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase such Affected Party's costs of making or maintaining any Loans or its commitments under any of the program documents relating to the issuance of the Lender's commercial paper notes funding any Advances, or to reduce any amount receivable by such Affected Party hereunder in respect of any of its Loans or its commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "Additional Costs") then, upon demand made by the Deal Agent for the benefit of such Affected Party, the Borrower shall pay to the Deal Agent on behalf of such Affected Party, from time to time as specified by the Deal Agent, additional commitment fees or other amounts which shall be sufficient to compensate such Affected Party for such increased cost or reduction in amounts receivable by such Affected Party from the date of such change.


                  (c)......Determinations  by any Affected Party for purposes of this Section 2.10 of the effect of any Regulatory Change on its costs or on amounts receivable by it, and of the additional amounts required to compensate such Affected Party in respect of any Additional Costs, shall be set forth in a written notice to the Borrower in reasonable detail and shall be conclusive, absent manifest error.

         SECTION 2.11......Breakage Costs.

                  The Borrower shall pay to the Deal Agent for the account of the Lender, upon the request of the Deal Agent, such amount or amounts as shall compensate the Lender for any loss, cost or expense incurred by the Lender (as reasonably determined by the Deal Agent) as a result of (a) any failure of an Advance to be made on the date requested by the Borrower in a Funding Request, whether because the conditions precedent to such Advance shall not have been satisfied as of such date or for any other reason other than default on the part of the Lender and (b) any repayment of an Advance (and interest thereon) other than (i) on a Payment Date or (ii) if such Advance is funded by a Liquidity Loan, the maturity date of such Liquidity Loan, such compensation to include, without limitation, any loss (not including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund or maintain such Advance or any loss (not including loss of anticipated profits), cost or expense relating to the Lender's anticipated interest income hereunder and its actual funding costs in respect of its issued and outstanding commercial paper notes and any funding obtained pursuant to the Liquidity Agreement (such loss, cost and expense to be referred to as "Breakage Costs"). The determination by the Lender of the amount of any such loss or expense shall be set forth in a written notice to the Borrower in reasonable detail and shall be conclusive, absent manifest error.

         SECTION 2.12......Taxes.

                  (a)......Any  and all payments by the Borrower or the Servicer hereunder shall be made free and clear of, and without deduction or withholding for, any Taxes unless such deduction or withholding is required by law.


                  (b)......If  any  withholding or deduction from any payment to be made by the Borrower or Servicer hereunder is required in respect of any Taxes except for: (i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between the Deal Agent or the Lender and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of the Deal Agent or the Lender pursuant to or in respect of this Agreement or any other Basic Document), (iii) any withholding taxes payable with respect to payments hereunder or under any other Basic Document under applicable law in effect on the Closing Date, (iv) any taxes imposed on or measured by the Lender's assets, net income, receipts or branch profits, (v) any taxes arising after the Closing Date solely as a result of or attributable to the Lender changing its designated lending office after the Closing Date and (vi) any interest, fees, additional taxes or penalties relating to any of the items described in the preceding clauses (i) through (v) (all such non-excluded Taxes being "Covered Taxes"), then the Borrower will:

                  (i) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted;
                  (ii) promptly forward to the Deal Agent an official receipt or other documentation satisfactory to the Deal Agent evidencing such payment to such Governmental Authority; and
                  (iii) pay to the Deal Agent for the account of the Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by the Lender will equal the full amount that the Lender would have received had no such withholding or deduction been required.

                  (c)......Tax Indemnification.  The Borrower will indemnify the
Lender and the Deal Agent for the full amount of Covered Taxes (including, without limitation, any Covered Taxes imposed by any jurisdiction on amounts payable under this section) paid by the Lender or the Deal Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided that the Lender or the Deal Agent, as appropriate, making a demand for indemnity payment shall provide the Borrower with a certificate from the relevant taxing authority or from a responsible officer of the Lender or the Deal Agent stating or otherwise evidencing that the Lender or the Deal Agent has made payment of such Covered Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Covered Taxes. This indemnification shall be made within ten days from the date the Lender or the Deal Agent (as the case may be) makes written demand therefor.


                  (d)......If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender in connection with this Agreement or the funding or maintenance of Advances hereunder, the Lender is required to compensate any Liquidity Lender (either directly or through a participation) or any agent thereof in respect of taxes imposed by any Governmental Authority under circumstances similar to those described in this Section 2.12, then, provided that such agreement or document limits the scope of the taxes for which compensation is required in the same manner as Section 2.12(b) hereof and conditions such compensation on the provision of forms as described in Section 2.12(e) hereof, thereby eliminating all United States Federal backup withholding and withholding on payments by the Lender to such Liquidity Lender, after demand by the Lender, the Borrower shall pay to the Lender on the following Payment Date such additional amount or amounts as may be necessary to reimburse the Lender for any amounts paid by it. Such compensation shall not include any penalties or interest imposed by reason of the Lender's failure to timely comply with any requirement to withhold taxes. If payments by the Lender become subject to withholding tax under circumstances that would require compensation from the Borrower under this section, the Lender shall use commercially reasonable efforts to avoid or mitigate the burden of such tax, including efforts to procure a change in the identity or lending office of the relevant Liquidity Lender.


                  (e)......Tax  Forms:  The  Deal  Agent  or the  Lender  or its
assignee, as applicable, shall:

                  (i) in the case of the Lender or its assignee, deliver to the Borrower and the Deal Agent prior to the date the Lender or its assignee becomes a party hereto, (A) if such Person is a "United States Person" (as such term is defined in IRC section 7701(a)(30)), a duly completed United States Internal Revenue Service Form W-9 or successor applicable form, or (B) if such Person is not a United States Person, a duly completed United States Internal Revenue Service Form W-8BEN or W-8ECI, as the case may be, or successor applicable form, thereby eliminating all United States Federal backup withholding and withholding on payments by the Borrower or Servicer to the Lender;
                  (ii) in the case of the Deal Agent or its assignee, deliver to the Borrower on or before the first date required by the regulations issued by the United States Treasury Department under IRC section 1441 pursuant to T.D. 8734 (the "New Regulations") or successor regulations, if such Person is not a United States Person, and if the New Regulations so require, a duly completed United States Internal Revenue Service Form W-8IMY or successor applicable form;
                  (iii) in the case of any such Person, deliver to the Borrower and the Deal Agent a further copy of such forms or other appropriate certification of such forms on or before the date that any such form expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form delivered to the Borrower; and
                  (iv) in the case of any such Person, renew such forms and certifications thereof as may reasonably be requested by the Borrower or the Deal Agent, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery otherwise would be required which renders all such forms inapplicable or which would prevent such Person from duly completing and delivering any such form and such Person so advises the Borrower and the Deal Agent.


                  For any period with respect to which such Person has failed to provide the Borrower with the appropriate form, certificate or statement described in this subsection (other than if such failure is due to a change in law occurring after the date on which such form, certificate or statement originally was required to be provided under this Agreement), such Person, shall not be entitled to indemnification under clauses (b), (c) or (d) of this section with respect to any Taxes until such forms are so provided and then only for periods for which the Borrower may rely on such forms to reduce or eliminate United States Federal backup withholding and withholding on payments to the Deal Agent, the Lender, or assignees of either the Deal Agent or the Lender.


                  (f)......Without  prejudice  to  the  survival  of  any  other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this section shall survive the termination of this Agreement.


                                   ARTICLE III

                              CONDITIONS TO LENDING
         SECTION 3.1.......Conditions Precedent to Effectiveness of Agreement.

                  The effectiveness of this Agreement is subject to the conditions precedent that the Deal Agent shall have received on or before the Closing Date the following, in form and substance satisfactory to the Deal
Agent:


                  (a)......An  executed copy of each Basic  Document,  each in a form approved by the Deal Agent and evidence to the effect that all conditions precedent to the effectiveness thereof shall have been satisfied;


                  (b)......A  certificate from an officer of the Borrower in the form of Exhibit E to the effect that the performance of this Agreement will not render the Borrower insolvent and the Borrower will be able to remain economically viable without further capital investments for the foreseeable future;

                  (c)......With respect to the Borrower:
                  (i) the certificate of limited partnership of the Borrower certified, as of a date no more than twenty (20) days prior to the Closing Date, by the Secretary of State of its state of organization;
                  (ii) a certificate of existence or good standing, dated no more than twenty (20) days prior to the Closing Date, from the respective Secretary of State of its state of organization and the primary state in which the Borrower conducts business and is required to qualify, or represents that it is qualified, to do business;
                  (iii) a certificate of the Secretary of the general partner of the Borrower certifying as of the Closing Date: (A) the names and true signatures of the persons authorized on behalf of the Borrower to sign this Agreement, (B) a copy of the Borrower's partnership agreement, and
         (C) a copy of the resolutions of the corporate general partner(s) of the Borrower approving the Basic Documents to which it is a party and the transactions contemplated hereby and thereby; and

                  (d)......the  Note shall have been duly executed and delivered by the Borrower to the Deal Agent and shall be in full force and effect;

                  (e)......With respect to the Servicer:
                  (i) the certificate of limited partnership of the Servicer certified, as of a date no more than twenty (20) days prior to the Closing Date, by the Secretary of State of its state of organization;
                  (ii) a  certificate  of  existence,  dated no more than twenty
         (20) days prior to the Closing Date, from the respective Secretary of State of its state of organization and the primary state in which the Servicer conducts business and is required to qualify, or represents that it is qualified, to do business; and
                  (iii) a certificate of the Secretary of the general partner of the Servicer certifying as of the Closing Date: (A) the names and true signatures of the persons authorized on behalf of the Servicer to sign this Agreement, (B) a copy of the Servicer's partnership agreement, and
         (C) a copy of the resolutions of the partners of the Servicer approving the Basic Documents to which it is a party and the transactions contemplated hereby and thereby;
                  (iv) Certified copies of requests for information or copies on form UCC-11 (or a similar search report certified by a party acceptable to the Deal Agent), dated a date no more than thirty (30) days prior to the Closing Date listing all effective financing statements and other similar instruments and documents which name the Borrower or any Transferring Affiliate (under its present name and any previous name) as debtor, together with copies of such financing statements;

                  (f)......Any necessary third party (including any Governmental
Authority) consents to the closing of the transactions contemplated by this Agreement on behalf of the Borrower or Servicer hereby, in form and substance satisfactory to the Deal Agent;


                  (g)......Executed   financing   statements  (form  UCC-1),  in
respect of the Collateral (1) with respect to each Transferring Affiliate, naming such Transferring Affiliate as an assignor, the Borrower as the assignee and the Collateral Agent as assignee of the Borrower, and (2) pursuant to
Article VIII, naming the Borrower as the debtor, and the Collateral Agent on behalf of the Lender as secured party, or other, similar instruments or documents, as may be necessary or, in the opinion of the Deal Agent, desirable under the UCC of all appropriate jurisdictions or any other applicable law (including the Assignment of Claims Act) to perfect the Collateral Agent's interests in all Collateral in which an interest may be assigned hereunder;


                  (h)......The opinion of counsel to the Borrower,  the Servicer and the  Transferring  Affiliates  in form and  substance  satisfactory  to Deal
Agent;


                  (i)......Confirmation  from  S&P and  DCR  that  the  Lender's commercial paper notes will continue to be rated at least A-1 by S&P and at least D-1 by DCR after giving effect to the transactions contemplated by this Agreement;


                  (j)......Fully  executed copies of Lockbox Agreements covering each Lockbox Account; and


                  (k)......Such other approvals,  consents,  opinions, documents and instruments, as the Deal Agent may reasonably request.

         SECTION 3.2.......Conditions Precedent to All Advances.

                  Each Advance (including the initial Advance) shall be subject to the further conditions precedent that:


                  (a)......On the related Funding Date, the following statements shall be true and the Borrower shall have certified in the related Borrower Notice that such statements are true:

                  (i) The representations and warranties of the Borrower and the Servicer set forth in Sections 4.1 and 4.2 are true and correct on and as of such date, before and after giving effect to such borrowing and to the application of the proceeds therefrom, as though made on and as of such date;
                  (ii) No event has occurred, or would result from such Advance or from the application of the proceeds therefrom, which constitutes a Termination Event or which would, after the giving of notice or the lapse of time, or both, constitute a Termination Event;
                  (iii) The Borrower is in material compliance with each of its covenants set forth herein; and (iv) No event has occurred which constitutes a Servicer Event of Default or which would,
         after    the giving of notice or the lapse of time, or both, constitute
                  a  Servicer   Event  of   Default;   (b)......The   Commitment
                  Termination Date shall not have occurred;

                  (c)......Before  and after giving effect to such borrowing and to the application of proceeds therefrom, there exists no Borrowing Excess;

                  (d)......Each  Pledged  Receivable is an Eligible  Receivable;
and

                  (e)......The  Borrower  shall have delivered to the Deal Agent the related Funding Request and such other items required to be delivered to the Borrower pursuant to Section 2.2, and the Borrower and the Transferring Affiliates shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Lender and the Deal Agent, as the Deal Agent may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
         SECTION 4.1.......Representations and Warranties of the Borrower.

                  The Borrower represents and warrants to the Deal Agent and the Lender as of the date hereof, as of the Closing Date and on each subsequent Funding Date as follows:


                  (a)......The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority and all licenses necessary to own its properties and assets and to transact the business in which it is presently engaged except for those licenses applied for but not yet obtained as set forth on Schedule 5, except to the extent the failure to have any such license would not have a Material Adverse Effect, and is duly qualified as a limited partnership or a foreign limited partnership, as applicable, and is in good standing under the laws of each other jurisdiction in which its business or activities require such qualification and where a failure to be so qualified would have a Material Adverse Effect.


                  (b)......The  Borrower  has the  power and  authority  to own, pledge, mortgage, operate and convey all of its properties, to conduct its business as now conducted and to execute and deliver the Basic Documents and to perform the transactions contemplated hereby and thereby.


                  (c)......The  execution,   delivery  and  performance  by  the
Borrower of the Basic Documents to which it is a party and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary partnership or other action on the part of the Borrower, (ii) do not contravene or cause the Borrower to be in default under (A) the Borrower's certificate of limited partnership or partnership agreement, (B) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Borrower or its property or any Affiliate of the Borrower or its property, or (C) any law, rule, regulation, order, license requirement, writ, judgment, award, injunction, or decree applicable to, binding on or affecting the Borrower or its property or any Affiliate of the Borrower or its property, and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of the property of the Borrower or any Affiliate of the Borrower (other than in favor of the Lender and the Collateral Agent as contemplated hereunder).


                  (d)......The  Basic Documents to which the Borrower is a party and that have been executed and delivered prior to the date this representation is made or deemed to be made have each been duly executed and delivered by the Borrower.


                  (e)......All  Hedging Instruments required by Section 5.3 have been entered into by Borrower, and all agreements and related documentation required in connection with any such Hedging Instruments have been executed and delivered by Borrower to the applicable Hedge Counterparties.


                  (f)......No  consent  of,  notice to,  filing with or permits, qualifications or other action by any Governmental Authority or any other party is required (i) for the due execution, delivery and performance by the Borrower of the Basic Documents to which the Borrower is a party, (ii) for the perfection of or the exercise by the Lender, any Hedge Counterparty, the Deal Agent or the Collateral Agent of any of its rights or remedies hereunder or thereunder, (iii) for the grant by the Borrower of the security interests granted under Section
8.1 of this Agreement, (iv) for the perfection of or the exercise by the Lender, any Hedge Counterparty or the Collateral Agent of its rights and remedies provided for in this Agreement, or (v) to ensure the legality, validity, enforceability or admissibility into evidence of this Agreement in any jurisdiction in which any of the Collateral is located, in each case other than consents, notices, filings and other actions which have been obtained or made, or have been applied for as disclosed on Schedule 5, but not yet obtained.


                  (g)......No   transaction   contemplated   by  this  Agreement
requires compliance with any bulk sales act or similar law.


                  (h)......Each  Basic Document to which the Borrower is a party is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity. Each of the Borrower Assigned Agreements to which the Borrower or any Transferring Affiliate is a party constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity.


                  (i)......Except  as  disclosed  to the Deal Agent on Exhibit D hereto, there is no pending or, to its knowledge, threatened action, suit or proceeding against or affecting the Borrower, its officers or managers, or the property of the Borrower, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority in which an adverse result could reasonably be expected to produce a Material Adverse Effect on Borrower.


                  (j)......No injunction, writ, restraining order or other order of any nature adverse to the Borrower or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by the Basic Documents has been issued by a Governmental Authority, nor has Borrower received written notice, except as disclosed in writing to the Deal Agent, that any such injunction, writ or order has been sought by any Person.


                  (k)......The  principal  place of business and chief executive office of the Borrower, and the office where the Borrower keeps its Records and the original copies of the Borrower Assigned Agreements, is located at the address of the Borrower for notices under Section 12.1 and as set forth on
Schedule 7, and there are currently no, and during the four months prior to the Closing Date there have not been any, other locations where the Borrower is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located) or keeps Records.


                  (l)......The  Borrower does not have, and has never  conducted business using, trade names, fictitious names, assumed names or "doing business as" names other than those set forth on Schedule 6.


                  (m)......For  federal  income tax,  reporting  and  accounting purposes, the Borrower will treat the assignment of each Pledged Receivable from a Transferring Affiliate to the Borrower pursuant to a Franchise Receivable Assignment as an absolute assignment of such Transferring Affiliate's full right, title, and ownership interest in such Pledged Receivable to the Borrower, and the Borrower has not in any other manner accounted for or treated the transfers of such Pledged Receivables contemplated in any Franchise Receivable Assignment.


                  (n)......The  Borrower  has  complied  and will  comply in all material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties and all Collateral including, without limitation, all Environmental Laws.


                  (o)......The  Borrower  has filed all tax returns  (including, without limitation, foreign, federal, state, local and other tax returns) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and, to its knowledge, other governmental, charges due from the Borrower arising from such returns. No tax lien or similar Adverse Claim has been filed, and, to its knowledge, no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower or any of its Affiliates in connection with the execution and delivery of the Basic Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due at or prior to such Funding Date.


                  (p)......With   respect  to  any  Funding  Date,  the  related
Borrower Notice is accurate in all material respects.


                  (q)......The  Collateral and each part thereof is owned by the
Borrower free and clear of any Adverse Claim or Restrictions on Transferability (other than Permitted Liens) and the Borrower has the full right, limited partnership power and lawful authority to assign, transfer and pledge the same and interests therein and all substitutions therefor and additions thereto pursuant to Section 8.1 of this Agreement, and upon making each Advance, the Collateral Agent on behalf of the Lender will have acquired a valid and perfected first priority security interest in, and lien on, the Collateral, free and clear of any Adverse Claim or Restrictions on Transferability other than Permitted Liens. No effective financing statement, mortgage, deed of trust or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Collateral Agent pursuant to Article VIII of this Agreement or, with respect to the Pledged Receivables, in favor of the Borrower pursuant to a Franchise Receivable Assignment.


                  (r)......All  information heretofore furnished by or on behalf of the Borrower to the Deal Agent, the Lender or any Hedge Counterparty in connection with this Agreement or any transaction contemplated hereby is true and complete in all material respects and does not misstate or omit to state a material fact necessary to make the statements contained therein not misleading.


                  (s)......The  Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation ("PBGC") (or any successor thereto) under ERISA.


                  (t)......(i)  The  Borrower  is not a party to any  indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any limited restriction that could have, and no provision of applicable law or governmental regulation is reasonably likely to have, in the absence of a default thereunder, a Material Adverse Effect; and (ii) the Borrower is not in default under or with respect to any contract, agreement, lease or other instrument to which the Borrower is a party, which default is reasonably likely to have a Material Adverse Effect;


                  (u)......The  consolidated  balance sheets of the Borrower and its consolidated Subsidiaries as at December 31, 1998, and the related statements of income of the Borrower and its consolidated Subsidiaries for the fiscal year then ended, certified by the chief financial officer or chief accounting officer of the Borrower, copies of which have been furnished by the Borrower to the Deal Agent, fairly present in all material respects the consolidated financial condition of the Borrower and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP, and there has been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Borrower since December 31, 1998.


                  (v)......The  Borrower is not required to be  registered as an
"investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Advances by the Lender, the application of the proceeds and repayment thereof by the Borrower and the consummation of the transactions contemplated by the Basic Documents to which the Borrower is a party do not violate, solely with respect to the Borrower, any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.


                  (w)......Each  of the  representations  and  warranties of the
Borrower contained in the Basic Documents and the Hedging Instruments to which the Borrower is a party and which have been executed and delivered prior to the date this representation is made or deemed to be made is true and correct in all material respects and the Borrower hereby makes each such representation and warranty to, and for the benefit of, the Deal Agent, the Lender and each Hedge Counterparty as if the same were set forth in full herein.


                  (x)......All  Lockboxes and the Lockbox Accounts are set forth in Schedule 4. Each such Lockbox and Lockbox Account is subject to a Lockbox Agreement duly executed and delivered by the Borrower, the Servicer and the applicable Lockbox Account Bank. Each Lockbox and Lockbox Account is held in the name of "CNL Financial Services, LP, as servicer."

                  (y)......Each Pledged Receivable is an Eligible Receivable.

                  (z)......On the basis of a commercially  reasonable review and assessment undertaken by the Borrower of the Borrower's computer applications and inquiry made of the Borrower's material suppliers, vendors and customers, the Borrower reasonably believes that the "Year 2000 problem" (that is, the risk that computer applications used by any Person may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) will not result in a Material Adverse Effect on Borrower or Servicer.

         SECTION 4.2.......Representations and Warranties of the Servicer.

                  The Servicer represents and warrants to the Lender, the Collateral Agent and the Deal Agent as follows as of the Closing Date and as of each Funding Date:


                  (a)......The Servicer is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified, and where a failure to be so qualified would have a material adverse effect upon the Servicer's ability to perform its obligations hereunder.


                  (b)......The  Servicer has the power and  authority to execute and deliver this Agreement and the transactions contemplated hereby.


                  (c)......The  execution,   delivery  and  performance  by  the
Servicer of each Basic Document to which it is a party and the transactions contemplated hereby (i) have been duly authorized by all necessary action on the part of the Servicer; (ii) do not contravene or cause the Servicer to be in default under (A) its agreement of limited partnership, (B) any contractual restriction with respect to any Debt of the Servicer or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting it or its property, or (C) any law, rule, regulation, order, writ, judgment, award, injunction or decree binding on or affecting it or its property; and (iii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.


                  (d)......Each  Basic  Document to which it is a party has been duly executed and delivered by the Servicer.


                  (e)......No  consent  of,  notice to,  filing with or permits, qualifications or other action by any Governmental Authority or any other party is required for the due execution, delivery and performance by the Servicer of any Basic Document to which it is a party or any other agreement, document or instrument to be delivered hereunder where a failure to so obtain or make such consent, notice, filing, permit, qualification or other action would have a material adverse effect upon the Servicer's ability to perform its obligations hereunder, other than any consents, notices, permits, qualifications, filings or other actions which have been obtained or made.


                  (f)......Each  Basic  Document  to  which it is a party is the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms subject to any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and general equitable principles, whether applied in a proceeding at law or in equity.


                  (g)......Except  as  disclosed  to the Deal Agent on Exhibit D hereto, there is no pending or, to its knowledge, threatened action, suit, investigation or proceeding of a material nature against or affecting the Servicer, its members or managers, or the property of the Servicer, in any court or tribunal, before any arbitrator of any kind or before or by any Governmental Authority asserting the invalidity of any Basic Document to which it is a party or any document to be delivered by the Servicer hereunder or thereunder, or any order of any material nature adverse to the Servicer or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by the Basic Documents and which has been issued by a Governmental Authority or, to the knowledge of the Servicer, has been sought by any other Person.


                  (h)......The  Servicer  has filed all tax returns  (including, without limitation, foreign, federal, state, local and other tax returns) required to be filed by it and has paid or has made adequate provision for the payment of all taxes, fees, assessments and other governmental charges due from the Servicer arising under such tax returns, no tax lien or other similar Adverse Claim has been filed, and no claim has been filed, and to its knowledge no claim is being asserted, with respect to any such tax, fee, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Servicer in connection with the transactions contemplated by the Basic Documents and the execution and delivery of the Basic Documents have been paid or shall have been paid at or prior to the Closing Date.


                  (i)......Each  of the  representations  and  warranties of the
Servicer contained in the Basic Documents is true and correct in all material respects and the Servicer hereby makes each such representation and warranty contained in the Basic Documents to, and for the benefit of, the Lender, each Hedge Counterparty and the Deal Agent.


                  (j)......The  Servicer is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the PBGC (or any successor thereof) under ERISA.


                  (k)......There  has been no  material  adverse  change  in the condition (financial or otherwise), business, operations, results of operations or properties of the Servicer since the date of the consolidated and consolidating balance sheets of the Servicer required to be delivered to the Deal Agent pursuant to Section 3.1(j).

                  (l)......[Reserved.]

                  (m)......On the basis of a commercially  reasonable review and assessment undertaken by the Servicer of the Servicer's computer applications and inquiry made of the Servicer's material suppliers, vendors and customers, the Servicer reasonably believes that the "Year 2000 problem" (that is, the risk that computer applications used by any Person may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) will not result in a material adverse change
(i) in the operations, business, properties, or condition (financial or otherwise) of the Servicer or (ii) in the Servicer's ability to service the Collateral in accordance with this Agreement.

                                    ARTICLE V

                        GENERAL COVENANTS OF THE BORROWER
         SECTION 5.1.......Affirmative Covenants of the Borrower.

                  The Borrower shall, unless the Deal Agent shall otherwise consent in writing:


                  (a)......perform  each  of its  obligations  under  the  Basic
Documents and comply in all respects with all of its obligations under the Basic Documents and comply with all applicable laws, rules, regulations and orders with respect to the Basic Documents, its business and properties and all Collateral and related Collections with respect thereto including, without limitations, all Environmental Laws;


                  (b)......preserve   and   maintain  its   existence,   rights,
franchises and privileges in the jurisdiction of its formation and maintain its qualifications to do business as a foreign limited liability company in any other state in which it does business and in which it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect on the assets or business operations of the Borrower, and conduct its business in accordance with the terms of its partnership agreement;


                  (c)......instruct all Obligors to remit payments in respect of the Collateral directly to a Lockbox Account and deposit all Collections it may receive in respect of Collateral into the Lockbox Account within one Business Day of receipt;

                  (d)......use  the proceeds of the Advances made  hereunder for the funding of Pledged Receivables or for general corporate purposes;


                  (e)......provide  commercially reasonable cooperation with all requests of the Deal Agent and the Collateral Agent regarding the information and any documents necessary or desirable to allow each of the Lender, the Deal Agent and the Collateral Agent to carry out its responsibilities hereunder;


                  (f)......permit  the Lender,  each Hedge  Counterparty and the
Deal Agent to make or cause to be made inspections and audits of any books, records and papers of the Borrower and the Servicer and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Borrower and the Servicer, on reasonable notice, at all such reasonable times (but not more often than quarterly) as required in order to assure that the Borrower is and will be in compliance with its obligations under the Basic Documents or to evaluate the Lender's investment in the then outstanding Note;


                  (g)......pay  and discharge,  at least thirty (30) days before nonpayment would otherwise cause a permanent loss of title (or, with respect to any Real Property leased by the Borrower to a lessee, use commercially reasonable efforts to cause such lessee to pay and discharge), all obligations and liabilities that could give or have given rise to a lien on its properties, including, without limitation, all Taxes, assessments and governmental charges upon its income and properties;


                  (h)......mark its Records in a commercially  reasonable manner to show the interests of the Collateral Agent in the Pledged Receivables;


                  (i)......promptly  notify  the Deal  Agent in  writing  of any litigation, legal proceeding or material dispute, whether or not in the ordinary course of business, adversely and materially affecting the Borrower, whether or not fully covered by insurance, and regardless of the subject matter thereof;


                  (j)......cause  all information  hereafter  furnished by or on behalf of the Borrower to the Deal Agent or the Lender in connection with this Agreement or any transaction contemplated hereby to be true and complete in all material respects and not omit to state a material fact necessary to make the statements contained therein not misleading;


                  (k)......cause the Borrower's  partnership agreement to remain in full force and effect;


                  (l)......pay  and  discharge,  within  thirty (30) days before nonpayment would otherwise cause a permanent loss of title (or, with respect to any Real Property leased by the Borrower to a lessee, use commercially reasonable efforts to cause such lessee to pay and discharge), all taxes, assessments and governmental charges or levies imposed upon it or upon its respective income or profits or upon any properties belonging to it (or in the case of any such lessee, such lessee or such Real Property);


                  (m)......with  respect to any Real  Property  included  in the
Collateral, maintain (or cause the applicable Obligor to maintain) at all times insurance covering such Real Property customary for similar businesses in the area where such Real Property is located; and


                  (n)......with  respect to each Franchise  Lease which has been in effect for thirty (30) days or more at the time such Franchise Lease is included in the Pledged Receivables, use its commercially reasonable efforts to obtain an estoppel letter in the form attached hereto as Exhibit H, or such other form as the Obligor is obligated to provide, duly executed by the relevant Obligor within 30 days of the date on which such Franchise Lease is first included in the Collateral and, upon receipt of any such estoppel letter, deliver a copy of the same to the Collateral Agent.


                  (o)......Promptly  after  learning of the occurrence of any of the following at, or with respect to, the Real Property included in the Collateral give the Deal Agent oral and written notice thereof, describing the same and the steps being taken by the Borrower with respect thereto: (a) the happening of any event involving the use, spill, release, leak, seepage, discharge or cleanup of any Contaminant; (b) notice that the Borrower's operations on the Real Property are not in compliance with requirements of applicable federal, state or local environmental, health and safety statutes and regulations; (c) notice that the Borrower is subject to federal or state investigation evaluating whether any remedial action is needed to respond to the release of any Contaminant or other substance from the Real Property into the environment; or (d) notice that the Real Property is subject to a lien in favor of any governmental entity for (i) any liability under federal or state environmental laws or regulations or (ii) damages arising from or costs incurred by such governmental entity in response to a release of a Contaminant or other substance into the environment.


                  (p)......In  the event of the enactment  after the date hereof of any law by the State or any other governmental entity deducting from the value of the Real Property for the purpose of taxation any lien or security interest thereon, or changing in any way the laws for the taxation of mortgages, deeds of trust or other liens or debts secured thereby, or the manner of collection of such taxes, so as to affect the Mortgage, the Borrower Secured Obligations, or the Lender, then, and in any such event, the Borrower shall on demand, pay to the Lender, or reimburse Lender for payment of, all taxes, assessments, charges or liens for which Lender is or may be liable as a result thereof, provided that if any such payment or reimbursement shall be unlawful or would constitute usury or render the Borrower Secured Obligations wholly or partially usurious under applicable law, then Lender may, at its option, declare the Borrower Secured Obligations immediately due and payable or require the Borrower to pay or reimburse the Lender for payment of the lawful and non-usurious portion thereof.

         SECTION 5.2.......Negative Covenants of the Borrower.
                  The Borrower shall not, without the written consent of the Deal Agent:


                  (a)......except  in  accordance  with  Section 8.6 or 8.7, (i)
sell, assign (by operation of law or otherwise) or otherwise dispose of any Collateral, or create or suffer to exist or consent to, cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of, any Adverse Claim or Restriction on Transferability (and any such purported disposition shall be null and void), upon or with respect to any Collateral, or upon or with respect to the Lockbox Account, the Lockboxes, the Collection Account or any other account to which any Collections of any Collateral are deposited other than Permitted Liens or (ii) assign any right to receive income in respect thereof;


                  (b)......extend, amend, forgive, discharge, compromise, waive, cancel or otherwise make a material modification to the terms of any Basic Document, the Credit and Collection Policies or any Pledged Receivable, other than:

                  (i) any adjustment, settlement or compromise of the account or payment of a Pledged Receivable pursuant to Section 7.3 and any deferments in the ordinary course of business which are consistent with the Credit and Collection Policies; and
                  (ii) any amendment made in accordance with the Credit and Collection Policies which does not extend the scheduled maturity date of, modify the interest rate or rent payable under (except as required by law), or constitute a cancellation or discharge of any amount payable under a Pledged Receivable and does not materially and adversely affect the security afforded by the real property, furnishings, fixtures or equipment securing or supporting payment of such Pledged Receivable and which does not cause such Pledged Receivable to cease to be an Eligible Receivable;

                  (c)......except   as  otherwise  provided  herein  or  in  the
Franchise Receivable Assignments, merge with or into, consolidate with or into, convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, any Person (whether in one transaction or in a series of transactions); provided, however, that the Borrower may merge or consolidate with, or acquire all or substantially all of the assets or capital stock or other ownership interest of, any Person if (i) immediately prior to such transaction, and immediately thereafter and after giving effect thereto, no Termination Event or event or circumstance which, with the giving of notice or the passage of time, or both, would constitute a Termination Event shall have occurred and be continuing, (ii) such transaction would not have a Material Adverse Effect and
(iii) in the case of a merger or consolidation, the Borrower is the survivor;


                  (d)......prepare  any financial statements which shall account for or treat the transfer by a Transferring Affiliate to Borrower of any Franchise Receivables in any manner other than as a contribution or absolute assignment of the Pledged Receivables to the Borrower from such Transferring Affiliate;


                  (e)......at any time (i) advance credit to any Person, or (ii)
declare any dividends, or return any capital if, after giving effect to such action, there would be a Borrowing Excess;


                  (f)......maintain  partners' capital (i.e., partnership assets less partnership liabilities) in an amount less than $250,000,000; or


                  (g)......act  in a manner that would cause it to be taxed as a corporation, association taxable as a corporation or taxable mortgage pool (with respect to any Collateral), all as defined under the IRC.

         SECTION 5.3.......Borrower Hedging Instruments.

                  The Borrower shall have at all times from and after the date of the initial Advance in effect one or more Hedging Instruments acceptable to the Deal Agent with a qualified Hedge Counterparty, provided that:


                  (a)......the form and substance of any such Hedging Instrument shall be acceptable to the Deal Agent;


                  (b)......all   amounts  payable  by  the  Hedge   Counterparty
thereunder shall be required to be paid by such counterparty directly to the Collection Account; and


                  (c)......such hedging agreement or agreements or other Hedging
Instrument shall provide that the Hedge Counterparty acknowledges (i) that the Borrower's rights thereunder have been irrevocably assigned to, and a security interest therein has been granted to, the Collateral Agent for the benefit of the Lender and the Hedge Counterparties on a pari passu basis, and (ii) the terms and conditions set forth in this Agreement.
                                   ARTICLE VI

                       COLLECTIONS AND DISBURSEMENTS; FEES
         SECTION 6.1.......Establishment of Accounts.
                  (a)......Lockbox Account.
                  (i) The Servicer has established and shall maintain a segregated account with a Lockbox Account Bank titled "CNL Financial Services, LP, as Servicer".
                  (ii)  The   Borrower,   the  Servicer  and  the   Transferring
         Affiliates, as the case may be, shall instruct (or cause to be instructed) all Obligors to make all payments on the Pledged Receivables to the Lockbox Account or Lockbox, as the case may be, by wire transfer, ACH transfer, check or other means acceptable to the Lender, and all Collections on Pledged Receivables will, pending remittance to the Collection Account, be held for the benefit of the Collateral Agent and immediately after such proceeds have cleared and become available in accordance with the policies of the Lockbox Account Bank, shall be transferred to the Collection Account.
                  (iii) The Borrower and Servicer will deposit or cause to be deposited in the Lockbox Account all cash, checks, money orders, wire transfers, Collections or other Proceeds received by the Borrower and the Servicer (and not the lockbox Account Bank) in respect of Pledged Receivables immediately upon the receipt thereof in the original form received (if other than cash). Until so deposited, all such proceeds shall be held in trust for the Collateral Agent by the Borrower or Servicer, as the case may be.
                  (iv) In the event that any Lockbox Agreement terminates for any reason or any Lockbox Account Bank fails to comply with its obligations under the Lockbox Agreement for any reason, then the Borrower shall promptly notify all Obligors to make all future payments to another existing Lockbox Account or to a new Lockbox Account established in accordance with the following sentence. The Borrower shall not establish any new Lockbox Account unless (1) it has received the prior written consent of the Deal Agent and the Collateral Agent,
         (2) such new Lockbox Account is established with a Lockbox Account Bank satisfactory to the Deal Agent and the Collateral Agent, and (3) the Deal Agent has received a Lockbox Agreement covering such new account duly executed and delivered by the Lockbox Account Bank, the Servicer and the Borrower. The Borrower shall not close any Lockbox Account without the prior consent of the Deal Agent unless all Obligors have previously been instructed to remit payments to a different Lockbox Account and the Lockbox Account Bank has agreed in writing to forward any payments received to the new Lockbox Account.
                  (b)......Collection Account.
                  (i) The Deal Agent, as agent for the Collateral Agent, has established and shall maintain a segregated deposit account with the Depositary titled "Neptune Funding Corporation--Collection Account (CNL APF Partners, LP)." The Borrower agrees that the Collateral Agent shall have exclusive dominion and control of the Collection Account and all monies, instruments and other property from time to time in the Collection Account; provided, that such dominion and control shall be subject to the Servicer's right to make withdrawals from the Collection Account for the purpose of applying such amounts to required payments under this Article VI, which right may be terminated by the Collateral Agent at any time in its sole discretion, and until such right has been so terminated, all withdrawals required to be made from the Collection Account shall be made by the Servicer; further provided, that Borrower may direct the Collateral Agent in the investment of funds in the Collection Account into Eligible Investments.
                  (ii) In the event that the Depositary wishes to resign as depositary of the Collection Account for any reason or fails to carry out the instructions of the Deal Agent or the Collateral Agent for any reason, then the Deal Agent shall promptly notify the Lender and the Borrower. The Deal Agent shall not close the Collection Account unless it shall have (A) provided such notice to the Lender and the Borrower,
         (B) received the prior written consent of the Collateral Agent, (C) established a new account with the Depositary or with a new depositary institution satisfactory to the Deal Agent and the Collateral Agent,
         (D) entered into an agreement covering such new account with such new depositary institution satisfactory in all respects to the Deal Agent, the Collateral Agent and the Borrower (whereupon such new account shall become the Collection Account for all purposes of the Basic Documents), and (E) taken all such action as the Collateral Agent shall require to grant and perfect a first priority security interest in such new
         Collection  Account  to the  Collateral  Agent  under  this  Agreement.
         SECTION 6.2.......Funding of Collection Account.
             No later than 11:30 a.m. (New York City time) on each Business Day:

                  (i) the Servicer shall instruct each Lockbox Account Bank to transfer all Collections deposited in any Lockbox Account prior to such Business Day to the Collection Account immediately after such funds have cleared and become available in accordance with the policies of the Lockbox Account Bank;
                  (ii) the Servicer shall within two Business Days of receipt transfer to a Lockbox Account or the Collection Account all Collections received by it or on its behalf with respect to the Collateral;
                  (iii) if the Deal Agent has notified the Borrower of any Borrowing Excess, the Borrower shall deposit cash in the amount of such Borrowing Excess in the Collection Account in accordance with the provisions of Section 6.3;
                  (iv) to the extent required pursuant to Section 8.6, the Borrower shall deposit, or shall cause to be deposited to the Collection Account, all proceeds in connection with any release of
         Collateral. SECTION 6.3.......Borrowing Excess.

                  If on any Business Day the Deal Agent shall notify the Borrower of any Borrowing Excess or the Borrower shall notify the Deal Agent of the same, the Borrower shall deposit the amount of such Borrowing Excess in the Collection Account by 11:30 a.m. not later than the third (3rd) Business Day following the date of such notice.

         SECTION 6.4.......Disbursements From the Collection Account -- Payment
                           Date Procedures.

                  (a)......No  later than 11:00 a.m. on each Payment Date during the Revolving Period, the amounts held in the Collection Account shall be disbursed in the following priority:

                  (i)  if a  Servicer  Event  of  Default  has  occurred  and  a
         Successor Servicer has been appointed, to the Successor Servicer in an amount equal to its accrued and unpaid Successor Servicing Fees and Expenses to the end of the preceding Collection Period and any other amounts owed to the Successor Servicer (including unpaid costs associated with the transfer of servicing to such Successor Servicer);
                  (ii) to each Hedge  Counterparty  all amounts  (including  any termination amounts) owing to such Hedge Counterparty under its respective Hedging Instruments;
                  (iii) to the  Servicer,  unless a  Servicer  Event of  Default shall have occurred and be continuing, in an amount equal to its accrued and unpaid Servicing Fee to the end of the preceding Collection Period, to the extent not paid under (i) above;
                  (iv) to the Deal Agent for  distribution to the Lender (or, if applicable, any Indemnified Party) in payment of the following obligations in the following amounts and in the following priority:
                           (A) an amount  equal to the  accrued  and unpaid Note
                  Interest through the end of the Yield Period ending on such Payment Date, plus the amount, if any, of accrued Note
                  Interest for any prior Yield Period that remains unpaid;

                           (B) all  Additional  Amounts  incurred and payable to
                  any Affected Party through the end of the Yield Period ending on such Payment Date;

                           (C) all other Borrower  Secured  Obligations  accrued
                  and payable under this Agreement or any other Basic Document other than principal of the Advances (including Indemnified Amounts incurred and payable to any Indemnified Party) through the Yield Period ending on such Payment Date;

                           (D) if there is a Borrowing  Excess,  an amount equal
                  to such Borrowing Excess, in repayment of the outstanding principal amount of the Advances; and

                           (E) if the  Revolving  Period has expired,  an amount
                  equal to the aggregate outstanding principal balance of the Advances, to the repayment of such Advances until such outstanding principal balance has been reduced to zero;

                  (v) to the Servicer, during the continuance of any Servicer Event of Default but prior to the appointment of a Successor Servicer, in an amount equal to its accrued and unpaid Servicing Fee to the end of the preceding Collection Period; and
                  (vi) to the extent of any excess Collections remaining in the Collection Account after the payment of items (i) through (v) above, that excess, at the election of the Borrower, to be released to an account previously designated by the Borrower.

                  (b)......Two  Business  Days prior to each Payment  Date,  the
Deal Agent shall determine and notify the Borrower of any Collection Account Deficiency for the preceding Collection Period, and the Borrower shall deposit cash in the amount of such Collection Account Deficiency to the Collection Account.

         SECTION 6.5.......Notification by Servicer.

                  The Servicer shall notify the Borrower and the Deal Agent of the determinations and disbursements made pursuant to Sections 6.4 and 6.7.

         SECTION 6.6.......Investment of Collections.

                  During the Revolving Period, to the extent there are uninvested amounts deposited in the Collection Account, the Deal Agent shall, at the direction of the Borrower, invest all such amounts in Eligible Investments selected by the Borrower that mature no later than the Business Day before the immediately succeeding Payment Date. If the Borrower does not so direct the investment of such amounts, the Deal Agent may, in its discretion, cause such amounts to be invested in Eligible Investments selected by the Deal Agent that mature no later than the Business Day before the immediately succeeding Payment Date. Any earnings thereon shall be deposited into the Collection Account on such Payment Date. Any investment of such amounts shall be solely at the discretion of the Deal Agent subject to the restrictions described above. In no event shall the Deal Agent have any liability to the Borrower for any loss in respect of any investment or reinvestment made by it pursuant to this Section 6.6.

         SECTION 6.7.......Termination Procedure.

                  (a)......On  the earlier of (i) the first  Business  Day after the Commitment Termination Date on which the aggregate outstanding principal balance of the Advances has been reduced to zero or (ii) the Termination Date, the Borrower shall immediately deposit into the Collection Account an amount sufficient, when combined with the Collections already on deposit therein and available for such purpose in accordance with the priority of payments set forth in Section 6.4, to pay the Aggregate Unpaids in full.


                  (b)......On  the  first  Business  Day  after  the  Commitment
Termination Date on which the Aggregate Unpaids have been reduced to zero, all amounts held in the Collection Account, if any, shall be disbursed to the Borrower and all security interests of the Lender and the Collateral Agent in all of the Collateral owned by the Borrower shall be released by the Lender and the Collateral Agent. Such disbursement shall constitute the final payment to which the Borrower is entitled pursuant to the terms of this Agreement.

                                   ARTICLE VII

                           APPOINTMENT OF THE SERVICER
         SECTION 7.1.......Appointment of the Servicer.

                  The Borrower hereby appoints the Servicer as its agent to service the Pledged Receivables and enforce its respective rights and interests in and under each Pledged Receivable and to serve in such capacity until the termination of its responsibilities pursuant to Sections 7.7, 9.2 or subsection 3(A) of Exhibit I. The Servicer hereby agrees to perform the duties and obligations with respect thereto set forth herein. The Servicer may, with the prior consent of the Borrower and the Deal Agent, subcontract with a Sub-Servicer for collection, servicing or administration of the Pledged
Receivables, provided that (a) the Servicer shall remain liable for the performance of the duties and obligations of the Sub-Servicer pursuant to the terms hereof, and (b) any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Pledged Receivables involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Borrower, the Lender, the Deal Agent and the Collateral Agent shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Sub-Servicer.

         SECTION 7.2.......Duties and Responsibilities of the Servicer.

                  (a)......The    Servicer    shall   conduct   the   servicing,
administration and collection of the Pledged Receivables and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect Pledged Receivables from time to time on behalf of the Borrower and for the benefit of the Secured Parties.

                  (b)......The duties of the Servicer shall include, without limitation:
                  (i) preparing and submitting of claims to, and post-billing liaison with, Obligors on Pledged Receivables;
                  (ii) maintaining all necessary Servicing Records with respect to the Pledged Receivables and providing such reports to the Deal Agent in respect of the servicing of the Pledged Receivables (including information relating to its performance under this Agreement) as may be required hereunder or as the Deal Agent may reasonably request;
                  (iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate Servicing Records evidencing the Pledged Receivables in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Pledged Receivables (including, without limitation, records adequate to permit the identification of each new Pledged Receivable and all Collections of and adjustments to each existing Pledged Receivable);
                  (iv) promptly delivering to the Deal Agent or the Collateral Agent, from time to time, such information and Servicing Records with respect to the Pledged Receivables (including information relating to its performance under this Agreement) as the Deal Agent or the Collateral Agent may from time to time reasonably request;
                  (v) identifying each Pledged Receivable clearly and unambiguously in its Servicing Records to reflect that such Pledged Receivable is owned by the Borrower and pledged to the Collateral Agent;
                  (vi) complying in all material respects with the Credit and Collection Policies in regard to each Pledged Receivable;
                  (vii) complying in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Pledged Receivables and Collections with respect thereto;
                  (viii) preserving and maintaining its existence, rights, franchises and privileges as a limited partnership in the jurisdiction of its organization, and qualifying and remaining qualified in good standing as a foreign limited partnership and qualifying to and remaining authorized to perform obligations as Servicer (including enforcement of collection of Pledged Receivables on behalf of the Lender, each Hedge Counterparty and the Collateral Agent) in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (A) the rights or interests of the Borrower, Lender, each Hedge Counterparty and the Collateral Agent in the Pledged Receivables, (B) the collectibility of any Pledged Receivable, or (C) the ability of the Servicer to perform its obligations hereunder;
                  (ix) promptly after it obtains actual knowledge thereof, immediately notifying the Deal Agent of the occurrence of a Termination Event (including, without limitation, a material adverse change in the financial condition of any Affiliate of the Borrower);
                  (x) notifying the Deal Agent promptly after it obtains actual knowledge thereof, of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim that is or may be (1) asserted by an Obligor with respect to any Pledged Receivable, or (2) reasonably expected to have a Material Adverse Effect on the Borrower or Servicer;
                  (xi) arranging for the direct remittance of all Collections with respect to each Pledged Receivable to the Lockbox Account or Lockbox, as the case may be; and
                  (xii) notifying the Deal Agent of any proposed change in the Credit and Collection Policies.

                  (c)......The  Lender,  the Deal Agent and the Collateral Agent
shall  not  have  any  obligation  or  liability  with  respect  to any  Pledged
Receivables, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

         SECTION 7.3.......Authorization of the Servicer.

                  (a)......Each  of the Borrower and the Deal Agent on behalf of the Lender and each Hedge Counterparty and the Collateral Agent hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the pledge of the Pledged Receivables to the Collateral Agent, but subject to Servicer's right to follow customary market practices in accordance with its reasonable business judgment, in the reasonable determination of the Servicer, to collect all amounts due under any and all Pledged Receivables, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pledged Receivables and, after the delinquency of any Pledged Receivable and to the extent permitted under and in compliance with applicable law and regulations and the Credit and Collection Policies, to commence proceedings with respect to enforcing payment of such Pledged Receivables, and adjusting, settling or compromising the account or payment thereof, to the same extent as the Borrower could have done. The Borrower, each Transferring Affiliate and the Deal Agent on behalf of the Lender, Collateral Agent and each Hedge Counterparty shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Pledged Receivables. In no event shall the Servicer be entitled to make the Lender, the Borrower, any Hedge Counterparty, the Collateral Agent or the Deal Agent a party to any litigation without such party's express prior written consent (other than as required for purposes of any routine foreclosure or similar collection procedure).


                  (b)......After  a  Termination   Event  has  occurred  and  is
continuing, at the Collateral Agent's direction the Servicer shall take such action as the Collateral Agent may deem necessary or advisable to enforce collection of the Pledged Receivables and the Borrower Assigned Agreements; provided, however, that the Collateral Agent may, at any time that a Termination Event has occurred and is continuing, notify any Obligor with respect to any Pledged Receivables or obligors under the Borrower Assigned Agreements of the assignment of such Pledged Receivables and Borrower Assigned Agreements, as the case may be, to the Borrower and the pledge of such Pledged Receivables and Borrower Assigned Agreements to the Collateral Agent and direct that payments of all amounts due or to become due to the Borrower thereunder be made directly to the Collateral Agent or any servicer, collection agent or lockbox or other account designated by the Collateral Agent and, upon such notification and at the expense of the Borrower, the Collateral Agent may enforce collection of any such Pledged Receivables or the Borrower Assigned Agreements and adjust, settle or compromise the amount or payment thereof.

         SECTION 7.4.......Servicing Fees.

                  As compensation for its servicing activities and as reimbursement for its expenses in connection therewith, the Servicer shall be entitled to receive the Servicing Fees pursuant to, and subject to the priority of payments set forth in, Section 6.4, payable monthly in arrears on each Payment Date with respect to the preceding Collection Period. Except as provided in the following two sentences, the Servicer shall be required to pay for all expenses incurred by the Servicer in connection with its activities hereunder (including any payments to accountants, counsel or any other Person) and shall not be entitled to any payment therefor other than the Servicing Fees. The Servicer shall be reimbursed for extraordinary expenses incurred by it in connection with its reasonable efforts to realize upon defaulted Pledged
Receivables to the extent such expenses are recoverable out of the related Collateral or Proceeds or from the Obligor. The Servicer shall not be required to expend its own funds in connection with any such realization unless, in the reasonable judgment of the Servicer, such realization will allow the Servicer to recover its own funds out of the related Collateral or Proceeds or from the Obligor.

         SECTION 7.5.......Negative Covenants of the Servicer.

                  The Servicer shall not, without the prior written consent of the Deal Agent:


                  (a)......sell,  assign (by  operation of law or  otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to (and any such purported disposition shall be null and void) any Collateral, or upon or with respect to the Collection Account or any other account to which any Collections of any Collateral are deposited, or assign any right to receive income in respect thereof;


                  (b)......extend,  amend,  waive, or otherwise modify the terms of any Pledged Receivable, other than:

                  (i) adjusting, settling or compromising the account or payment of such Pledged Receivable pursuant to Section 7.3(a) and except for deferments in the ordinary course of business which are consistent with the Credit and Collection Policies;
                  (ii) except in  accordance  with  amendments  permitted  under
         Section 5.2(b), amending such Pledged Receivable in accordance with the Credit and Collection Policy in a manner which does not extend the scheduled maturity date of, modify the interest rate or rent payable under (except as required by law), or constitute a cancellation or discharge of the outstanding Franchise Loan Balance of, such Pledged Receivable and does not materially and adversely affect the security afforded by the real property, furnishings, fixtures or equipment securing or supporting payments on such Pledged Receivable and which would not cause such Pledged Receivable to cease to be an Eligible Receivable;
                  (c)......make any material change in the character of its
business;

                  (d)......without  30 days'  prior  written  notice to the Deal
Agent, make any change to its corporate name or use any trade names, fictitious names, assumed names or "doing business as" names; or


                  (e)......without  the prior  written  consent of the Lender or the Deal Agent, agree or consent to or otherwise permit to occur any material amendment, modification, change, supplement, or rescission of the Credit and Collection Policies in whole or in part in any manner, except in accordance with amendments permitted under Section 5.2(b).

         SECTION 7.6.......Reporting.

                  During the term of this Agreement, the Servicer shall keep or cause to be kept in reasonable detail books and records of the account of the Servicer's assets and business, including, but not limited to, books and records relating to the transactions contemplated in the Basic Documents) which shall be furnished to the Deal Agent upon request at reasonable times and at reasonable intervals (but not more often than quarterly) so as not to create a commercially unreasonable burden on the operation of Borrower. The Borrower (or the Servicer, on behalf of the Borrower) shall furnish to the Deal Agent:


                  (a)......monthly,  as soon as available, and in any event, not later than the Report Date, a Monthly Report in the form of Exhibit F, which Monthly Report shall be certified by an officer of the Borrower and shall contain a representation or warranty by the Borrower that no Borrowing Excess exists hereunder;


                  (b)......as soon as available and in any event within 120 days
(or the next succeeding Business Day if the last day of such period is not a Business Day) after the end of each fiscal year, (i) a copy of the audited financial statements (if applicable, on a consolidated basis) for such year for the Parent and any consolidated Subsidiaries of the Parent, certified by independent public accountants acceptable to the Deal Agent and each other report or statement sent to shareholders by the Parent and (ii) a copy of the financial statements (if applicable, on a consolidated basis) for such year for each of the Servicer and the Borrower and any consolidated Subsidiaries of such Person, certified by the chief financial officer or chief accounting officer of such Person and stating the information set forth therein fairly presents the financial condition of such Person and any consolidated Subsidiaries of such Person in accordance with GAAP as of and for the fiscal year then ended and confirming, in the case of the Borrower, that the Borrower is in compliance with all of its financial covenants in this Agreement, and each other report or statement sent to partners by the Borrower or the Servicer;


                  (c)......as  soon as available and in any event within 45 days
(or next succeeding Business Day if the last day of such period is not a Business Day) after the end of each of the first three quarters of each fiscal year of each of the Borrower, the Servicer and the Parent, a balance sheet (if applicable, on a consolidated basis) of such Person and any consolidated Subsidiaries of such Person, as of the end of such quarter and including the prior comparable period, and statements of income (if applicable, on a consolidated basis), of such Person and any consolidated Subsidiaries of such Person, for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer or chief accounting officer of such Person identifying such documents as being the documents described in this paragraph (c) and stating the information set forth therein fairly presents the financial condition of such Person and any consolidated Subsidiaries of such Person in accordance with GAAP as of and for the periods then ended, subject to year-end adjustments consisting only of normal, recurring accruals and confirming that the partners' capital (i.e., partnership assets less partnership liabilities) for the Borrower is not less than $250,000,000;


                  (d)......as soon as available and in any event by September 30 of each year (or the next succeeding Business Day if September 30 is not a Business Day), an Officer's Certificate stating, as to each signer thereof, that
(i) a review of the activities of the Servicer during the year ended on the preceding June 30 and of its performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof; (iii) the Servicer has complied with the covenants set forth in Section 7.5; and (iv) the representations and warranties of the Servicer in Section 4.3 are true and correct as if made on the date of such Officer's Certificate;


                  (e)......as  soon as possible and in any event within five (5)
Business Days after the occurrence of a Termination Event, the statement of the chief financial officer or chief accounting officer of the Borrower setting forth complete details of such Termination Event and the action which the Borrower has taken, is taking and proposes to take with respect thereto;


                  (f)......as  soon as available and in any event within 90 days after June 30 of each year, a letter from a firm of independent public accountants acceptable to the Deal Agent (which may be the same firm that certifies the audited financial statements referred to in Section 7.6(b)) to the effect that such firm has examined the Monthly Reports and such Servicing Records relating to the Pledged Receivables as such firm deems necessary as a basis for the report contemplated by this Section 7.6(f) and has issued its report therefor and that such examination (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other audit procedures as such firm considered necessary in the circumstances; (2) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of Pledged Receivables; and (3) except as described in the report, disclosed no exceptions or errors in the records relating to Pledged Receivables serviced for others that, in the firm's opinion, requires such firm to report. The accountant's report shall further state that (1) the Servicer has completed with the minimum servicing standards in the Uniform Single Attestation Program for Mortgage Bankers ("USAP") published by the Mortgage Bankers Association of America; (2) except as disclosed in the report, no exceptions or errors were found; (3) except as disclosed in the report, the delinquency and loss information relating to the Pledged Receivables contained in the Monthly Reports was found to be accurate;
(4) except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement, such firm has examined the financial statements for the preceding year of the Servicer and, on the basis of such examination, the Servicer has complied during such year with such covenants; (5) except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement, such firm has examined the Monthly Reports delivered during the previous calendar year (including the calculation of the Aggregate Pledged Receivable Value set forth therein) and such Records relating to the Pledged Receivables as such firm deems necessary as a basis for its report; and
(6) the Lender, the Deal Agent and the Collateral Agent may rely on such report; not later than each Report Date, such detailed portfolio information as the Deal Agent shall reasonably request in order for it to track and monitor the Pledged Receivables, Collections and insurance;


                  (g)......promptly,  copies  of all  public  filings  with  any
Governmental Authority after the sending or filing thereof, the annual report of the Servicer after the sending or filing thereof, and from time to time, such other information, documents, records or reports respecting the Pledged Receivables or the condition or operations, financial or otherwise, of the Borrower, any Transferring Affiliate or any of their respective Subsidiaries, as the Deal Agent or the Collateral Agent may, from time to time, reasonably request, no such request to impose a commercially unreasonable burden on the operations of Servicer.

         SECTION 7.7.......Limited Partnership Existence.

                  The Servicer shall maintain its existence as a limited partnership and shall at all times continue to be duly organized under the laws of the State of Delaware and duly qualified and duly authorized to conduct its business, and shall conduct its business in accordance with the terms of its limited partnership agreement.

         SECTION 7.8.......No Recourse.

                  The Servicer agrees that its recourse for the repayment of any obligations of the Borrower owing hereunder or in respect hereof shall in all events be limited to monies on deposit in the Collection Account or otherwise as collected under the Pledged Receivables and any proceeds thereof and such obligations shall only be payable by the Borrower to the extent that funds are available therefor in accordance with this Agreement.

         SECTION   7.9.......Cooperation   With  Requests  for   Information  or
Documents.

                  The Servicer will provide all commercially reasonable cooperation with all reasonable requests of the Borrower, the Deal Agent and the Collateral Agent regarding the provision of any information or documents necessary or desirable to allow each of the Borrower, the Deal Agent and the Collateral Agent to carry out its responsibilities under the Basic Documents, including the provision of such information or documents in electronic or machine-readable format.

         SECTION 7.10......Successor Servicer.

                  The terms and provisions of Exhibit I with respect to a Successor Servicer are hereby incorporated by reference.

         SECTION 7.11......Transfer of Servicing.

                  Notwithstanding any other provision of this Agreement to the contrary, the Borrower may, upon written notice to the Collateral Agent, transfer the servicing duties and obligations of the Servicer to U.S. Bank National Association ("U.S. Bank"). U.S. Bank must agree in writing to perform all of the duties and obligations of the Servicer under this Agreement. The Borrower and U.S. Bank shall execute and deliver a Transfer Agreement mutually agreed upon in advance and effective on the Transfer Date, whereby U.S. Bank will agree to perform all of the duties and obligations of the Servicer under this Agreement. U.S. Bank shall be entitled to payment of a pro rated portion (based on actual days of service and a year of 365 days) of the Servicing Fee during its term of service. Each Transfer Agreement shall include any additional terms and provisions the parties reasonably determine are necessary or appropriate and which additional terms and provisions are approved by the parties to the Transfer Agreement, which approvals shall not be unreasonably withheld. The Transfer Agreement shall contain a provision stating that the former Servicer is relieved from all liability under this Agreement for acts or omissions occurring after the Transfer Date. Within five (5) business days after the Transfer Date, the Borrower may transfer servicing and appoint the former Servicer as the Servicer. The transfer of servicing shall be contingent upon the receipt by the Collateral Agent of written notice from the Borrower and written consent from the former Servicer of its acceptance of its appointment. In the event that the Borrower elects to transfer servicing and appoint the former Servicer as the Servicer, U.S. Bank shall be relieved from all liability under this Agreement for acts or omissions occurring after the later of the date of the written notice from the Borrower or the written consent from the former Servicer of its acceptance of its appointment. On the sixth Business Day after the Transfer Date and thereafter, servicing may only be transferred in accordance with the procedures set forth in Exhibit I hereto.

                                  ARTICLE VIII

                           GRANT OF SECURITY INTERESTS
         SECTION 8.1.......Borrower's Grant of Security Interest.

                  As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Borrower Secured Obligations, the Borrower hereby assigns and pledges to the Collateral Agent and grants to the Collateral Agent a security interest in and lien upon, all of the Borrower's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located (collectively, the "Collateral"):


                  (a)......all   Pledged   Receivables,   Collections,   Obligor
Documents and Records related thereto;


                  (b)......all   Lockbox   Agreements,    Franchise   Receivable
Assignments and Obligor Documents now or hereafter in effect (collectively, the "Borrower Assigned Agreements"), including (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Borrower Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Borrower Assigned Agreements, (iii) the Borrower's right of foreclosure as lienholder of the real or personal property underlying the Pledged Receivables; (iv) claims of the Borrower for damages arising out of or for breach of or default under the Borrower Assigned Agreements, and (v) the right of the Borrower to amend, waive or terminate the Borrower Assigned Agreements, to perform under the Borrower
Assigned Agreements and to compel performance and otherwise exercise all remedies and rights under the Borrower Assigned Agreements;

                  (c)......all   of  the  following   (the   "Borrower   Account
Collateral"): (i) each Lockbox Account, the Lockboxes and all funds held in each Lockbox Account and the Lockboxes and all certificates and instruments, if any, from time to time representing or evidencing each Lockbox Account, the Lockboxes or such funds, (ii) the Collection Account, all funds held in such account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or such funds, (iii) all Investments from time to time of amounts in each Lockbox Account and the Collection Account, and all certificates and instruments, if any, from time to time representing or evidencing such Investments, (iv) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by the Lender or any assignee or agent on behalf of the Lender in substitution for or in addition to any of the then existing Borrower Account Collateral, and (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the  then  existing  Borrower  Account  Collateral;  (d)......all
Hedging Instruments with respect to the Pledged Receivables;

                  (e)......all  Real Property in which the Borrower has acquired an interest (whether an ownership interest or a Lien) relating to any Pledged Receivable (including any such Real Property in which the Borrower has retained an interest following the termination of such Pledged Receivable);


                  (f)......all  additional  property  that may from time to time hereafter be granted and pledged by the Borrower or by anyone on its behalf under this Agreement, including the deposit with the Lender, the Deal Agent or the Collateral Agent of additional moneys by the Borrower; and


                  (g)......all Proceeds,  accessions,  substitutions,  rents and profits of any and all of the foregoing Collateral (including Proceeds that constitute property of the types described in Sections 8.1 (a) through (f) above) and, to the extent not otherwise included, all payments under insurance (whether or not the Lender or any Hedge Counterparty or any assignee or agent on behalf of the Lender or any Hedge Counterparty is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

         SECTION 8.2.......Delivery of Collateral.

                  All Obligor Documents relating to the Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant to this Agreement and the Custodial Agreement, and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. From and after the Termination Date, the Collateral Agent shall have the right, at any time in its discretion and without notice to the Borrower or the Lender, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Collateral.

         SECTION 8.3.......Borrower Remains Liable.

                  Notwithstanding  anything to the  contrary in this  Agreement,
(a) each of the Borrower and the Transferring Affiliates shall remain liable under the Pledged Receivables, Borrower Assigned Agreements and other agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) except to the extent otherwise expressly provided in this Agreement, the exercise by the Deal Agent as agent of the Lender and each Hedge Counterparty or the Collateral Agent as agent of the Lender and the Hedge Counterparties of any of its rights under this Agreement shall not release the Borrower or the Servicer from any of their respective duties or obligations under the Pledged Receivables, Borrower Assigned Agreements or other agreements included in the Collateral, (c) the Deal Agent as agent of the Lender and each Hedge Counterparty and the Collateral Agent shall not have any obligation or liability under the Pledged Receivables, Borrower Assigned Agreements or other agreements included in the Collateral by reason of this Agreement, and (d) neither the Collateral Agent nor the Lender nor any Hedge Counterparty shall be obligated to perform any of the obligations or duties of the Borrower or the Servicer under the Pledged Receivables, Borrower Assigned Agreements or other agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

         SECTION  8.4.......Covenants of the Borrower and Servicer Regarding the
Collateral.

                  (a)......Offices  and  Records.  The  Borrower  shall keep its chief place of business and chief executive offices and the office where it keeps its Records at the location specified in Schedule 7 or, upon thirty (30) days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where all action required by Section 8.4(e) shall have been taken with respect to the Collateral. The Borrower and the Servicer shall, until the period ending one year after the repayment in full or maturity of each Pledged Receivable or for such longer period as may be required by law, from the date on which such Pledged Receivable arose, maintain the Records with respect to such Pledged Receivable, including records of all payments received. The Borrower and the Servicer will permit representatives of the Deal Agent and the Collateral
Agent at any time and from time to time (but no more often than quarterly) during normal business hours of the Borrower and the Servicer and upon reasonable advance notice (i) to inspect and make copies (at the sole cost and expense of the Deal Agent or the Collateral Agent, as the case may be) of and abstracts from such records, and (ii) to visit the properties of the Borrower or the Servicer utilized in connection with the collection, processing or servicing of the Pledged Receivables for the purpose of examining such Records, and to discuss matters relating to the Pledged Receivables or the Borrower's or Servicer's performance under this Agreement with any officer or employee of the Borrower or Servicer having knowledge of such matters. In connection therewith, the Deal Agent may institute procedures to permit it at its expense to confirm the Obligor balances in respect of any Pledged Receivables. If a Termination Event shall have occurred and be continuing, promptly upon request therefor, the Borrower or the Servicer shall deliver to the Collateral Agent records reflecting activity through the close of business on the Business Day immediately preceding such Termination Event.


                  (b)......Maintain Records of Pledged Receivables. The Servicer
shall, at its own cost and expense, maintain satisfactory and complete records of the Collateral, including a record of all payments received with respect to the Collateral and all other dealings with the Collateral.


                  (c)......Performance  of  Borrower  Assigned  Agreements.  The
Borrower shall (i) perform and observe all the terms and provisions of the Borrower Assigned Agreements to be performed or observed by it, maintain the Borrower Assigned Agreements in full force and effect, enforce the Borrower Assigned Agreements in accordance with their terms and, upon the occurrence and during the continuation of a Termination Event, take all such action to such end as may be from time to time requested by the Collateral Agent, and (ii) upon request of the Deal Agent or the Collateral Agent, make to any other party to the Borrower Assigned Agreements such demands and requests as may be reasonable for information and reports or for action as the Borrower is entitled to make under the Borrower Assigned Agreements.


                  (d)......Notice of Adverse Claim. Each of the Borrower and the
Servicer shall advise the Deal Agent and the Collateral Agent promptly, in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Collateral which would have a material adverse effect on the value of the Collateral, and (ii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Collateral or on the assignments and security interests granted by the Borrower in this Agreement.

                  (e)......Further Assurances; Financing Statements; Mortgages.
                  (i) Each of the Borrower and the Servicer severally agrees that at any time and from time to time, at its expense, it shall promptly execute, endorse and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable or that the Deal Agent or the Collateral Agent may reasonably request to perfect and protect the assignments and security interests granted or purported to be granted by this Article VIII or to enable the Lender, the Hedge Counterparties, the Deal Agent or the Collateral Agent to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral. Without limiting the generality of the foregoing, the Borrower shall execute and file such financing or continuation statements, or amendments thereto, such Mortgages and Mortgage Assignments and such other instruments or notices as may be necessary or reasonably desirable or that the Deal Agent or the Collateral Agent may reasonably request to protect and preserve the assignments and security interests granted by this Agreement.
                  (ii) The Borrower, the Lender and the Hedge Counterparties hereby severally authorize the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower, the Lender or any Hedge Counterparty where permitted by law. A photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The
         Collateral Agent will promptly send to the Borrower any financing statements or continuation statements thereto which it files without the signature of the Borrower and will promptly send to the Lender and the Hedge Counterparties any financing statements or continuation statements thereto which it files without the signature of the Lender except in the case of filings of copies of this Agreement as financing statements, the Collateral Agent will promptly send the Borrower, the Lender or the Hedge Counterparties, as the case may be, the filing or recordation information with respect thereto.
                  (iii) Each of the Borrower and the Servicer shall furnish to the Collateral Agent from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  (f)......Defaulted  Receivables.  Upon  receipt of notice from the Borrower, the Deal Agent or any other Person, or if the Servicer otherwise learns, that the Obligor under any Franchise Receivable is in material default thereunder, the Servicer will take such action as is appropriate, consistent with the Servicer's administration of leases and loans serviced for its Affiliates and consistent with the customary practices of servicers in the same segment of the industry, including such action as may be necessary to cause, or attempt to cause, the Obligor thereunder to cure such default (if the same may be cured) or to terminate or attempt to terminate such Franchise Receivable and to recover, or attempt to recover, all damages resulting from such default to the extent permitted under such Franchise Receivable and under applicable law.


                  (g)......Liquidation  of Real Property. Upon the expiration or termination of any Franchise Lease (whether such expiration or termination arises following the occurrence of a default under such Franchise Lease or for any other reason), the Servicer will use its best efforts to promptly sell all of the Real Property which was the subject of such Franchise Lease, such sale to be made in a manner consistent with that utilized by the Servicer with respect to Real Property serviced by it for its Affiliates and otherwise in a manner consistent with industry practices, so as to realize, to the extent possible under then prevailing market conditions, the fair market value of such Real Property; provided that, prior to the last day of the Revolving Period, the Servicer shall have the right, instead of selling such Real Property, to promptly lease such property to an Eligible Obligor pursuant to a Franchise Lease so long as (i) such Franchise Lease is an Eligible Receivable and (ii) such Franchise Lease shall have been added to the Collateral pursuant to Section 2.2(g), or to substitute a new Franchise Lease for such Franchise Lease pursuant to Section 8.8; further provided, that the Servicer may, instead of selling such Real Property, substitute a new Franchise Lease for such Franchise Lease pursuant to Section 8.8 at any time if such expiration or termination arises following the occurrence of a default under such Franchise Lease. In no event shall the Servicer or any Affiliate of the Servicer purchase any such Real Property from the Borrower unless (i) the Deal Agent shall have approved the documents evidencing such sale and (ii) the purchase price paid to the Borrower with respect thereto at least equal to the greater of the fair market value of such Real Property and the Rent Cost Basis for such Real Property. In the event the Servicer is required to sell any item of Real Property pursuant to the provisions of this Section 8.4(g) at a time when the Servicer is trying to lease or sell other similar items of Real Property, the Servicer will not disfavor the Real Property included in the Collateral in its selling efforts.


                  (h)......Insurance.  If the  Borrower  fails to  maintain  (or caused to be maintained) any of the insurance required by Section 5.1(m), the Deal Agent or the Collateral Agent may (but shall not be obligated to) procure such insurance and charge the cost thereof to the Borrower as part of the Borrower Secured Obligations payable on demand.

         SECTION 8.5.......Limited  Recourse.  Anything in this Agreement or any of the other Basic Documents to the contrary notwithstanding, no recourse for the repayment of the Borrower Secured Obligations shall be had against the Borrower except to the extent of the Collateral; provided that nothing in this
Section 8.5 shall impair the validity of the obligations of the Borrower arising under this Agreement and the other Basic Documents, prevent the taking of any action permitted by law against the Borrower to the extent of the Collateral or the proceeds thereof, or in any way affect or impair the right of the Collateral Agent or any Secured Party to take any action permitted by law to realize upon any of the Collateral; and provided further that, notwithstanding anything herein to the contrary, each Secured Party shall have full recourse to the Borrower and to any property or assets of the Borrower to satisfy any claim of such Secured Party pursuant to Section 11.1 or Section 12.3 of this Agreement arising out of or relating to (i) any fraud, gross negligence or willful misconduct on the part of the Borrower or the Servicer, (ii) any environmental liability arising out of or in connection with any Real Property securing any Franchise Loan or which is the subject of any Franchise Lease, (iii) any failure by the Borrower or the Servicer to apply funds as required pursuant to Section 6.4(A)(iv)(e), or (iv) any failure on the part of the Borrower to perform any of its obligations under Section 8.7.
         SECTION 8.6.......Release of Collateral.

                  (a)......Generally.  The Borrower  may obtain  releases of the security interest of the Collateral Agent in all or any part of the Collateral to the extent that either (i) such release is necessary in order to consummate the sale of the Real Property which is the subject of a Franchise Lease to the related Obligor or any Affiliate thereof pursuant to a right or obligation of such Obligor or such Affiliate satisfying the requirements set forth in clause
(o) of the definition of "Eligible Receivable", or (ii) (A) both before and after giving effect to such release no Borrowing Excess exists and no event or circumstance has occurred which constitutes a Termination Event or which, with the giving of notice or the passage of time, or both, would constitute a Termination Event, (B) prior to such release, any termination or partial termination of any Hedging Instrument that is required under the terms of such Hedging Instrument (including the terms of any agreement or document governing such Hedging Instrument) has been effected in accordance with the terms thereof and (C) after giving effect to such release, the Aggregate Eligible Receivables value is not less than $25,000,000. Each request for a partial release of Collateral (a "Release Request") shall be addressed to the Collateral Agent, certifying as to compliance with the immediately preceding sentence and, if applicable, acknowledging that the receipt of proceeds from such sale or transfer to an Obligor or any other third party shall be deposited into the Collection Account in accordance with Section 6.2. Such proceeds shall thereafter be disbursed when the next disbursement is made from the Collection Account in accordance with Section 6.4.


                  (b)......Releases.  With respect to any release of  Collateral permitted by Section 8.6(a), the Collateral Agent shall, upon the request and at the expense of the Borrower, (i) execute such releases as may be reasonably requested by the Borrower to give effect to such release and (ii) deliver, or instruct the Custodian to deliver, any Obligor Documents relating solely to the Collateral so released.


                  (c)......Continuation  of Lien. With respect to any Collateral which is to be released in connection with the sale or transfer of such Collateral to an Obligor or third party, the security interest in favor of the Collateral Agent in such Collateral shall continue in effect until such time as the proceeds from such sale or transfer have been deposited into the Collection Account in accordance with this Agreement. Such funds shall thereafter be disbursed when the next disbursement is made from the Collection Account in accordance with Section 6.4.


                  (d)......Application  of Proceeds;  No Duty.  Neither the Deal
Agent nor any other Secured Party shall be under any duty at any time (i) to credit the Borrower for any amount due from any third party in respect of any sale of any Collateral to such third party, until the Deal Agent has actually received such amount in immediately available funds for deposit to the Collection Account or (ii) to collect any amounts or otherwise enforce any obligations due from any third party in respect of any such sale.


                  (e)......Representation  in  Connection  with  Releases.  Each
Release Request delivered by the Borrower hereunder with respect to a release described in Section 8.6(a)(ii) shall be deemed to constitute a representation and warranty to the Deal Agent and the other Secured Parties to the effect that immediately before and after giving effect to such release (i) no Borrowing Excess exists and (ii) no event or circumstance has occurred which constitutes a Termination Event or which, with the giving of notice or the passage of time, or both, would constitute a Termination Event.

         SECTION  8.7.......Substitution.  (a) In the  event the  Borrower,  the
Servicer or the Deal Agent determines (in the case of the Deal Agent, on a reasonable basis) that any Franchise Receivable included, or purported to be included, in the Collateral is not an Eligible Receivable (any such Franchise Receivable, an "Ineligible Receivable"), then the Borrower shall, within 90 days of such determination, substitute one or more Eligible Receivables for such Ineligible Receivable in accordance with this Section 8.7; provided that the Eligible Receivables added to the Collateral in connection with such substitution shall have an aggregate Receivable Basis (the "Required Balance") equal to or greater than the Receivable Basis of the Ineligible Receivable to be removed from the Collateral in connection with such substitution. Any such substitution shall be made on notice from the Borrower to the Deal Agent specifying (i) the effective date of such substitution, which shall be a Business Day, (ii) the Ineligible Receivable which is to be removed from the Collateral in connection with such substitution and the Receivable Basis thereof and (iii) the Eligible Receivables which are to be added to the Collateral in connection with such substitution and the aggregate Receivable Basis thereof. Any such addition of an Eligible Receivable shall be made in accordance with
Section 2.2(g). Upon the Collateral Agent's confirmation that Eligible Receivables having the Required Balance have been so added to the Collateral, the Ineligible Receivable which is the subject of such substitution shall be deemed to have been released from the Collateral. With respect to any Ineligible Receivable so released from the Collateral, the Collateral Agent shall, upon the request and at the expense of the Borrower, (i) execute such releases as may be reasonably requested by the Borrower to give effect to such release and (ii) deliver, or instruct the Custodian to deliver, any Obligor Documents relating solely to the Ineligible Receivables so released.

                  (b)......The  Borrower may remove an Eligible  Receivable from the Collateral and substitute one or more Eligible Receivables in its place; provided that (i) any such removal shall be made in accordance with, and subject to the terms and conditions set forth in, Section 8.6 and (ii) any such substitution shall be effected by adding the new Eligible Receivables to the Collateral in accordance with Section 2.2(g).

                                   ARTICLE IX

                               TERMINATION EVENTS
         SECTION 9.1.......Termination Events.

                  If any of the following events (each, a "Termination Event") shall occur and be continuing:


                  (a)......the  Borrower  shall  fail to  make  any  payment  or deposit required to be made by it under the terms of this Agreement or any other Basic Document and such failure continues unremedied for a period of five (5) Business Days


                  (b)......a Borrowing Excess shall exist for more than five (5)
Business Days; or


                  (c)......the  Borrower shall fail to perform or observe in any material respect any other covenant or other agreement of the Borrower set forth in this Agreement or any other Basic Document, or (ii) any Transferring Affiliate shall fail to perform or observe in any material respect any term, covenant or agreement of such Transferring Affiliate set forth in any Franchise Receivable Assignment or any other Basic Document, in each case when such failure continues unremedied for more than fifteen (15) days after written notice thereof shall have been given by the Deal Agent or the Collateral Agent to such Person; or


                  (d)......any  representation  or warranty made by the Borrower or any Transferring Affiliate pursuant to this Agreement or any other Basic Document shall prove to be incorrect in any material respect as of the time when the same shall have been made; or


                  (e)......any  Event of Bankruptcy  shall occur with respect to the Borrower or any Transferring Affiliate; or

                  (f)......a Servicer Event of Default has occurred; or

                  (g)......The Borrower or any Transferring Affiliate shall fail to pay any principal of or premium or interest on any Debt having an aggregate outstanding principal amount of $10,000,000 or more ("Material Debt"), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Debt; or any other default under any agreement or instrument relating to any Material Debt or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Material Debt; or any such Material Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof, and such acceleration shall have a Material Adverse Effect on such entity;


                  (h)......the  Collateral  Agent  shall  cease for any  reason, other than because of its own failure to file a continuation statement or take other appropriate action within its control, to have a valid and perfected first priority security interest in all of the Collateral and the proceeds thereof; or


                  (i)......(x)  a final  judgment  for the  payment  of money in excess of $3,000,000 shall have been rendered against the Borrower or any Transferring Affiliate by a court of competent jurisdiction and the Borrower or such Transferring Affiliate, as applicable, shall not, within thirty (30) days, have either, (1) discharged or provided for the discharge of such judgment in accordance with its terms, or (2) perfected a timely appeal of such judgment and caused the execution thereof to be stayed during the pendency of such appeal or
(y) the Borrower or any Transferring Affiliate shall have made payments of amounts in excess of $3,000,000, in settlement of any litigation; or


                  (j)......(i)   the   long-term   debt   rating  of  any  Hedge
Counterparty under a Hedging Instrument is downgraded to below A- by S&P or DCR or A3 by Moody's or the short-term debt rating of any such counterparty is downgraded to below A-1 by S&P or D-1 by DCR or P-1 by Moody's and (ii) a successor to such Hedging Counterparty acceptable to the Deal Agent is not in place or collateral acceptable to the Deal Agent has not been posted, in each case, within ten (10) Business Days; or


                  (k)......the  Delinquency  Ratio including only those Eligible
Receivables greater than 60 days past due shall exceed 5.0% at any time or the cumulative aggregate Receivable Basis of all Defaulted Receivables shall exceed $10,000,000 over any thirteen month period during the term of this Agreement; or


                  (l)......the  Borrower  shall become an  "investment  company"
within the meaning of the Investment Company Act of 1940, as amended (the "40 Act") or the arrangements contemplated by this Agreement shall require registration as an "investment company" within the meaning of the 40 Act;

then, and in any such event, the Deal Agent or the Lender may by notice to the Borrower declare the Termination Date to have occurred, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, and all Advances and all other amounts owing by the Borrower under this Agreement shall be accelerated and become immediately due and payable, provided, that if any Event of Bankruptcy shall occur with respect to the Borrower, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

         SECTION 9.2.......Servicer Event of Default.

                  Upon the occurrence of any of the following events (each, a "Servicer Event of Default"), the Lender may terminate the rights of the Servicer and cause a successor Servicer to be appointed to service the Pledged
Receivables:


                  (a)......any  failure by the  Servicer  to deposit or transfer into the Collection Account any proceeds or payment, required to be so deposited or transferred under the terms of this Agreement that shall continue unremedied for a period of five (5) Business Days; or


                  (b)......any failure on the part of the Servicer to perform or to observe in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which failure shall continue unremedied for more than fifteen (15) days after the date on which written notice of such failure or breach, requiring the same to be remedied, shall have been given to the Servicer by the Borrower, the Deal Agent or the Collateral Agent; or


                  (c)......any  representation  or warranty made by the Servicer pursuant to this Agreement or any other Basic Document shall prove to be incorrect in any material respect as of the time when the same shall have been made; or

                  (d)......any  Event of Bankruptcy  shall occur with respect to the Servicer; or (e)......a Termination Event has occurred.
If a Servicer Event of Default shall occur, then, and in any such event, the Deal Agent or the Lender may, by delivery of a Servicer Termination Notice to the Borrower and the Servicer, terminate the servicing responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer. Upon any such declaration and the appointment and acceptance of a Successor Servicer, all authority and power of the Servicer under this Agreement and the Custodial Agreement shall pass to and be vested in the Successor Servicer appointed pursuant to Section 7.11.


                  In addition,  if any such event shall occur and be continuing,
(i) the Deal Agent may direct that payment of all amounts payable under any Pledged Receivable be made directly to the Collateral Agent or its designee,
(ii) the Borrower shall (at the Deal Agent's request) give notice of the Deal Agent's interest in the Pledged Receivables to each Obligor and each guarantor and direct that payments be made directly to the Deal Agent or its designee,
(iii) the Borrower shall (at the Deal Agent's request) transfer all Pledged Receivable files to the Deal Agent or its designee; and (iv) the Borrower shall authorize the Deal Agent to take any and all steps in the Borrower's name and on behalf of the Borrower necessary (in the determination of the Deal Agent) to collect all amounts due under the Pledged Receivables.


                  All related costs of replacing the Servicer and transferring the servicing of the Pledged Receivables to a Successor Servicer, including but not limited to all third party costs and reimbursable expenses of the Servicer, shall be borne by the Servicer.

         SECTION  9.3.......Control of Lockbox Account.  Rabobank agrees for the benefit of the Borrower and the Servicer that it will not exercise its right to obtain exclusive ownership of and access to any Lockbox Account unless and until a Termination Event has occurred.

                                    ARTICLE X

                                    REMEDIES
         SECTION 10.1......Actions Upon Termination Event.

                  Upon the occurrence and during the continuation of a Termination Event, the Servicer shall (i) deliver and turn over to the Collateral Agent or to its representatives, or at the option of the Collateral Agent, provide the Collateral Agent or its representatives with access to, at any time, all of the Servicer's facilities, personnel, books and records pertaining to the Collateral, including all Records, (ii) allow the Collateral Agent to occupy the premises of the Servicer where such books, records and Records are maintained, and (iii) assist the Collateral Agent in using such premises, the equipment thereon and any personnel of the Servicer that the Collateral Agent may lawfully employ to administer, service and collect the Pledged Receivables.


                  If any Termination Event shall have occurred and be continuing and the Deal Agent shall have declared the Termination Date to have occurred or the Termination Date shall have been deemed to have occurred pursuant to Section 9.1, then the Collateral Agent may exercise in respect of the Collateral, in addition to any and all other rights and remedies otherwise available to it, all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, may take the following remedial actions:


                  (a)......The  Collateral  Agent  may,  without  notice  to the
Borrower except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Borrower Secured Obligations against amounts payable to the Borrower from the Lockbox Account, the Lockboxes, the Collection Account or any part of such accounts in accordance with the priorities required by Section 10.2.


                  (b)......Consistent  with the rights and remedies of a secured party under the UCC (and except as otherwise required by the UCC), the Collateral Agent may, without notice except as specified below, solicit and accept bids for and sell the Collateral or any part of the Collateral in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's, Deal Agent's or Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) or more Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Borrower in and to the Collateral so sold, and shall be a perpetual bar, both at law and in equity, against the Borrower, any Transferring Affiliate, any Person claiming the Collateral sold through the Borrower, any Transferring Affiliate and their respective successors or assigns.


                  (c)......Upon   the  completion  of  any  sale  under  Section
10.1(b), the Borrower or the Servicer will deliver or cause to be delivered all of the Collateral sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Collateral Agent or by any purchaser, the Borrower shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request.


                  (d)......At any sale under Section  10.1(b),  the Lender,  the
Collateral Agent or any secured party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor. Any holder of the Note purchasing property at a sale under Section 10.1(b) may set off the purchase price of such property against amounts outstanding under the Note in full payment of such purchase price.


                  (e)......The  Collateral  Agent may exercise at the Borrower's expense any and all rights and remedies of the Borrower under or in connection with the Borrower Assigned Agreements or the other Collateral, including any and all rights of the Borrower to demand or otherwise require payment of any amount under, or performance of any provisions of, the Borrower Assigned Agreements.

         SECTION 10.2......Application of Proceeds.

                  Any cash held by or on behalf of the Collateral Agent as Collateral, whether from Pledged Receivables or otherwise, and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral, shall be applied as set forth in Section 6.4. Any surplus of such cash or cash proceeds held by or on behalf of the Collateral Agent shall be disposed of in accordance with
Section 6.7.

         SECTION 10.3......Exercise of Remedies.

                  No failure or delay on the part of the Collateral Agent to exercise any right, power or privilege under this Agreement and no course of dealing between the Borrower, the Servicer, the Lender or the Deal Agent, on the one hand, and the Collateral Agent, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement and the other Basic Documents are cumulative and not exclusive of any rights or remedies which the Collateral Agent, the Lender or the Hedge Counterparties would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.

         SECTION 10.4......Waiver of Certain Laws.

                  Each of the Borrower and the Servicer agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent hinder or delay the enforcement of this Agreement or the foreclosure of any Collateral, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshalled upon any such sale, and agrees that the Collateral Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Collateral Agent or such court may determine.

         SECTION 10.5......Power of Attorney.

                  Each of the Borrower and the Servicer hereby irrevocably appoints the Collateral Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for in this Article X, including with the following powers: (a) to give any necessary receipts or acquittance for amounts collected or received hereunder, (b) to make all necessary transfers of the Collateral in connection with any sale or other disposition made pursuant hereto, (c) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition, the Borrower and the Servicer hereby ratifying and confirming all that such attorney (or any substitute) shall lawfully do hereunder and pursuant hereto, and (d) to sign any agreements, orders or other documents in connection with or pursuant to any Basic Document or Hedging Instrument. Nevertheless, if so requested by the Collateral Agent or a purchaser of Collateral, the Borrower shall ratify and confirm any such sale or other disposition by executing and delivering to the Collateral Agent or such purchaser all proper bills of sale, assignments, releases and other instruments as may be designated in any such request.

                                   ARTICLE XI

                                 INDEMNIFICATION
         SECTION 11.1......Indemnities by the Borrower.

                  (a)......Without limiting any other rights that the Collateral
Agent, the Lender, the Hedge Counterparties, the Deal Agent or any director, officer, employee or agent or incorporator of such party (each an "Indemnified Party") may have hereunder or under applicable law, the Borrower hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and related costs and expenses of any nature whatsoever, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts"), which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to
(i) any breach of the Borrower's obligations under any Basic Document or (ii) the financing or the pledge of or foreclosure on the Collateral, excluding, however, Indemnified Amounts to the extent resulting solely from gross negligence or willful misconduct on the part of such Indemnified Party. Without limiting or being limited by the foregoing, the Borrower shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

                   (A) the failure of any representation or warranty made or deemed made by the Borrower, any Transferring Affiliate or the Servicer (or any of their respective officers) under or in connection with any Basic Document or any report or other information delivered by the Borrower, any Transferring Affiliate or the Servicer pursuant thereto to have been true and correct in all respects when made or deemed made or delivered;

                   (B) the failure by the Borrower, any Transferring Affiliate or the Servicer to comply with any term, provision or covenant contained in any Basic Document or any agreement executed by it in connection with any Basic Document or with any applicable law, rule or regulation with respect to Collateral, or the nonconformity of any Collateral with any such applicable law, rule or regulation;

                   (C) the failure to vest and maintain vested in the Borrower legal and equitable title to and ownership of all Franchise Receivables that are, or are purported to be, Pledged Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim or Restrictions on Transferability, whether existing at the time of the purchase of such Franchise Receivable or at any time thereafter, and to vest and maintain vested in the Collateral Agent a first priority perfected security interest in the Collateral;

                   (D) with respect to any Real Property that is the subject of a Franchise Lease, the failure to vest and maintain vested in the Borrower legal and equitable title to and ownership of such Real Property, free and clear of any Adverse Claim or Restrictions on Transferability, whether existing at the time of purchase of such Real Property or at any time thereafter, and to maintain vested in the Collateral Agent a first priority perfected lien on and security interest in such Real Property;

                  (E) the use, possession, ownership or operation of any Real Property securing any Franchise Loan or which is the subject of any Franchise Lease or any environmental liability allegedly arising out of or in connection with any such Real Property;

                  (F) any negligent action or willful misconduct taken by, or negligent omission of, the Borrower, the Servicer or any Transferring Affiliate with respect to any Franchise Receivable;

                  (G) the failure of any Franchise Receivable which is treated as or represented to be a Pledged Receivables to be an Eligible Receivable;

                  (H) the failure by the Borrower, any Transferring Affiliate or any of their respective Affiliates to pay when due any Taxes;

                  (I) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with any Obligor Documents, Franchise Receivables or Real Property included in the Collateral; or

                  (J) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor on any Franchise Receivable to the payment thereof (including, without limitation, a defense based on such Franchise Receivable not being a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms);

                  (K) any failure of the Borrower or the Servicer or any of their respective agents or representatives to remit to the Collection Account any Collections;

                  (L) the commingling of Collections with any other funds; or

                  (M) any investigation, litigation or proceeding related to this Agreement, any other Basic Document or the use of proceeds of the Advances.


                  (b)......Any    Indemnified    Amounts    subject    to    the
indemnification provisions of this Section 11.1 shall be paid in accordance with
Article VI, to the extent that funds are available therefor in accordance with the provisions of Article VI.

         SECTION 11.2......Indemnities by the Servicer.

                  (a)......Without limiting any other rights that an Indemnified
Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts that may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to any breach of the Servicer's obligations under this Agreement excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party. Without limiting or being limited by the foregoing, the Servicer shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

                  (i) the failure of any representation or warranty made or deemed made by the Servicer (or any of its officers) under or in connection with any Basic Document or any report or other information delivered by the Servicer pursuant hereto to be true and correct in all respects when made or deemed made or delivered;
                  (ii) the failure by the Servicer to comply with any term, provision or covenant applicable to the Servicer and contained in any Basic Document or any agreement executed by it in connection with any Basic Document or with any applicable law, rule or regulation with respect to any Pledged Receivable;
                  (iii) the failure to vest and maintain vested in the Borrower legal and equitable title to and ownership of all Receivables that are, or are purported to be, Pledged Receivables, together with all Collections in respect thereof, free and clear of any Adverse Claim or Restrictions on Transferability whether existing at the time of the funding of such Pledged Receivable or at any time thereafter, and to vest and maintain vested in the Collateral Agent a first priority perfected security interest in the Collateral;
                  (iv) with respect to any Real Property that is the subject of a Franchise Lease, the failure to vest and maintain vested in the Borrower legal and equitable title to and ownership of such Real Property, free and clear of any Adverse Claim or Restrictions on Transferability (except for Permitted Liens), whether existing at the time of purchase of such Real Property or at any time thereafter, and to maintain vested in the Collateral Agent a first priority perfected lien on and security interest in such Real Property;
                  (v) any negligent action or willful misconduct taken by, or negligent omission of, the Servicer with respect to any Franchise Receivable;
                  (vi) any failure of the Servicer or any of its agents or representatives to remit to the Collection Account any Collections;
                  (vii) the commingling of Collections with any other funds; or
                  (viii) the failure of any Franchise Receivables which is treated as or represented to be a Pledged Receivable to be an Eligible Receivable.

                  (b)......Any    Indemnified    Amounts    subject    to    the
indemnification provisions of this Section 11.2 shall be paid to the Indemnified Party within five (5) Business Days following demand therefor.

                                   ARTICLE XII

                                  MISCELLANEOUS
         SECTION 12.1......Notices, etc.

                  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, transmitted or delivered, as to each party hereto, at its address set forth on Schedule 7 hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. In the case of any notice or communication sent by a party to the Borrower, such party shall send a copy to the Servicer. All such notices and communications shall be effective upon receipt, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, provided, however, that no notice or communication sent pursuant to Article II shall be effective until received.

         SECTION 12.2......Binding Effect; Assignability; Termination.

                  This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Lender, the Hedge Counterparties, the Deal Agent and their respective permitted successors and assigns. Neither the Borrower nor the Servicer may assign any of their rights and obligations hereunder or any interest herein (i) without the prior written consent of the Collateral Agent and the Deal Agent, except that the Servicer may delegate the performance of its duties hereunder to an Affiliate of the Servicer with the prior, written consent of the Deal Agent (which will not unreasonably be withheld), provided that, notwithstanding any such delegation, the Servicer shall remain primarily liable for the performance of its obligations hereunder, and (ii) if such assignment may result in a withdrawal or reduction of the then current rating by each Rating Agency of Neptune's commercial paper notes, without the confirmation in writing from each Rating Agency that such assignment will not result in any such withdrawal or reduction of the then current rating. The Lender, the Hedge Counterparties, the Collateral Agent and the Deal Agent may, at any time, assign any of their respective rights and obligations hereunder or interest herein to an Eligible Assignee. Any such Eligible Assignee may at any time further assign its rights and obligations hereunder or interests herein to an Eligible Assignee. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies with respect to any breach of any representation and warranty made by the Borrower or the Servicer pursuant to Article IV and the indemnification and payment provisions of Article XI shall be continuing and shall survive any termination of this Agreement.

         SECTION 12.3......Costs, Expenses and Taxes.

                  (a)......In  addition to the rights of  Indemnification  under
Article XI hereof, the Borrower agrees to pay upon demand all reasonable costs and expenses incurred by the Lender, the Deal Agent or the Collateral Agent ("Other Costs") in connection with the administration (including periodic auditing, Rating Agency fees, modification and amendment) of the Basic Documents and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender, the Deal Agent and the Collateral Agent with respect thereto. The Borrower further agrees to pay within ten (10) Business Days after demand all reasonable costs, counsel fees and expenses in connection with the enforcement by the Deal Agent against the Borrower or the Servicer (whether through negotiation, legal proceedings or otherwise) of the Basic Documents and the other agreements and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 12.3 in accordance with the provisions of Article VI to the extent that funds are available therefor in accordance therewith.


                  (b)......In  addition,   the  Borrower  shall  pay  on  demand
(subject to Section 5.1(j)) any present or future stamp, sales, excise, or documentary taxes or fees or any other property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement, or which are payable in connection with the execution, delivery, filing or recording of the Basic Documents or the other agreements to be delivered hereunder. The Borrower agrees to indemnify and save each Indemnified Party from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.


                  (c)......If  the Borrower or the Servicer fails to perform any agreement or obligation contained herein, the Lender, any Hedge Counterparty, the Collateral Agent or the Deal Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of such party incurred in connection therewith shall be payable by the party which has failed to so perform upon such party's demand therefor.

         SECTION 12.4......The Deal Agent.

                  The terms and provisions of Exhibit J with respect to the Deal Agent are hereby incorporated by reference.

         SECTION 12.5......Confidentiality.

                  (a)......Each  of the parties to this Agreement shall maintain and shall cause each of its employees, managers, members and officers to maintain the confidentiality of this Agreement (and all drafts hereof and documents ancillary thereto) and the other confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein and agree not to disclose, deliver or otherwise make available to any third party (other than to their employees, managers, members or officers, each of whom shall be informed of the confidential nature of any such information) the original or any copy of all or any part of this Agreement (or any draft hereof and documents ancillary thereto), except that each such party and its employees, managers, members and officers may disclose such information (i) to its external accountants and attorneys, or as required by applicable law, any order of any judicial or administrative proceeding, or as required to be filed with the Securities and Exchange Commission, (ii) to any third party which the Borrower, the Servicer or any Transferring Affiliate reasonably believes may become an Obligor, or (iii) in cases where the provider of such information shall otherwise consent in writing.

                  (b)......Anything herein to the contrary notwithstanding,  the
Borrower and the Servicer hereby consent to the disclosure of any nonpublic information with respect to them (i) by the Deal Agent or the Lender to any prospective or actual Eligible Assignee of either of them or (ii) by the Deal Agent or the Lender to any Rating Agency, commercial paper dealer or provider of a credit or liquidity enhancement and to any employees, managers, members, officers, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agrees to be bound hereby.

         SECTION 12.6......No Proceedings.

                  Each of the Borrower, the Deal Agent, the Servicer, the Lender and the Hedge Counterparties hereby agrees that it will not institute against, join or cooperate with any other Person in instituting against, or encourage or solicit any other Person to institute against, Neptune any proceedings of the type referred to in the definition of "Event of Bankruptcy" hereunder until one year and one day shall have elapsed since the last day on which any of Neptune's commercial paper notes remained outstanding .

         SECTION 12.7......Amendments; Waivers; Consents.

                  No modification, amendment or waiver of or with respect to any provision of the Basic Documents (other than Pledged Receivables), nor consent to any departure by the Borrower or the Servicer from any of the terms or conditions thereof, shall be effective unless it shall be in writing and signed by the Deal Agent, as agent for the Lender. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower, any Transferring Affiliate or the Servicer in any case shall, in itself, entitle it to any other consent or further notice or demand in similar or other circumstances. The Basic Documents and the documents referred to therein embody the entire agreement among the Borrower, the Lender, the Deal Agent, the Collateral Agent and the Servicer and supersede all prior agreements and understandings relating to the subject hereof. Notwithstanding the foregoing provisions of this Section 12.7, no amendment, waiver or other modification of any provision of this Agreement that otherwise meets the requirements of this Section 12.7 shall be effective without the written consent of a Hedge Counterparty if the effect of that amendment, waiver or modification would be to diminish or impair the rights, interests or benefits provided to it as a Hedge Counterparty under the Basic Documents or to increase its obligations as a Hedge Counterparty under the Basic Documents.

         SECTION 12.8......GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                           JURY TRIAL.

                  (a)......THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF).


                  (b)......EACH  OF THE PARTIES TO THIS AGREEMENT HEREBY SUBMITS
TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 12.9(b) SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY PARTY'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.


                  (c)......TO  THE EXTENT  PERMITTED BY APPLICABLE  LAW, EACH OF
THE PARTIES TO THIS AGREEMENT HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         SECTION 12.9......Execution in Counterparts; Severability.

                  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation shall not in any way be affected or impaired thereby in such jurisdiction and the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation shall not be impaired thereby in any other jurisdiction.

         SECTION 12.10.....Descriptive Headings.

                  The descriptive headings of the various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         SECTION 12.11.....Recourse Against Certain Parties.

                  No recourse under or with respect to any obligation,  covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Lender or Hedge Counterparty, as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such Lender or Hedge Counterparty or any incorporator, affiliate, stockholder, officer, employee or director of such Lender or Hedge Counterparty or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such Lender or Hedge Counterparty contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Lender or Hedge Counterparty, provided that, in the case of the Lender, such liabilities shall be paid only after the repayment in full of all of the Lender's commercial paper notes and all other liabilities contemplated in the program documents with respect to the Lender, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such Lender or Hedge Counterparty or any incorporator, stockholder, affiliate, officer, employee or director of such Lender or Hedge Counterparty or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Lender or Hedge Counterparty contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of such Lender or Hedge Counterparty and each incorporator, stockholder, affiliate, officer, employee or director of such Lender or Hedge Counterparty or of any such administrator, or any of them, for breaches by such Lender or Hedge Counterparty of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of, and in consideration for, the execution of this Agreement. The provisions of this Section 12.11 shall survive the termination of this Agreement.

            [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the parties have caused this Franchise Receivable Funding and Servicing Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SERVICER:         CNL FINANCIAL SERVICES, LP, as Servicer

                                                     By:      CNL FINANCIAL SERVICES GP CORP,
                                                              its general partner


                                                     By: _________________________________________________________
                                                              Name:
                                                              Title:

BORROWER:_________CNL APF PARTNERS, LP, as Borrower
                                                     By:      CNL APF GP CORP., its general partner


                                                     By:__________________________________________________________
                                                              Name:
                                                              Title:

LENDER:                                              NEPTUNE FUNDING CORPORATION,
                                                     as Lender
                                                     By:      COOPERATIEVE CENTRALE
                                                              RAIFFEISEN - BOERENLEENBANK,
                                                              B.A., "RABOBANK INTERNATIONAL,"
                                                              NEW YORK BRANCH, as attorney-in-fact


                                                     By:__________________________________________________________
                                                              Name:
                                                              Title:




DEAL AGENT:                                          COOPERATIEVE CENTRALE RAIFFEISEN -
                                                     BOERENLEENBANK,   B.A.,  "RABOBANK  INTERNATIONAL",  NEW  YORK
                                                     BRANCH, as Deal Agent and Collateral Agent


                                                     By:__________________________________________________________
                                                              Name:
                                                              Title:


                                                     By:__________________________________________________________
                                                              Name:
                                                              Title:

                          [Schedule 1 to the Agreement]

                           LIST OF PLEDGED RECEIVABLES

                                   [Attached]

                          [Schedule 2 to the Agreement]

                        CONCENTRATION LIMITS AND TIERING

(A) Concentration Limits with respect to types of Franchise Loans (without duplication) shall be as follows:

         (i)      the  aggregate   Receivable  Basis  of  all  Enterprise  Loans
                  included in the Collateral shall be no greater than 35% of the Maximum Funded Collateral Amount; and

         (ii) the aggregate Receivable Basis of all Ground Lease Loans included in the Collateral shall be no greater than 50% of the Maximum Funded Collateral Amount, and when combined with the aggregate Outstanding Balance of all Enterprise Loans included Collateral shall be no greater than 70% of the Maximum Funded Collateral Amount.

(B)  Concentration Limits by Tier (without duplication) shall be as follows:

         (i) with respect to each Obligor of an Eligible Receivable arising in connection with a Tier I Approved Concept, the aggregate Receivable Basis of all Eligible Receivables with respect to such Obligor or any consolidated Affiliate of such Obligor included in the Collateral shall be no greater than 15% of the Maximum Funded Collateral Amount;

         (ii) with respect to each Obligor of an Eligible Receivable arising in connection with a Tier II Approved Concept, the aggregate Receivable Basis of all Eligible Receivables with respect to such Obligor or any consolidated Affiliate of such Obligor included in the Collateral shall be no greater than (A) in the case of IHOP Properties, Inc., 15% of the Maximum Funded Collateral Amount, (B) in the case of Foodmaker, Inc., 20% of the Maximum Funded Collateral Amount and (C) in the case of any other Obligor, 10% of the Maximum Funded Collateral Amount;

         (iii) with respect to each Obligor of an Eligible Receivable arising in connection with a Tier III Approved Concept, the aggregate Receivable Basis of all Eligible Receivables with respect to such Obligor or any consolidated Affiliate of such Obligor included in the Collateral shall be no greater than 10% of the Maximum Funded Collateral Amount;

         (iv) with respect to each Obligor of an Eligible Receivable arising in connection with a Tier IV Approved Concept, the aggregate Receivable Basis of all Eligible Receivables with respect to such Obligor or any consolidated Affiliate of such Obligor included in the Collateral shall be no greater than 7.5% of the Maximum Funded Collateral Amount;

         (v) the aggregate Receivable Basis of the Eligible Receivables included in the Collateral arising in connection with Approved Concepts included in a single Tier shall be no greater than
                  (A) 100% of the Maximum Funded Collateral Amount in the case of Tier I, (B) 50% of the Maximum Funded Collateral Amount in the case of Tier II, (C) 30% of the Maximum Funded Collateral Amount in the case of Tier III and (D) 20% of the Maximum Funded Collateral Amount in the case of Tier IV; and

         (vi) with respect to any Approved Concept, the aggregate Receivable Basis of all Eligible Receivables arising in connection with such Approved Concept and included in the Collateral shall be no greater than (A) in the case of an Approved Concept included in Tier I, 40% of the Maximum Funded Collateral Amount, (B) in the case of an Approved Concept included in Tier II, 25% of the Maximum Funded Collateral Amount, (C) in the case of an Approved included in Tier III, 15% of the Maximum Funded Collateral Amount and (D) in the case of an Approved Concept included in Tier IV, 15% of the Maximum Funded Collateral Amount.

         To the extent the aggregate Receivable Basis of the Eligible Receivables which are the subject of any Concentration Limit exceed such Concentration Limit, the amount of such excess shall constitute an "Excess Concentration Amount" for purposes of the Agreement.

                          [Schedule 3 to the Agreement]

                                APPROVED CONCEPTS

                                   [Attached]

                          [Schedule 4 to the Agreement]

          LIST OF LOCKBOX ACCOUNT BANKS, LOCKBOXES AND LOCKBOX ACCOUNTS


                 Lockbox Account Bank: First Union National Bank
       Lockbox: P.O. Box Number 930191 in Atlanta, Georgia, zip code 31193
                Lockbox Account: Checking Account #2000007802872

                         [Schedule 5 to the Agreement]

            LICENSES AND PERMITS OF BORROWER AND SERVICER APPLIED FOR
                              BUT NOT YET OBTAINED

                                      NONE.

                          [Schedule 6 to the Agreement]

                          TRADE NAMES AND FORMER NAMES

                                      NONE.

                          [Schedule 7 to the Agreement]

                       ADDRESSES FOR NOTICES/UCC LOCATIONS

CNL APF PARTNERS, LP
450 E. South Street
Orlando, FL 32801-2878
Attention:  Treasurer
Facsimile No.:  (407) 425-9876
Telephone No.:  (407) 650-1067

CNL FINANCIAL SERVICES, LP
450 E. South Street
Orlando, FL 32801-2878
Attention:  Chief Financial Officer
Facsimile No.:  (407) 425-9876
Telephone No.:  (407) 650-1067

NEPTUNE FUNDING CORPORATION c/o Global Securitization Services, LLC 25 West 43rd Street, Suite 704
New York, New York 10036
Attention:  Andrew L. Stidd
Facsimile  No.:  (212) 302-8767
Confirmation No.:  (212) 302-8330

with a copy to:

NEPTUNE FUNDING CORPORATION
c/o Rabobank International, New York Branch as Administrator
245 Park Avenue
New York, New York 10167
Attention:  Chris Kortlandt
Facsimile No.:  (212) 922-0969
Confirmation No.:  (212) 916-7810

COOPERATIEVE CENTRALE RAIFFEISEN-
   BOERENLEENBANK, B.A., "RABOBANK
    INTERNATIONAL", NEW YORK BRANCH
245 Park Avenue
New York, New York 10167
Attention:  Tom Dawe
Facsimile No.:  (212) 922-0969
Confirmation No.:  (212) 916-7810

                          [Exhibit A to the Agreement]

                    FORM OF BORROWER NOTICE - Funding Request

                                  [Insert Date]

Neptune Funding Corporation
Attention:

Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,
  "Rabobank International", New York Branch ("Rabobank"), as Deal Agent
Attention:

                  Re:......Franchise Receivable Funding and Servicing Agreement,
                           dated as of October 14, 1999

Ladies and Gentlemen:


                  This notice is given pursuant to Section 2.2(a) of the Franchise Receivable Funding and Servicing Agreement, dated as of October 14, 1999, (the "Agreement"), among CNL APF Partners, LP (the "Borrower"), Neptune Funding Corporation (the "Lender"), CNL Financial Services, LP (the "Servicer"), and Rabobank (the "Deal Agent"). Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Agreement.


                  The Borrower hereby requests that the Lender make an Advance to the Borrower on _______________, 199__ pursuant to Section 2.2(b) of the Agreement in the amount of $_______________ to be disbursed to the Borrower in accordance with Section 2.2(b) of the Agreement. The Borrower hereby confirms that the conditions set forth in Section 3.2 of the Agreement for the making of such Advance have been met.


                  Attached to this notice pursuant to Section 2.2(e) of the Agreement is a report prepared by the Servicer containing the information prescribed in such Section 2.2(e).

                                Very truly yours,

                                 CNL APF PARTNERS, LP

                                 By: CNL APF GP CORP., its general partner


                                 By: __________________________________
                                      Name:
                                      Title:

                 FORM OF BORROWER NOTICE - Repayment of Advance

                                  [Insert Date]
Neptune Funding Corporation
Attention:

Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,
  "Rabobank International", New York Branch ("Rabobank"), as Deal Agent
Attention:

                  Re:......Franchise Receivable Funding and Servicing Agreement,
                           dated as of October 14, 1999

Ladies and Gentlemen:


                  This notice is given pursuant to Section 2.2(a) of the Franchise Receivable Funding and Servicing Agreement, dated as of October 14, 1999 (the "Agreement"), among CNL APF Partners, LP (the "Borrower"), Neptune Funding Corporation (the "Lender"), CNL Financial Services, LP (the "Servicer") and Rabobank (the "Deal Agent"). Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Agreement.


                  The Borrower hereby notifies the Lender and the Deal Agent that on ___________________, 19__ (which is a Business Day) the Borrower intends to repay $_______________ of Advances currently outstanding to the Borrower pursuant to Section 2.6 of the Agreement, including (i) all Note Interest accrued on the principal amount of Advances being repaid through the date of repayment, and (ii) any and all Breakage Costs payable under Section 2.11 of the Agreement.

                                Very truly yours,

                                  CNL APF PARTNERS, LP

                                  By: CNL APF GP CORP., its general partner


                                  By: __________________________________
                                      Name:
                                     Title:

              FORM OF BORROWER NOTICE - Reduction of Program Amount

                                  [Insert Date]

Neptune Funding Corporation
Attention:

Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,
  "Rabobank International", New York Branch ("Rabobank"), as Deal Agent
Attention:

                  Re:......Franchise Receivable Funding and Servicing Agreement,
                           dated as of October 14, 1999

Ladies and Gentlemen:


                  This notice is given pursuant to Section 2.2(a) of the Franchise Receivable Funding and Servicing Agreement, dated as of October 14, 1999 (the "Agreement"), among CNL AFP Partners, LP (the "Borrower"), Neptune Funding Corporation (the "Lender"), CNL Financial Services, LP (the "Servicer") and Rabobank (the "Deal Agent"). Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Agreement.


                  The Borrower hereby irrevocably notifies the Lender and the Deal Agent pursuant to Section 2.3 of the Agreement that on __________________, 199_ (which is a Business Day at least thirty (30) days after the date this notice is given) the Program Amount shall be reduced to $______________. After such reduction, the Program Amount will not be less than the aggregate outstanding principal balance of the Advances after giving effect to, and conditioned upon, the repayment of Advances set forth in the attached notice.

                                Very truly yours,

                                    CNL APF PARTNERS, LP

                                    By: CNL APF GP CORP., its general partner


                                    By: __________________________________
                                        Name:
                                        Title:

             FORM OF BORROWER NOTICE - Termination of Program Amount

                                  [Insert Date]

Neptune Funding Corporation
Attention:

Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,
  "Rabobank International", New York Branch ("Rabobank"), as Deal Agent
Attention:

                  Re:......Franchise Receivable Funding and Servicing Agreement,
                           dated as of October 14, 1999

Ladies and Gentlemen:


                  This notice is given pursuant to Section 2.2(a) of the Franchise Receivable Funding and Servicing Agreement, dated as of October 14, 1999 (the "Agreement"), among CNL APF Partners, LP (the "Borrower"), Neptune Funding Corporation (the "Lender"), CNL Financial Services, LP (the "Servicer") and Rabobank (the "Deal Agent"). Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Agreement.


                  The Borrower hereby irrevocably notifies the Lender and the Deal Agent pursuant to Section 2.3 of the Agreement that on _________________, 199_ (which is a Business Day at least five (5) days after the date this notice is given) the Program Amount shall be reduced to zero and the Commitment terminated.

                                Very truly yours,

                                      CNL APF PARTNERS, LP

                                      By: CNL APF GP CORP., its general partner


                                      By: __________________________________
                                          Name:
                                          Title:

                                   Exhibit A-1
                        Form of FINAL Transaction Summary

                                   [Attached]

                             Exhibit B to Agreement

                            SETTLEMENT AGENT'S LETTER

                                   [Attached]

                            [Exhibit C to Agreement]

                                  FORM OF NOTE

$147,000,000.00                                                   [Insert Date]


                  FOR VALUE RECEIVED, CNL APF Partners, LP, a Delaware limited partnership (the "Borrower"), promises to pay to Neptune Funding Corporation (the "Lender"), or registered assigns, the principal sum of ONE HUNDRED FORTY-SEVEN MILLION DOLLARS ($147,000,000.00) or, if less, the unpaid principal amount of the aggregate loans ("Advances") made by the Lender to the Borrower pursuant to the Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in Section 2.6 of the Agreement, and to pay the
Note Interest (as defined in the Agreement) on the unpaid principal amount of this Note on each day that such unpaid principal amount is outstanding on the dates specified in Section 2.7 of the Agreement.


                  This Note is issued pursuant to Section 2.5 of the Franchise Receivable Funding and Servicing Agreement, dated as of October 14, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), among the Borrower, CNL Financial Services, LP, as Servicer,
Neptune      Funding      Corporation,       and      Cooperatieve      Centrale
Raiffeisen-Boerenleenbank, B.A. "Rabobank International", New York Branch. Capitalized terms used but not defined in this Note are used with the meanings ascribed to them in the Agreement.


                  Notwithstanding any other provisions contained in this Note, if at any time the Note Interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "Maximum Lawful Rate"), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Lender under this Note exceed the amount which the Lender could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.


                  Payments of the principal of, premium, if any, and Note Interest on this Note shall be made by the Borrower to the holder hereof by wire transfer of immediately available funds by 11:00 a.m. (New York City time), in the manner and at the address specified for such purpose as provided in Section
2.9 of the Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing by the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.


                  If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and Note Interest shall be payable on any principal so extended.


                  The Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.


                  This Note is secured by the security interests granted to the Collateral Agent pursuant to the Agreement, the holder of this Note is entitled to the benefits of the Agreement and may enforce the agreements of the Borrower contained in the Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Agreement, all in accordance with the terms of the Agreement. If a Termination Event shall occur and be continuing, the unpaid balance of the principal of this Note, together with accrued Note Interest, may be declared and become due and payable in the manner and with the effect provided in the Agreement.


                  The liability of the Borrower under this Note is limited as set forth in Section 8.5 of the Agreement.


                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (WITHOUT APPLICATION OF ITS CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.


                  IN WITNESS WHEREOF, the Borrower has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                           CNL APF PARTNERS, LP

                           By:      CNL APF GP Corp., its general partner


                           By:      _____________________________________
                                    Name:
                                    Title:

                                Schedule to Note


------------------------------- ---------------------------- ---------------------------- ============================
Date of                         Principal                    Principal                    Outstanding Principal
Advance or                      Amount of                    Amount of                    Amount
Repayment                       Advance**                    Repayment
------------------------------- ---------------------------- ---------------------------- ============================

                            [Exhibit D to Agreement]

                           LIST OF LITIGATION MATTERS



  Marvin A. Leffingwell, d/b/a Leffingwell Electric vs. CNL APF Partners, L.P.

           Iowa District Court, Webster County, Case No. LA CV 306796

                            [Exhibit E to Agreement]

                 FORM OF OFFICER'S CERTIFICATE AS TO INSOLVENCY


                  I........After reasonable investigation, and consultation with all necessary parties, a review of the relevant Basic Documents, to which the Company is a party, and additional relevant documents and records, the undersigned hereby certifies, warrants and represents that:


                  II.......The  undersigned is the ________ of CNL APF GP Corp., the general partner of CNL APF Partners, LP (the "Company"). The undersigned is authorized to make the hereinafter stated representations, warranties, and certifications on behalf of the Company.


                  III......The  Company will borrow sums under the Agreement (as defined below) and, to secure repayment of such sums and the other Borrower Secured Obligations, the Company will grant a Security interest to the Collateral Agent in that Collateral.


                  IV.......In connection with its borrowings under the Agreement the Company will enter into certain Hedging Instruments.


                  V........The  Company has the legal power and authority to act under the Basic Documents.


                  VI.......The  Company has the requisite power and authority to own and operate its property, to enter into the Basic Documents and Hedging Instruments, and to carry out the transactions contemplated thereby.


                  VII......The execution, delivery, and performance of the Basic
Documents and Hedging Instruments, payment of the Loan and amounts due under the Hedging Instruments, and the granting of the security interests provided for in the Basic Documents have been duly authorized by all necessary action on the part of the Company.


                  VIII.....The execution, delivery, and performance of the Basic
Documents and the Hedging Instruments, the granting of the security interests provided for in the Basic Documents and the Hedging Instruments, and the consummation of the transactions contemplated by the Agreement, the other Basic Documents and the Hedging Instruments do not violate any provision of the certificate of limited partnership or partnership agreement of the Company, or any order, judgment or decree of any Governmental Authority binding on the Company.


                  IX.......The  Basic  Documents  and  the  Hedging  Instruments
constitute valid and legally binding obligations of the Company and are enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).


                  X........The  Company is not currently in bankruptcy,  and has no present intent to file a voluntary petition (or consent to the filing of an involuntary petition) under the Bankruptcy Code or commence any other proceeding under any applicable bankruptcy, insolvency or other similar law.


                  XI.......The  Company  is in sound  financial  condition,  has adequate capital to conduct its business, is paying its debts as they come due, and does not anticipate any difficulty in continuing to pay its debts.


                  XII......The  Company  is  not  insolvent,  and  will  not  be rendered insolvent as a result of any contemplated transaction. The Company was not engaged in, is not engaged in, nor is it about to enter into, a business or transaction for which the property remaining in its hands after the transaction is or will be unreasonably small in relation to its business or transactions.


                  XIII.....The  Company  did not and  does not  intend  to incur debts beyond its ability to pay such debts as they mature, and has not entered into any transaction with the actual intent to hinder, delay or defraud either present or future creditors or any other Person.


                  XIV......The  Company has made no assignment of accounts which does not alone or in conjunction with other assignments to the same assignee transfer a significant part of the outstanding accounts of the Company, and the Company has made no assignment for the benefit of all the creditors of the Company.


                  XV.......There are no judgment liens, executions, tax liens or levies, ERISA liens, other nonconsensual liens in the Company's assets, or security interests against the Collateral, other than those granted pursuant to the Agreement.


                  Capitalized terms used but not defined in this Certificate have the meanings ascribed to such terms in the Franchise Receivable Funding and Servicing Agreement, dated as of October 14, 1999, among the Company, Neptune Funding Corporation, CNL Financial Services, LP and Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A., "Rabobank International", New York Branch.

                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Certificate as of _______, 1999.

                        CNL APF PARTNERS, LP

                        By:      CNL APF GP CORP., its general partner

                        By:      _____________________________________
                                 Name:
                                 Title:

                            [Exhibit F to Agreement]

                             FORM OF MONTHLY REPORT

                                   [Attached]

                            [Exhibit G to Agreement]

                COPY OF SERVICER'S CREDIT AND COLLECTION POLICIES

                         [On File with Sidley & Austin]

                            [Exhibit H to Agreement]

                             FORM OF ESTOPPEL LETTER
                          TENANT'S ESTOPPEL CERTIFICATE



                  THIS TENANT'S ESTOPPEL CERTIFICATE ("Certificate") is given this _____ day of ________________________, 1999 by [TENANT] ("Tenant") in favor of CNL APF Partners, LP, a Delaware limited partnership, with a principal office and place of business at 400 East South Street, Orlando, Florida 32801-2878
Attention: Steven D. Shackelford, Chief Financial Officer ("Landlord").

                                R E C I T A L S:


                  A........Pursuant  to the terms and conditions of that certain
Lease Agreement ("Lease") dated [LEASE DATE], Landlord leased to Tenant certain real property in [COUNTY] County, [STATE] ("Leased Premises"), which Leased Premises are more particularly described in the Lease, and are also identified as [CONCEPT] [UNIT #], [CITY], [STATE], having a street address of [STREET ADDRESS], and more particularly described on Exhibit "A" attached hereto.


                  B........Subject  and pursuant to the terms and  conditions of the Lease, the Landlord intends to mortgage the Leased Premises to Cooperatieve Centrale Raffeisen-Boerenleenbank, B.A. ("Rabobank") and to assign all of its right, title and interest in the Lease and the rents received thereby to Rabobank as security for said mortgage.


                  C........As  a condition  precedent to accepting a mortgage to the Leased Premises and accepting an assignment of the Lease, Rabobank has requested that the Tenant execute and deliver this Certificate with respect to the Lease.


                  NOW, THEREFORE, in consideration of the above premises, the Tenant hereby makes the following statements for the benefit of Rabobank:

                  1........The  Lease is in full force and effect as of the date hereof.


                  2........The Lease has not been modified or amended (except as shown on Exhibit "B" attached hereto, if applicable).


                  3........All  rents and other  charges due the  Landlord  have been paid up to and including the date of __________________, 1999.


                  4........The  Tenant has no  knowledge  of any  default by the
Landlord, nor does the Tenant have any claim against the Landlord (except as shown on Exhibit "C" attached hereto, if applicable).

         5._______The Tenant understands and acknowledges that Rabobank is relying upon the representations set forth in this Certificate, and may rely thereon in connection with the transactions described herein.


                  IN TESTIMONY WHEREOF, witness the signature of the Tenant as of the day and year first set forth above.

         SECTION 12.12.....Signed, sealed and delivered in the
presence of the following witnesses:        [TENANT]

                                               By:
                                               Name:
                                               Title:


STATE OF _________
COUNTY OF ________

         The foregoing instrument was acknowledged before me this ____day of _______, 1999 by ____________________, as __________________ of
____________________,   a   __________________________,   on   behalf   of   the
_______________. He/she is personally known to me or has produced ____________ as identification and did not take an oath.


                                       Printed Name:
                                       Notary Public, State of
                                       Commission #:
                                       My commission expires:

                                                 (NOTARY SEAL)

                                   EXHIBIT "A"

                     [Legal Description of Leased Premises]

                                   EXHIBIT "B"

                  [Modifications/Amendments to Lease Agreement]

                                   EXHIBIT "C"

                        [Defaults under Lease Agreement]

                            [Exhibit I to Agreement]


                               SUCCESSOR SERVICER


                  1........The  Servicer  shall not resign from the  obligations and duties hereby imposed on it except upon a determination by it that (a) the performance of its duties hereunder has become impermissible under applicable law, and (b) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (a) above by an opinion of counsel to such effect delivered to the Deal Agent. No such resignation shall become effective until a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with subsection (b) of this Exhibit I.


                  2........In  connection with the termination of the Servicer's responsibilities under this Agreement pursuant to Section 9.2 or subsection (a) of this Exhibit I, the Deal Agent shall appoint a successor Servicer to the Servicer which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement (such successor Servicer being referred to as the "Successor Servicer"); provided, that the Successor Servicer shall have no responsibility for any actions of the Servicer prior to the date of its appointment as Successor Servicer. In selecting a Successor Servicer, the Deal Agent may obtain bids from any potential Successor Servicer and may agree to any bid it deems appropriate in its commercially reasonable judgment. The Successor Servicer shall accept its appointment by executing, acknowledging and delivering to the Deal Agent an instrument in form and substance acceptable to the Deal Agent.

                  3........At  any time following the appointment of a Successor
Servicer:

                            (A) The Servicer  agrees that it will  terminate its
                  activities as Servicer hereunder in a manner acceptable to the Deal Agent so as to facilitate the transfer of servicing to the Successor Servicer including, without limitation, timely delivery (x) to the Collateral Agent of any funds that were required to be remitted to the Collateral Agent for deposit in the Collection Account, and (y) to the Successor Servicer, at a place selected by the Successor Servicer, of all Servicing Records and other information with respect to the Pledged Receivables. The Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the Successor Servicer all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                            (B) The Servicer shall terminate each  Sub-Servicing
                  Agreement that may have been entered into and the Successor Servicer shall not be deemed to have assumed any of the Servicer's interest therein or to have replaced the Servicer as a party to any such Sub-Servicing Agreement.


                  4........Any  termination or resignation of the Servicer under this Agreement shall not affect any claims that the Borrower, the Collateral Agent, the Lender, any Hedge Counterparty or the Deal Agent may have against the Servicer for events or actions taken or not taken by the Servicer arising prior to any such termination or resignation.

                            [Exhibit J to Agreement]

                                 THE DEAL AGENT


                  1........The Lender hereby designates and appoints Rabobank as
Deal Agent hereunder, and authorizes the Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with the Lender or any Hedge Counterparty, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Lender and the Hedge Counterparties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Deal Agent shall not be required to take any action that exposes the Deal Agent to personal liability or that is contrary to this Agreement or applicable law. The appointment and authority of the Deal Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.


                  2........The  Deal Agent may execute  any of its duties  under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.


                  3........Neither  the  Deal  Agent  nor any of its  directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lender or Hedge Counterparties for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Deal Agent shall not be under any obligation to the Lender or Hedge Counterparty to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Deal Agent shall not be deemed to have knowledge of any Termination Event unless the Deal Agent has received notice from the Borrower or the Lender.


                  4........The  Deal  Agent  shall in all cases be  entitled  to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of Neptune or all of the Hedge Counterparties, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lender, provided that unless and until the Deal Agent shall have received such advice, the Deal Agent may take or refrain from taking any action, as the Deal Agent shall deem advisable and in the best interests of the Lender and the Hedge Counterparties. The Deal Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Neptune or all of the Hedge Counterparties, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender.


                  5........The  Lender  and each  Hedge  Counterparty  expressly acknowledges that none of the Deal Agent, or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Deal Agent. The Lender and each Hedge Counterparty represents and warrants to the Deal Agent that it has and will, independently and without reliance upon the Deal Agent or the Hedge Counterparties and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement.


                  6........The  Deal Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though the Deal Agent was not the Deal Agent hereunder. With respect to the making of Advances pursuant to this Agreement, the Deal Agent and its Affiliates shall have the same rights and powers under this Agreement as the Lender and may exercise the same as though it were not the Deal Agent, and the terms "Lender", "Lender's" and "Hedge Counterparties" shall include the Deal Agent in its individual capacity.


                  7........The Deal Agent may, upon five (5) days' notice to the
Borrower, the Lender, the Hedge Counterparties, and the Deal Agent will, upon the direction of the Lender (other than the Deal Agent, in its individual capacity) and the Hedge Counterparties resign as Deal Agent. If the Deal Agent shall resign, then the Lender during such 5-day period shall appoint a successor agent. If for any reason no successor Deal Agent is appointed during such 5-day period, then effective upon the termination of such five day period, the Lender shall perform all of the duties of the Deal Agent hereunder and the Borrower shall make all payments thereafter due and payable in respect of the Aggregate Unpaids or under the Fee Letter directly to the Lender and for all purposes shall deal directly with the Lender. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of Articles VII and VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Deal Agent under this Agreement.




            [THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

                            [Exhibit L to Agreement]

                            REQUIRED LEASE PROVISIONS


                  (References to "Borrower" below shall include the Transferring Affiliate as applicable.)

                  1........Term: The initial term of the lease shall not be less than 15 years.


                  2........Payment  of Taxes: The tenant must be responsible for the payment of ad valorem real estate taxes and assessments which may be levied upon or assessed against the real property and the improvements situated thereon, or arising from the use, occupancy or possession thereof.


                  3........Alterations:  In  the  case  where  a  tenant  is  to construct a new restaurant facility or repair an existing facility and Borrower is to provide funds for such construction or repair, the lease must provide that
(i) tenant's construction will comply with all applicable laws, rules and regulations, and (ii) tenant shall be responsible for the payment and discharge of all mechanic's and materialmen's liens which are filed against the property.


                  4........Maintenance.   The  tenant  must  be  responsible  to
maintain the real property and improvements subject to the lease. The lease must provide that Borrower, as landlord, has no duty to repair the restaurant and tenant may not offset rent due under the lease for maintenance and repair costs.


                  5........Permitted Use: Tenant must be required to operate the restaurant at all times in compliance with the terms of the lease and all applicable laws.


                  6........Operating  Expenses: Borrower, as landlord, must have no obligation to pay operating expenses of the restaurant, and must not guaranty the payment of such expenses to franchisor or any other third party. Landlord must not be liable for any interruption of services as a result of tenant's failure to pay such costs, and tenant must be prohibited from offsetting rent under the lease as a result of any such interruption in services or its business.


                  7........Casualty/Destruction:  The lease  must  provide  that tenant is responsible to rebuild the restaurant and improvements in the event of a casualty, except if the casualty occurs during a period near the conclusion of the initial term of the lease (as set forth in the lease) or at such other time after the initial term as is set forth in the lease. The lease must provide that if tenant is obligated to restore a damaged or destroyed restaurant, tenant shall promptly restore the restaurant in a manner and with materials of comparable quality to the original construction (unless applicable law requires otherwise) from insurance proceeds, and if insurance proceeds are insufficient to cover restoration costs, tenant must be obligated to pay the difference.


                  8........Insurance:  The tenant must be  responsible to insure the Real Property and improvements thereon which are the property of Borrower, at its expense, with hazard insurance and public liability insurance in amounts determined by Borrower, and with deductibles and other coverages as determined by Borrower. Borrower may approve self-insurance for any coverages.


                  9........Condemnation:  In the event of a partial condemnation which does not cause a termination of the lease, net awards may be paid to tenant to the extent necessary to repair/restore its restaurant, or as otherwise provided in the lease. In the event of a partial taking which does not terminate the lease, the rent payable by tenant for the balance of the lease term may be adjusted accordingly. Borrower must be entitled to receive any excess net award without further obligation under the lease to account for such proceeds after payment of restoration costs.


                  10.......Encumbrances:  The lease may provide  that tenant may encumber tenant's leasehold interest with a leasehold mortgage only if such leasehold mortgage is subordinate to Borrower's interest as landlord.


                  11.......Events  of Default:  The lease shall contain  default provisions stating that the following events are events of default: (i) non-payment, (ii) breach of representations, covenants or agreements set forth in the lease, and (iii) tenant's voluntary or involuntary bankruptcy, and curative periods may be included for any events of default.


                  12.......Remedies:  The  lease  must  grant the  Borrower  the following remedies for events of default:  (i) the right to terminate the lease,
(ii) the right to reenter and repossess the restaurant facility, (iii) the right to re-let the restaurant facility, and (iv) the right to collect Borrower's costs of enforcing its remedies.


                  13.......Landlord   Representations/Liability:   Borrower,  as
landlord, must make no representation in the lease as to the condition of the property or, if applicable, compliance of any existing restaurant facility with applicable laws and franchisor standards. Borrower, as landlord, must not be liable for any damages suffered by the tenant's negligence or willful misconduct.


                  14.......Indemnification:     The    lease    shall    contain
indemnification provisions regarding the tenant's indemnification of Borrower, as landlord, against all claims related to: (i) the construction of the restaurant facility (if applicable), (ii) operation of the restaurant facility,
(iii) violations of environmental and hazardous waste laws resulting from tenant's operations at the property, and (iv) third party claims of personal injury or property damage relating to the tenant's operations at the property.


                  15.......Tenant's  Option to Purchase: In the event the tenant is given an option to purchase the Real Property and improvements which are subject to a lease, the purchase price will be the greater of the fair market value thereof, or not less than 115% of the lease Rent Cost Basis, except that with respect to Franchise Leases representing not more than 20% of the Aggregate Eligible Loan Value and approved by the Deal Agent, such requirement shall not apply.


                  16.......Termination  of the Lease:  Other than as a result of destruction of the improvements during the periods described in paragraph 7 above, or as a result of condemnation, the tenant must not be permitted to terminate the lease.

                            [Exhibit M to Agreement]

                     APPROVED ENVIRONMENTAL ASSESSMENT FIRMS


1.       AGRA Earth & Environmental, Inc.
2.       Allender Butzke Engineers Inc.
3.       American Environmental Corporation
4.       Ardaman & Associates, Inc.
5.       ASTEC, Environmental Services Division
6.       ATC Associates, Inc.
7.       Atlanta Testing & Engineering
8.       BHE Environmental, Inc.
9.       California Environmental
10.      CTE Environmental
11.      EE&G
12.      Empire Environmental
13.      Environmental Consultants and
14.      Earth Sciences Consultants, Inc.
15.      Environmental System Design, Inc.
16.      Environmental Management Group, Inc.
17.      ESA (Environmental Site Assessments, Inc.)
18.      Faggert Consulting
19.      FGS, Inc.
20.      Geotechnical and Environmental
21.      Geotechnical Services, Inc.
22.      Gallet & Associates
23.      GeoSystems Engineering, Inc.
24.      Giles Engineering Associates, Inc.
25.      GME Consulting Services, Inc.
26.      Gulf of Maine Research Center, Inc.
27.      GZA GeoEnvironmental, Inc.
28.      KU Resources, Inc.
29.      LAW Engineering & Environmental, Inc.
30.      Lutz Environmental Company, Inc.
31.      Kleinfelder, Inc.
32.      MAK Environmental, Inc.
33.      Melick-Tully & Associates, P.C.
34.      Ninyo & Moore
35.      Nova Consulting Group, Inc.
36.      Nutting Environmental of Florida, Inc.
37.      Petroleum Environmental Services, Inc.
38.      Polyengineering, Inc.
39.      Quality Environmental Solutions, Inc.
40.      Ragan-Smith-Associates, Inc.
41.      Redmond & Associates
42.      RMA - Rindt-McDuff Associates, Inc.
43.      Russell Environmental Services
44.      Soil and Environmental
45.      Speedie & Associates
46.      Streamline Environmental
47.      Superior Environmental Corp.
48.      Terracon
49.      TVG Environmental Inc.
50.      Underground Environmental
51.      Universal Engineering Sciences
52.      Wagner-Huster Engineers, Inc.

                            [Exhibit N to Agreement]

                                   [Reserved]

                            [Exhibit O to Agreement]

                         [FORM OF LOCAL COUNSEL OPINION]


                                 ---------, ----


Rabobank International, as Collateral Agent
245 Park Avenue - Floor 38
New York, NY  10167-0062


       Re: CNL APF Partners, LP -- Franchise Receivables Funding Facility

Ladies and Gentlemen:


                  We have acted as special counsel to the Borrower (as hereinafter defined) in the State of __________ (the "State") in connection with the making of certain loans (collectively, the "Loan") pursuant to that certain Franchise Receivable Funding and Servicing Agreement dated as of October 14, 1999 (the "Loan Agreement"), by and among CNL APF Partners, LP, a Delaware limited partnership (the "Borrower"), Neptune Funding Corporation, as lender (the "Lender"), CNL Financial Services, LP, as Servicer, and Rabobank International, as Deal Agent.


                  In connection with this opinion, we have examined drafts of the loan documents ("Loan Documents") we deemed necessary to examine in order to render this opinion, namely the following:

                  (a)......Loan Agreement;


                  (b)......each  Mortgage,  Security Agreement and Assignment of
Rents (the "Mortgage"), covering the premises in the State referred to on Exhibit A attached hereto (the "Premises"); and


                  (c)......Promissory  Note ("Note") from the Borrower to Lender in the amount of $_________.


                  Terms used herein which are defined in the Loan Agreement shall have the respective meanings set forth in the Loan Agreement, unless otherwise defined herein.


                  This opinion is being delivered in connection with Section 3.1(l) of the Loan Agreement.

                  Based upon the foregoing, we are of the opinion that:


                  1........(a)  Borrower  is  duly  qualified  to  do  business, including the business of leasing the Premises and owning and operating the Premises described in each Mortgage, and is in good standing as a foreign corporation under the laws of the State.


                  (b)......CNL  APF GP  Corp.  is duly  qualified  to act as the general partner of the Borrower, and if required by the laws of the State, is in good standing as a foreign corporation under the laws of the State.


                  2........The   Mortgage  is  the  legal,   valid  and  binding
obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to the qualifications set forth below.

                  3........The Mortgage is in proper form:


                  (a)......to create a lien against the collateral  described in the Mortgage (the "Mortgage Collateral"); and


                  (b)......for  recording  in the real  property  records of the
Clerk's Office in the respective counties where the Premises described in the Mortgage are located in the State (the "Recording Offices"), and the Recording Offices are the proper offices in the State for recording such instruments to perfect a lien against real property.


                  4........The   Mortgage  contains  the  terms  and  provisions
necessary to enable the Lender, following a default under any of the Loan Documents, to exercise the remedies which are customarily available to a real estate lienholder under the laws of the State.


                  5........No recording,  filing, privilege or other tax must be paid in the State in connection with the making of the Loan or the execution, delivery, recordation or enforcement of the Mortgage, other than [describe taxes, if any].


                  6........[The  priority of the lien of the Mortgage related to all advances made by the Lender under the Loan Agreement on or before the date on which the Mortgage is recorded in the Recording Office, will be determined by the date of such recording.] The priority of the lien of the Mortgage related to each advance made by the Lender under the Loan Agreement after the date the Mortgage is so recorded will be determined by **[the date the Mortgage is recorded] [or] [the date such advance is made]**.


                  7........The  duly conducted  foreclosure of the Mortgage will not in any manner restrict, affect or impair the Borrower's liability with respect to the indebtedness secured thereby or the Lender's rights or remedies with respect to the foreclosure or enforcement of any other security interests or liens securing such indebtedness, to the extent any deficiency remains unpaid after application of the proceeds of the foreclosure of the Mortgage.


                  8........The  law  (statutory  or otherwise) of the State does not require a lienholder to make an election of remedies where such lienholder holds security interests and liens on both the real and the personal property of a debtor or to take recourse first or solely against its collateral. A Lender may be compelled by principles of equity, such as the doctrine of marshaling, to proceed against certain collateral before resort may be had to other collateral.


                  9........The  Loan  Documents  provide  that in any  action to enforce the lien of the Mortgage, the law of the State will govern the enforceability of the lien. If the law of the State were to apply, the interest and other obligations secured by the Mortgage would not be usurious under the laws of the State, provided that the rate of interest reserved or collected does not exceed ____%.


                  10.......The  Borrower  **[does]  [does not]** have a right of redemption under the laws of the State.


                  13.......The  Lender is not  required,  solely  because of its role as Lender under the Loan Agreement (including, without limitation, the making of the Loan) and as a secured party under the Mortgage, or because of taking such actions as enforcement of the Loan Agreement, maintaining or defending any action relating to the Loan, or taking mere title to the property by judicial foreclosure or deed in lieu of foreclosure, to (a) qualify to transact business in the State; (b) obtain a license, certificate or other form of permission or consent from any State agency; (c) file a designation for service of process or any other similar type of filing in the State; or (d) pay any state or local tax (whether income, franchise or other) in the State, other than taxes paid in the nature of documentary, mortgage and intangible taxes.


                                Very truly yours,

                                    EXHIBIT A

                                  THE PREMISES

                           [Exhibit P-1 to Agreement]

                 Form of Franchise Receivable Assignment - Loan

PREPARED BY AND RETURN TO:

Dale A. Burket, Esquire
Lowndes, Drosdick, Doster,
Kantor & Reed, P.A.
215 North Eola Drive
P. O. Box 2804
Orlando, Florida 32802







                                                     SPACE ABOVE THIS LINE FOR RECORDER'S USE
---------------------------------------------------- ---------------------------------------------------------------

                            ARTICLE XIIIWARRANTY DEED

         THIS WARRANTY DEED, made and executed as of the _____ day of __________,1999, by CNL AMERICAN PROPERTIES FUND, INC., a Maryland corporation, whose address is 400 East South Street, Suite 500, Orlando, Florida 32801 (hereinafter referred to as the "Grantor") to CNL APF PARTNERS, LP, a Delaware limited partnership, whose address is 400 East South Street, Suite 500, Orlando, Florida 32801 (hereinafter referred to as the "Grantee");

         Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) to Grantor in hand paid by Grantee, the receipt of which is acknowledged, has granted, bargained, and sold to Grantee, and Grantee's heirs and assigns forever that certain piece, parcel or tract of land situated in _______________ County, Florida more particularly described on Exhibit "A" (the "Property") together with all of Grantor's right, title and interest as landlord or lessor in and to any leases or rental agreements pertaining to the Property, and all of the rights, benefits and privileges of the landlord or lessor thereunder, including without limitation all of Grantor's right, title and interest in and to all security deposits and rentals thereunder. And Grantor does fully warrant the title to the land conveyed, and will defend the same against the lawful claims of all persons whomever.


                            [Signatures on Next Page]

             IN WITNESS OF THE ABOVE, Grantor has executed this deed on the date first written above.

Signed, sealed and delivered in the presence of:


                             CNL AMERICAN PROPERTIES FUND, INC., a Maryland corporation


                             By:  _____________________________
                                   [insert name ], [insert title]

Name:
     ------------------------------------------------

Name:
     -----------------------------------------------



STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me on the _______ day of ______________, 1999, by [insert name], as [title] of CNL AMERICAN PROPERTIES FUND, INC., a Maryland corporation, on behalf of the corporation. He is personally known to me and did not take an oath.


                                     Notary Signature


                                     Printed Name
                                     Notary Public, State of Florida
                                     Commission Number:
                                     My Commission Expires:

                           [Exhibit P-2 to Agreement]

                 Form of Franchise Receivable Assignment - Lease

PREPARED BY AND RETURN TO:

Dale A. Burket, Esquire
Lowndes, Drosdick, Doster,
Kantor & Reed, P.A.
215 North Eola Drive
P. O. Box 2804
Orlando, Florida 32802







                                                     SPACE ABOVE THIS LINE FOR RECORDER'S USE
---------------------------------------------------- ---------------------------------------------------------------

                            ARTICLE XIVWARRANTY DEED

         THIS  WARRANTY  DEED,  made  and  executed  as  of  the  _____  day  of
__________,1999,  by CNL AMERICAN PROPERTIES FUND, INC., a Maryland corporation, whose  address  is 400 East South  Street,  Suite 500,  Orlando,  Florida  32801
(hereinafter  referred to as the "Grantor") to CNL APF PARTNERS,  LP, a Delaware
limited partnership, whose address is 400 East South Street, Suite 500, Orlando,
Florida 32801 (hereinafter referred to as the "Grantee");

         Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) to Grantor in hand paid by Grantee, the receipt of which is acknowledged, has granted, bargained, and sold to Grantee, and Grantee's heirs and assigns forever that certain piece, parcel or tract of land situated in _______________ County, Florida more particularly described on Exhibit "A" (the "Property") together with all of Grantor's right, title and interest as landlord or lessor in and to any leases or rental agreements pertaining to the Property, and all of the rights, benefits and privileges of the landlord or lessor thereunder, including without limitation all of Grantor's right, title and interest in and to all security deposits and rentals thereunder. And Grantor does fully warrant the title to the land conveyed, and will defend the same against the lawful claims of all persons whomever.


                            [Signatures on Next Page]

             IN WITNESS OF THE ABOVE, Grantor has executed this deed on the date first written above.

Signed, sealed and delivered in the presence of:

                                                              CNL  AMERICAN   PROPERTIES  FUND,  INC.,  a  Maryland
                                                              corporation


                                                              By:  ___________________________________
Name:                                                              [insert name ], [insert title]
     ------------------------------------------------


Name:
     ------------------------------------------------

STATE OF FLORIDA
COUNTY OF ORANGE

         The foregoing instrument was acknowledged before me on the _______ day of ______________, 1999, by [insert name], as [title] of CNL AMERICAN PROPERTIES
FUND, INC., a Maryland corporation, on behalf of the corporation. He is personally known to me and did not take an oath.


                                                              Notary Signature


                                                              Printed Name
                                                              Notary Public, State of Florida
                                                              Commission Number:
                                                              My Commission Expires:


135210v1
                            [Exhibit Q to Agreement]

                      FORM OF PLEDGED RECEIVABLE SUPPLEMENT

                                  [Insert Date]

Neptune Funding Corporation
Attention:

Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A.,
  "Rabobank International", New York Branch ("Rabobank"), as Deal Agent
Attention:

                  Re:......Franchise Receivable Funding and Servicing Agreement,
                           dated as of October 14, 1999

Ladies and Gentlemen:


                  Reference is made to the Franchise Receivable Funding and Servicing Agreement, dated as of October 14, 1999 (as amended or otherwise modified from time to time, the "Agreement"), among CNL APF Partners, LP (the "Borrower"), Neptune Funding Corporation (the "Lender"), CNL Financial Services, LP (the "Servicer") and Rabobank (the "Deal Agent"). Capitalized terms used but not defined in this notice have the meanings ascribed to such terms in the Agreement.


                  Pursuant to Section 2.2(g) of the Agreement, the Borrower hereby adds the Franchise Receivables identified on Schedule 1 (each a "New Pledged Receivable") to the Pledged Receivables. As security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all Borrower Secured Obligations, the Borrower hereby assigns and pledges to the Collateral Agent and grants to the Collateral Agent a security interest in and lien upon, all of the Borrower's right, title and interest in and to the New Pledged Receivables and all related Collateral, in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located.

                                Very truly yours,

                                   CNL APF PARTNERS, LP

                                   By: CNL APF GP CORP., its general partner

                                   By: __________________________________
                                       Name:
                                       Title:



 ** The aggregate principal amount of all Advances may not exceed the Program
    Amount.